* IMPORTANT NOTE: CERTAIN MATERIAL, INDICATED BY AN ASTERISK ("*"), HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.






                                CREDIT AGREEMENT

                           dated as of August 9, 2000

                                  by and among


                             PATHNET OPERATING, INC.
                                as the Borrower,

                           PATHNET FIBER EQUIPMENT LLC
                                       and
                             PATHNET REAL ESTATE LLC
                                 as Guarantors,

                              NORTEL NETWORKS INC.
                           as the Administrative Agent

                                       and

                            THE LENDERS NAMED HEREIN

                  $105,000,000 ADVANCING TERM LOANS A FACILITY

                  $105,000,000 ADVANCING TERM LOANS B FACILITY



                                                  TABLE OF CONTENTS

                                                                                                               PAGE


ARTICLE 1 - Definitions...........................................................................................1
         Section 1.1       Definitions, etc.......................................................................1
         Section 1.2       Other Definitional Provisions.........................................................31
         Section 1.3       Accounting Terms and Determinations...................................................31
         Section 1.4       Financial Covenants and Reporting.....................................................32

ARTICLE 2 - Loans................................................................................................32
         Section 2.1       Commitments...........................................................................32
         Section 2.2       Notes.................................................................................33
         Section 2.3       Repayment of Loans....................................................................33
         Section 2.4       Interest..............................................................................35
         Section 2.5       Borrowing Procedure...................................................................36
         Section 2.6       Optional Prepayments, Conversions and Continuations of Loans..........................37
         Section 2.7       Mandatory Prepayments.................................................................37
         Section 2.8       Minimum Amounts.......................................................................39
         Section 2.9       Certain Notices.......................................................................39
         Section 2.10      Use of Proceeds.......................................................................40
         Section 2.11      Fees..................................................................................41
         Section 2.12      Computations..........................................................................42
         Section 2.13      Termination or Reduction of Commitments...............................................42

ARTICLE 3 - Payments.............................................................................................43
         Section 3.1       Method of Payment and Application of Payments.........................................43
         Section 3.2       Pro Rata Treatment....................................................................43
         Section 3.3       Sharing of Payments, Etc..............................................................44
         Section 3.4       Non-Receipt of Funds by the Administrative Agent......................................44
         Section 3.5       Taxes.................................................................................45
         Section 3.6       Withholding Tax Exemption.............................................................45
         Section 3.7       Reinstatement of Obligations..........................................................46
         Section 3.8       No Force Majeure, Disputes............................................................46

ARTICLE 4 - Yield Protection and Illegality......................................................................47
         Section 4.1       Additional Costs......................................................................47
         Section 4.2       Limitation on Types of Loans..........................................................48
         Section 4.3       Illegality............................................................................49
         Section 4.4       Treatment of Affected Loans...........................................................49
         Section 4.5       Compensation..........................................................................49
         Section 4.6       Capital Adequacy......................................................................50

ARTICLE 5 - Security.............................................................................................50
         Section 5.1       Collateral............................................................................50
         Section 5.2       Guaranties............................................................................51
         Section 5.3       New Subsidiaries; Additional Capital Stock............................................51
         Section 5.4       Mortgaged Properties; Subordinations and Waivers......................................52
         Section 5.5       Further Assurances....................................................................54
         Section 5.6       Setoff................................................................................54
         Section 5.7       The Collateral Agent; the Collateral Agency Agreement; Required Priority of Liens. ...54
         Section 5.8       Release...............................................................................54
         Section 5.9       Non-Disturbance and Attornment........................................................55

ARTICLE 6 - Conditions Precedent.................................................................................55
         Section 6.1       Initial Extension of Credit...........................................................55
         Section 6.2       All Extensions of Credit..............................................................62
         Section 6.3       Closing Certificates..................................................................62

ARTICLE 7 - Representations and Warranties.......................................................................63
         Section 7.1       Existence.............................................................................63
         Section 7.2       Financial Statements..................................................................63
         Section 7.3       Corporate Action; No Breach...........................................................64
         Section 7.4       Operation of Business; Licenses and Contract Rights-of-Way............................64
         Section 7.5       Intellectual Property.................................................................65
         Section 7.6       Litigation and Judgments..............................................................65
         Section 7.7       Rights in Properties and Contract Rights-of-Way; Liens................................66
         Section 7.8       Enforceability........................................................................66
         Section 7.9       Approvals.............................................................................66
         Section 7.10      Debt..................................................................................67
         Section 7.11      Taxes.................................................................................67
         Section 7.12      Margin Securities.....................................................................67
         Section 7.13      ERISA.................................................................................67
         Section 7.14      Disclosure............................................................................68
         Section 7.15      Loan Parties; Capitalization..........................................................68
         Section 7.16      Compliance with Laws..................................................................68
         Section 7.17      Investment Company Act................................................................68
         Section 7.18      Public Utility Holding Company Act....................................................68
         Section 7.19      Environmental Matters.................................................................68
         Section 7.20      Year 2000 Compliance..................................................................70
         Section 7.21      Labor Disputes and Acts of God........................................................70
         Section 7.22      Material Contracts....................................................................70
         Section 7.23      Bank Accounts.........................................................................70
         Section 7.24      Outstanding Securities................................................................70
         Section 7.25      Solvency..............................................................................70
         Section 7.26      Employee Matters......................................................................70
         Section 7.27      Insurance.............................................................................71
         Section 7.28      Common Enterprise.....................................................................71
         Section 7.29      No Default under Other Agreements.....................................................71
         Section 7.30      Reorganization; Contract Rights-of-Way; Collocation Sites.............................71
         Section 7.31      PNI Senior Notes......................................................................72
         Section 7.32      Status of Network Build-Out...........................................................72
         Section 7.33      Nature of Assets Contributed to the Borrower..........................................72

ARTICLE 8 - Affirmative Covenants................................................................................73
         Section 8.1       Reporting Requirements................................................................73
         Section 8.2       Maintenance of Existence; Conduct of Business.........................................77
         Section 8.3       Ownership and Maintenance of Properties and Licenses and Contract Rights-of-Way.......77
         Section 8.4       Taxes and Claims......................................................................78
         Section 8.5       Insurance.............................................................................78
         Section 8.6       Inspection Rights.....................................................................80
         Section 8.7       Keeping Books and Records.............................................................80
         Section 8.8       Compliance with Laws..................................................................81
         Section 8.9       Compliance with Agreements............................................................81
         Section 8.10      Further Assurances....................................................................81
         Section 8.11      ERISA.................................................................................81
         Section 8.12      Non-Consolidation.....................................................................82
         Section 8.13      Year 2000 Compliance..................................................................82
         Section 8.14      Trade Accounts Payable................................................................82
         Section 8.15      Delivery of Certain Amendments, Material Contracts and Subordinated Debt Documents....82
         Section 8.16      Interest Rate Protection..............................................................82
         Section 8.17      Ownership of Certain Assets and Businesses............................................83
         Section 8.18      Veracity and Accuracy of Financial Statements.........................................83
         Section 8.19      Investment Company Act and Public Utility Holding Company Act.........................83
         Section 8.20      Installment Sales or Leases of Nortel Networks Goods and Services.....................84
         Section 8.21      Management Services...................................................................84
         Section 8.22      Post-Closing Consents.................................................................84

ARTICLE 9 - Negative Covenants...................................................................................84
         Section 9.1       Debt. ................................................................................84
         Section 9.2       Limitation on Liens...................................................................86
         Section 9.3       Mergers, Etc..........................................................................87
         Section 9.4       Restricted Payments...................................................................87
         Section 9.5       Investments...........................................................................88
         Section 9.6       Limitation on Issuances of Capital Stock..............................................89
         Section 9.7       Transactions with Affiliates..........................................................90
         Section 9.8       Disposition of Property...............................................................91
         Section 9.9       Sale and Leaseback....................................................................92
         Section 9.10      Lines of Business.....................................................................93
         Section 9.11      Environmental Protection..............................................................94
         Section 9.12      Intercompany Transactions.............................................................94
         Section 9.13      Management Fees.......................................................................94
         Section 9.14      Master Purchase Agreement.............................................................94
         Section 9.15      Modification of Certain Agreements....................................................94
         Section 9.16      ERISA.................................................................................95
         Section 9.17      No Prepayment of Debt, Etc............................................................95
         Section 9.18      Rights of Third Parties in Intellectual Property......................................96

ARTICLE 10 - Financial Covenants.................................................................................96
         Section 10.1      Total Debt to Total Capitalization....................................................96
         Section 10.2      Total Debt to Annualized EBITDA.......................................................96
         Section 10.3      EBITDA to Debt Service Coverage.......................................................96
         Section 10.4      EBITDA to Consolidated Interest Expense...............................................97
         Section 10.5      Gross Revenues........................................................................97

ARTICLE 11 - Default.............................................................................................97
         Section 11.1      Events of Default.....................................................................97
         Section 11.2      Remedies.............................................................................100
         Section 11.3      Performance by the Administrative Agent, etc.........................................101

ARTICLE 12 - The Administrative Agent...........................................................................101
         Section 12.1      Appointment, Powers and Immunities...................................................101
         Section 12.2      Rights of Administrative Agent as a Lender...........................................102
         Section 12.3      Defaults.............................................................................102
         Section 12.4      INDEMNIFICATION......................................................................103
         Section 12.5      Independent Credit Decisions.........................................................104
         Section 12.6      Several Commitments..................................................................104
         Section 12.7      Successor Administrative Agent.......................................................104

ARTICLE 13 - Miscellaneous......................................................................................105
         Section 13.1      Expenses.............................................................................105
         Section 13.2      INDEMNIFICATION......................................................................105
         Section 13.3      Limitation of Liability..............................................................106
         Section 13.4      No Duty..............................................................................107
         Section 13.5      No Fiduciary Relationship............................................................107
         Section 13.6      Equitable Relief.....................................................................107
         Section 13.7      No Waiver; Cumulative Remedies.......................................................107
         Section 13.8      Successors and Assigns...............................................................107
         Section 13.9      Survival.............................................................................111
         Section 13.10     ENTIRE AGREEMENT.....................................................................111
         Section 13.11     Amendments...........................................................................111
         Section 13.12     Maximum Interest Rate................................................................112
         Section 13.13     Notices..............................................................................113
         Section 13.14     GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS........................113
         Section 13.15     Counterparts.........................................................................114
         Section 13.16     Severability.........................................................................114
         Section 13.17     Headings.............................................................................114
         Section 13.18     Construction.........................................................................114
         Section 13.19     Independence of Covenants............................................................114
         Section 13.20     Confidentiality......................................................................114
         Section 13.21     WAIVER OF JURY TRIAL.................................................................115
         Section 13.22     Approvals and Consent................................................................115
         Section 13.23     Service of Process...................................................................116




                                                  INDEX TO EXHIBITS

Exhibit A           -    Form of Assignment and Acceptance
Exhibit B           -    Form of Collateral Agency Agreement
Exhibit C           -    Form of Guaranty Agreement
Exhibit D           -    Form of Holdings Agreement
Exhibit E           -    Form of Holdings Pledge Agreement
Exhibit F           -    Form of Indemnity and Contribution Agreement
Exhibit G           -    Form of Perfection Certificate
Exhibit H           -    Form of Security Agreement
Exhibit I           -    Form of Subordination Agreement
Exhibit J-1         -    Form of Term Note A
Exhibit J-2         -    Form of Term Note B
Exhibit K           -    Form of Notice of Borrowings, Conversions, Continuations and Prepayments
Exhibit L           -    Form of Compliance Certificate


                                                 INDEX TO SCHEDULES

Schedule 1.1(a)     -    Certain Permitted Holders
Schedule 1.1(b)     -    Certain Permitted Liens
Schedule 7.4        -    Licenses
Schedule 7.5        -    Intellectual Property
Schedule 7.6        -    Litigation, Etc.
Schedule 7.7        -    Real Property; Contract Rights-of-Way
Schedule 7.10       -    Existing Debt
Schedule 7.13       -    Plans
Schedule 7.15       -    Loan Parties; Capitalization
Schedule 7.22       -    Material Contracts
Schedule 7.23       -    Bank Accounts
Schedule 7.26       -    Employee Matters
Schedule 7.27       -    Insurance
Schedule 8.17       -    Telecommunications Assets Not Owned by the Borrower and its Subsidiaries
Schedule 9.5        -    Certain Investments
Schedule 9.10       -    Certain Agreements of Real Estate Subsidiaries
Schedule 10.1       -    Total Debt to Total Capitalization
Schedule 10.2       -    Total Debt to Annualized EBITDA
Schedule 10.3       -    EBITDA to Debt Service Coverage
Schedule 10.4       -    EBITDA to Consolidated Interest Expense
Schedule 10.5       -    Gross Revenues

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of August 9, 2000, is by and among PATHNET OPERATING, INC., a Delaware corporation (the "BORROWER"), PATHNET FIBER EQUIPMENT LLC, a Delaware limited liability company ("PFE"), PATHNET REAL ESTATE LLC, a Delaware limited liability company ("PRE"), each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "LENDER" and, collectively, the "LENDERS"), and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                   RECITALS:
                                   --------

         A. The Borrower desires to obtain term loan facilities aggregating $210,000,000 in principal amount to finance the purchase of Nortel Networks Goods and Services by the Borrower and/or PFE.

         B. The Lender(s) identified on the signature pages of this Agreement desire to provide such credit facilities with the assistance of the Administrative Agent upon and subject to the terms and provisions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 DEFINITIONS, ETC. As used in this Agreement, the following terms shall have the following meanings:

         "ADDITIONAL COSTS" means as specified in SECTION 4.1(A).

         "ADJUSTED EURODOLLAR RATE" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by (b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "ADJUSTED NET INCOME" means, as to any Person (the "SUBJECT PERSON") and its Consolidated Subsidiaries and for any period, Consolidated Net Income excluding the following (without duplication) to the extent that any of the following shall have been included in Consolidated Net Income for such period:
(a) any net gain or loss arising from the sale of any capital asset; (b) any net gain or loss arising from any write-up or write-down of assets; (c) earnings or losses of any other Person, substantially all of the assets of which have been acquired by the subject Person or a Consolidated Subsidiary of the subject Person in any manner, to the extent that such earnings or losses were realized by such other Person prior to the date of such acquisition; (d) earnings or losses of any Person (other than a Consolidated Subsidiary of the subject Person) in which the subject Person or a Consolidated Subsidiary of the subject Person has an ownership interest, unless such earnings have actually been received by the subject Person or such Consolidated Subsidiary in the form of cash distributions; and (e) any net gain or loss arising from the acquisition of any securities of the subject Person or a Consolidated Subsidiary of the subject Person.

         "ADMINISTRATIVE AGENT" means as specified in the introductory paragraph of this Agreement.

         "ADMINISTRATIVE AGENT'S LETTER" means the letter agreement dated as of August 9, 2000 between the Administrative Agent and the Borrower.

         "AFFILIATE" means, as to any Person (the "SUBJECT PERSON"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of the subject Person, or (c) ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition and the definition of the term "Change in Control", "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the Loan Documents, neither the Administrative Agent nor any Lender shall be deemed to be an Affiliate of the Borrower or any other Loan Party.

         "AGENT" means either the Administrative Agent or the Collateral Agent, and "AGENTS" means the Administrative Agent and the Collateral Agent.

         "AGGREGATE COMMITMENTS" means, as to all Lenders, the Term Loans A Commitments and the Term Loans B Commitments.

         "AGREEMENT"   means  this   Agreement  and  any  and  all   amendments,
modifications, supplements, renewals, extensions or restatements hereof.

         "AMORTIZATION COMMENCEMENT DATE" means the Quarterly Date falling in the calendar quarter immediately succeeding the calendar quarter in which the earlier of the following dates occurs: (a) June 30, 2003, or (b) June 30, 2001, if less than $[*] in aggregate principal amount of the Loans has been advanced as of such date.

         "ANNUALIZED EBITDA" means, as to any Person and its Consolidated Subsidiaries and for the applicable period, EBITDA for the two most recently completed fiscal quarters multiplied by two.

         "APPLICABLE LENDING OFFICE" means, for each Lender and each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with SECTION 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which such Lender's Loans of such Type are to be made and maintained.

         "APPLICABLE MARGIN" means the rate per annum equal to (a) with respect to each Base Rate Loan, [*] percent ([*]%) and (b) with respect to each Eurodollar Loan, [*] percent ([*]%).

         "APPROVED FUND" means (a) with respect to any Lender which is a fund primarily engaged in making, purchasing or otherwise investing in commercial loans, any other fund which is primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business and which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor or (b) any other entity which has been approved by the Administrative Agent and which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business; PROVIDED, HOWEVER, that Approved Fund shall not include any Affiliate of the Borrower.

         "APPROVED SERVICES AGREEMENT" means that certain Intercompany Services Agreement dated as of August 9, 2000 between PNI and the Borrower, a true and correct copy of which has been provided to the Administrative Agent.

         "APPROVED TAX ALLOCATION AGREEMENT" means that certain Tax Sharing Agreement dated as of August 9, 2000 between Holdings and the Borrower, a true and correct copy of which has been provided to the Administrative Agent.

         "ASSET   CONTRIBUTION   AGREEMENT"  means  that  certain   Contribution
Agreement dated as of August 9, 2000 among Holdings, the Borrower, PRE and PFE.

         "ASSET DISPOSITION" means the disposition of any or all of the Property of the Borrower or any of its Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding (a) sales of inventory in the ordinary course of business, (b) the grant of a Lien as security, (c) any involuntary disposition resulting from casualty damage to Property, and (d) dispositions of equipment if and to the extent that the equipment disposed of is, concurrently therewith, exchanged or replaced by equipment of equal or greater value.

         "ASSIGNEE" means as specified in SECTION 13.8(B).

         "ASSIGNING LENDER" means as specified in SECTION 13.8(B).

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Administrative Agent pursuant to SECTION 13.8(E), in substantially the form of EXHIBIT A hereto.

         "BANKRUPTCY CODE" means as specified in SECTION 11.1(E).

         "BASE RATE" means, at any time, the greater of (a) the rate of interest per annum then most recently announced or established by the Reference Bank at its principal office in New York City as its highest commercial prime or base rate then in effect, or (b) the Federal Funds Rate then in effect plus one-half of one percent (0.50%). The Base Rate may not necessarily be the lowest rate of interest charged by the Reference Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the prime or base rate or the Federal Funds Rate resulting from a change in the prime or base rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the prime or base rate or the Federal Funds Rate, respectively.

         "BASE RATE LOANS" means Loans that bear interest at rates based upon the Base Rate.

         "BASLE ACCORD" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory
Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "BOARD OF DIRECTORS" means (a) with respect to any Loan Party which is a corporation, the board of directors of such Loan Party and (b) with respect to any Loan Party which is not a corporation, an analogous body, officer or representative of such Loan Party which is the functional equivalent of the board of directors of a corporation and which has the power and authority to authorize and effectuate the execution, delivery and performance of the Loan Documents to be executed by such Loan Party and other actions to be taken by such Loan Party.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary or analogous officer of any Loan Party, as applicable based upon the context in which such term appears, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification.

         "BORROWER" means as specified in the initial paragraph of this Agreement.

         "BORROWING" means a Loan or group of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

         "BUSINESS DAY" means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Dallas, Texas, or Boston, Massachusetts and (b) with respect to all Borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in CLAUSE (A) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "BUSINESS PLAN" means the Borrower's marketing and Network build-out plans, budget and schedule as submitted to and approved by the Administrative Agent, including financial projections of the Borrower and its Consolidated Subsidiaries for the ten year period beginning on the Closing Date, certified by the chief financial officer of the Borrower as being prepared generally in accordance with GAAP (except for the absence of footnotes), such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by the Borrower and its Consolidated Subsidiaries during such period. As of the Closing Date, the Business Plan dated as of August 4, 2000 and identified as "Pathnet Financial Projections" shall be the Business Plan for purposes of this Agreement.

         "CAPITAL EXPENDITURES" means, as to any Person and its Consolidated Subsidiaries, amounts paid or Debt incurred by such Persons in connection with the purchase or lease by such Persons of Property that would be required to be capitalized and shown on the balance sheet of such Persons in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" means, as to any Person and its Consolidated Subsidiaries, the obligations of such Persons to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Persons under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CAPITAL STOCK" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

         "CASUALTY EVENT" means any casualty or other damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property or asset (including, without limitation, Fiber and Conduit) of the Borrower or any Subsidiary of the Borrower after the Closing Date.

         "CHANGE IN CONTROL" means the existence or occurrence of any of the following: (a) any Capital Stock of the Borrower is owned by any Person other than Holdings; (b) any Capital Stock of any Subsidiary of the Borrower is owned by any Person other than the Borrower or a Wholly-Owned Subsidiary of the Borrower; (c) any Person or two or more Persons (other than the Permitted Holders or a group controlled by Permitted Holders) acting as a group (as defined in Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of [*]% or more of the outstanding shares of Voting Stock of Holdings; (d) individuals who, as of the Closing Date, constitute the Board of Directors of Holdings (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors of Holdings; PROVIDED, HOWEVER, that any individual becoming a director of Holdings subsequent to the Closing Date whose election or nomination for election by Holdings' shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings; or (e) the consummation of any transaction the result of which is that any Person or group beneficially owns more of the Voting Stock of Holdings than is beneficially owned, in the aggregate, by the Permitted Holders.

         "CLASS" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans A or Term Loans B and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loans A Commitment or a Term Loans B Commitment.

         "CLOSING DATE" means August 9, 2000, the date of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "COLLATERAL" means all Property of any Person of any nature whatsoever upon which a Lien is created or purported or required (in accordance with the Loan Documents) to be created by any Loan Document as security for the Obligations or any portion thereof.

         "COLLATERAL AGENCY AGREEMENT" means the Collateral Agency and Intercreditor Agreement among the Collateral Agent, the Administrative Agent, the Borrower, Holdings, PRE and PFE, substantially in the form of EXHIBIT B, as such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "COLLATERAL AGENT" means State Street Bank and Trust Company in its capacity as collateral agent for the "Secured Parties" (as such term is defined in the Collateral Agency Agreement) under the Security Documents and the Guaranty Agreements.

         "COMMITMENT" means, as to any Lender, such Lender's Term Loans A Commitment or Term Loans B Commitment (as applicable based upon the context in which such term is used) and "COMMITMENTS" means, as to any one or more of the Lenders, such Lender's or Lenders' (as applicable based upon the context in which such term is used) Term Loans A Commitment(s) and Term Loans B Commitment(s), collectively.

         "COMMITMENT PERCENTAGE" means, as to any Lender and as to the Term Loans A Commitments, the Term Loans B Commitments or the Aggregate Commitments (as applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the amount of the outstanding Term Loans A Commitment, Term Loans B Commitment or Aggregate Commitments (as applicable) of such Lender (or if such applicable Commitment has terminated or expired, the outstanding principal amount of the Term Loans A, the Term Loans B or the Loans, respectively, of such Lender) and the denominator of which is the aggregate amount of the outstanding Term Loans A Commitments, Term Loans B Commitments or Aggregate Commitments (as applicable) of all Lenders (or if such applicable Commitments have terminated or expired, the aggregate outstanding principal amount of the Term Loans A, the Term Loans B or the Loans, respectively, of all Lenders), as adjusted from time to time in accordance with
SECTION 13.8.

         "COMMUNICATIONS ACT" means the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

         "CONDUIT" means any conduit capable of containing one or more strands of Fiber.

         "CONSOLIDATED FIXED CHARGES" means, as to any Person and its Consolidated Subsidiaries and for any period, the sum of (without duplication)
(a) Consolidated Interest Expense of such Persons paid or payable in cash during such period, PLUS (b) all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Loans and other outstanding Debt during such period, PLUS (c) all prepayments (if any) of principal with respect to the Loans and other outstanding Debt during such period to the extent such prepayments reduced any scheduled payments that would have been due within one year after the date of prepayment, PLUS (d) taxes of such Persons paid or payable in cash during such period, PLUS (e) the aggregate amount paid by such Persons in cash during such period on account of Capital Expenditures.

         "CONSOLIDATED INTEREST EXPENSE" means, as to any Person and its Consolidated Subsidiaries and for any period, and without duplication, all interest on Debt of such Persons paid or payable in cash during such period, including the interest portion of payments under Capital Lease Obligations but excluding Qualifying Fiber or Conduit Purchases.

         "CONSOLIDATED NET INCOME" means, as to any Person and its Consolidated Subsidiaries and for any period, the net income (or loss) of such Persons for such period, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED SUBSIDIARY" means, with respect to any Person, any Subsidiary the financial attributes of which are or would be consolidated with those of such Person in the consolidated financial statements of such Person in accordance with GAAP.

         "CONTINUE",   "CONTINUATION"   and  "CONTINUED"   shall  refer  to  the
continuation pursuant to SECTION 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

         "CONTRACT RATE" means as specified in SECTION 13.12(A).

         "CONTRACT RIGHTS-OF-WAY" means any and all rights-of-way (whether an easement, lease, contract or agreement in any form) or similar authorization to use any real property or any interest therein contractually granted by any Person to or in favor of any Loan Party in connection with, and used in connection with, the Network, including, without limitation, leases and licenses entered into in connection with the Master Rights-of-Way Agreements.

         "CONTRIBUTED CAPITAL" means, as to any Person and as of any date of determination, the sum of (without duplication) (a) cash equity contributions made to such Person as of such date (including cash equity contributed on or before the Closing Date) and non-cash equity contributions made to such Person prior to the Closing Date if and to the extent (but only if and to the extent) that such non-cash equity contributions are expressly reflected in the financial statements delivered by the Borrower pursuant to SECTION 7.2 hereof, PLUS (b) the amount of cash proceeds of Subordinated Debt received by such Person as of such date, MINUS (c) the aggregate amount of any Restricted Payments (excluding dividends paid by the Borrower to Holdings as permitted by CLAUSE (C) of SECTION 9.4) paid or made by such Person as of such date in cash or other Property other than Capital Stock of such Person, MINUS (d) the aggregate amount of cash interest paid on Subordinated Debt of such Person as of such date, PLUS (e)
non-cash equity contributions of Contract Rights-of-Way made to such Person after the Closing Date if and to the extent (but only if and to the extent) that such Contract Rights-of-Way are valued in a manner consistent with both (i) the prior valuation methods of the Borrower and Holdings regarding equity contributions  of Contract  Rights-of-Way  by Holdings to the  Borrower and (ii)
GAAP.

         "CONVERT", "CONVERSION" and "CONVERTED" shall refer to a conversion pursuant to SECTION 2.6 or ARTICLE 4 of one Type of Loan into the other Type of Loan.

         "CURRENT DATE" means (a) a date occurring no more than 30 days prior to the Closing Date or other relevant date as may be specified herein (as applicable) or (b) such earlier date which is acceptable to the Administrative Agent.

         "CUSTOMER AGREEMENT" means an agreement providing for the sale, lease, transfer, swap, exchange or other disposition of, or the grant of any other right to use, or the grant of an option to purchase, acquire, lease or otherwise use, all or any part of the Network, whether relating to transmission capacity, Conduit or any individual strand or strands of Fiber, including, without limitation, any such agreements between the Borrower and its Subsidiaries.

         "DEBT" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money;
(b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments; (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days; (d) all Capital Lease Obligations of such Person; (e) all Debt of others Guaranteed by such Person; (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person; (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements; and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any pension plans. With respect to any Debt issued with original issue discount, the outstanding principal amount thereof at any time shall be equal to the remainder of the face amount of such Debt MINUS the remaining unamortized portion of the original issue discount at such time determined in accordance with GAAP.

         "DEBT SERVICE" means, as to any Person and its Consolidated Subsidiaries and for any period, the sum of (a) Consolidated Interest Expense for such Persons paid or payable in cash during such period, PLUS (b) all scheduled payments (as such scheduled payments are reduced by the application of any prepayments made) of principal with respect to the Loans and other outstanding Debt during such period.

         "DEFAULT" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "DEFAULT RATE" means, in respect of any principal of any Loan at all times during which any Default has occurred and is continuing or in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Default or during the period commencing on the due date of such other amount until such other amount is paid in full equal to the lesser of (a) the sum of [*] percent ([*]%) plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans or (b) the Maximum Rate; PROVIDED, HOWEVER, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of the rate per annum equal to (i) the sum of [*] percent ([*]%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in CLAUSE (II) of
SECTION 2.4(A) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

         "DOLLARS" and "$" mean lawful money of the U.S.

         "EBITDA" means, as to any Person and its Consolidated Subsidiaries and for any period, without duplication, the sum of the following for such Persons for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, PLUS (b) Consolidated Interest Expense, PLUS (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus
(d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Adjusted Net Income, MINUS (e) non-cash income to the extent included in determining Adjusted Net Income, PLUS (f) non-cash losses to the extent deducted in determining Adjusted Net Income.

         "ELIGIBLE ASSIGNEE" means (a) any Lender or Affiliate of a Lender, (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership, limited liability company or other entity) which has been approved by the Administrative Agent as a Lender under this Agreement or (c) any Approved Fund; PROVIDED, HOWEVER, that (i)
Eligible  Assignee  shall not include any  Affiliate  of the  Borrower  and (ii)
Eligible Assignee shall not include any business competitor of the Borrower engaged in the same service offering line of business as the Borrower except after the occurrence and during the continuance of an Event of Default.

         "ELIGIBLE SECURED DEBT" means (a) Debt of the Borrower in respect of the Loans, (b) any other Debt for borrowed money of the Borrower incurred to finance the acquisition, construction, installation or improvement of capital assets (including Fiber and Conduit) that constitute part of the Collateral or the Real Estate Assets and (c) any Debt for borrowed money of the Borrower incurred to refinance Debt referred to in CLAUSE (B) above in compliance with the proviso to CLAUSE (J) of SECTION 9.1 (other than CLAUSE (V) of such proviso); PROVIDED that (i) in the case of any Debt described in CLAUSE (B) above, (A) such Debt is incurred within [*] days of such acquisition or the completion of such construction, installation or improvement and the principal amount thereof does not exceed [*]% of the aggregate cost of such acquisition, construction, installation or improvement, (B) the initial committed amount of such Debt is at least $10,000,000, and (C) the weighted average life to maturity of such Debt is equal to or longer than the remaining weighted average life to maturity of the Loans advanced pursuant to this Agreement and the Loans committed to be advanced pursuant to this Agreement as if such Loans committed to be advanced had been advanced as of the date of determination, (ii) in the case of any Debt described in CLAUSE (B) or (C) above, (A) the holder or holders of such Debt (or a duly authorized representative thereof on behalf of such holders) shall have become a party to the Collateral Agency Agreement as provided therein, (B) at the time any such Debt is incurred (including pursuant to any increase in the principal amount thereof) no Default shall have occurred and be continuing (both before and after giving effect to such incurrence) and the Borrower shall be in compliance with each of the covenants set forth in
ARTICLE 10 determined on a pro forma basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as though such Debt had been incurred on the last day of such fiscal quarter for testing compliance with each such covenant, and the Borrower shall have delivered to the Administrative Agent a reasonably detailed calculation demonstrating such compliance, and (C) no premium or penalty is payable in connection with any prepayment of such Debt, and (iii) in the case of any Debt referred to in CLAUSE (B) or (C) above, such Debt is not Guaranteed by any Person (other than pursuant to the Guaranty Agreement) or secured by any Lien (other than Liens granted under the Security Documents).

         "ELIGIBLE SECURED DEBT DOCUMENTS" means the agreements, documents and instruments evidencing or governing any Eligible Secured Debt.

         "ENVIRONMENTAL LAW" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any License, order, decree, judgment or injunction issued, promulgated, approved or entered by any Governmental Authority thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss. 9601 ET SEQ., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C.ss. 6901 ET SEQ., the Occupational Safety and Health Act, 29 U S.C.ss.651 ET SEQ., the Clean Air Act, 42 U.S.C.ss.7401 ET SEQ., the Clean Water Act, 33 U. S. C.ss.1251 ET SEQ., the Emergency Planning and Community Right to Know Act, 42 U.
S. C.ss.11001 ET SEQ., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.136 ET SEQ., and the Toxic Substances Control Act, 15 U.S.C.ss.2601 ET SEQ., and any state or local counterparts.

         "ENVIRONMENTAL LIABILITIES" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, License, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA AFFILIATE" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "EURODOLLAR LOANS" means Loans that bear interest at rates based upon the Eurodollar Rate or the Adjusted Eurodollar Rate.

         "EURODOLLAR RATE" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars in the approximate amount of the proposed Eurodollar Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If such rate ceases to be available from Telerate News Service, the Eurodollar Rate shall be determined by the
Administrative Agent in good faith from another financial reporting service, which service shall be reasonably acceptable to the Borrower.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 11.1.

         "EXCESS CASH FLOW" means, as to any Person and its Consolidated Subsidiaries and for any fiscal year, and without duplication, the positive remainder (if any) of (a) EBITDA for such fiscal year MINUS (b) the sum of (i) taxes payable in cash for such fiscal year, PLUS (ii) all principal and cash interest payments on Debt (including the principal component of any Capital Lease Obligations but excluding Qualifying Fiber or Conduit Purchases) made during such fiscal year, whether optional, mandatory or scheduled payments, PLUS
(iii) Capital Expenditures (but only to the extent paid in cash and not financed) made during such fiscal year.

         "EXCESS PROCEEDS AMOUNT" means as specified in SECTION 2.7(A).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

         "EXCLUDED TAXES" means, with respect to either Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement, (a) income or franchise taxes imposed on (or measured by) its net income by the U.S., or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or any Governmental Authority of or in any of the foregoing, including any minimum or alternative Taxes based upon net income, (b) any branch profits taxes imposed by the U.S. or any similar tax imposed by any other jurisdiction in which the Borrower is located or any Governmental Authority of or in any of the foregoing and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under this Agreement), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with
SECTION 3.6, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to SECTION 3.5.

         "FCC" means the Federal Communications Commission and any successor agency.

         "FCC LICENSES" means all Licenses issued by the FCC.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate which would be charged to the
Reference Bank on such day on such transactions as determined by the Administrative Agent.

         "FIBER" means fiber optic cable that is, or is intended to be, installed in the Network or any strand or strands of fiber included in any such cable, as the context may provide.

         "FIBER OR CONDUIT PURCHASE" means, with respect to the Borrower or any of its Subsidiaries, any acquisition (by purchase, lease, exchange or otherwise) of any Fiber or Conduit or right to use Fiber or Conduit for use in the Network.

         "FIBER OR CONDUIT SALE" means, with respect to the Borrower or any of its Subsidiaries, any sale, lease, transfer or other disposition of, or any grant of any other right to use, or any grant of an option to purchase, acquire, lease or otherwise use, all or part of the Network, whether relating to transmission capacity or any individual Conduit or Conduits or any individual strand or strands of Fiber.

         "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than the U.S., any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, License or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "GROSS   REVENUES"  means,  as  to  any  Person  and  its  Consolidated
Subsidiaries for any period, gross revenues of such Persons determined on a consolidated basis in accordance with GAAP.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), PROVIDED that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "GUARANTORS" means PFE, PRE and each other Subsidiary of the Borrower at any time existing and each other Person which has executed a Guaranty, and "Guarantor" means any of such Persons.

         "GUARANTY AGREEMENT" means a guaranty agreement guaranteeing payment and performance of the Obligations in form and substance satisfactory to the Administrative Agent executed by a Guarantor in favor of the Administrative Agent and the Lenders or in favor of the Collateral Agent, and includes, without limitation, the Guaranty Agreement executed by each of the Subsidiaries and the Collateral Agent substantially in the form of EXHIBIT C, as any such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "HAZARDOUS MATERIAL" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

         "HOLDINGS"   means   Pathnet   Telecommunications,   Inc.,  a  Delaware
corporation.

         "HOLDINGS AGREEMENT" means the agreement between the Parent and the Borrower, substantially in the form of EXHIBIT D, as such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "HOLDINGS NOTE GUARANTY" means the Guarantee dated as of March 30, 2000 executed by Holdings, pursuant to which Holdings guaranteed payment of the PNI Senior Notes.

         "HOLDINGS PLEDGE AGREEMENT" means the Pledge Agreement between Holdings and the Collateral Agent substantially in the form of EXHIBIT E, as any such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

         "INDEMNITY AND CONTRIBUTION AGREEMENT" means the Indemnity, Subrogation and Contribution Agreement among the Borrower, the Subsidiaries and the Collateral Agent, substantially in the form of EXHIBIT F, as any such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "INSURANCE RECOVERY" means, with respect to any Property of the Borrower or any of its Subsidiaries and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by such Loan Party, or the payment by an insurance company to the Administrative Agent, of proceeds of any such Property or casualty insurance other than business interruption insurance, including, without limitation, such receipt resulting from any Casualty Event.

         "INTELLECTUAL PROPERTY" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "INTEREST PERIOD" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Base Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in SECTION 2.9 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date with respect to any Loans shall end on such Maturity Date; (c) no more than seven Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Loan may commence before, and end after, any principal payment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.

         "INTEREST RATE PROTECTION AGREEMENT" means, with respect to the Borrower, an interest rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more Lenders or other counterparties providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

         "INVESTMENTS" means as specified in SECTION 9.5.

         "LENDER" and "LENDERS" means as specified in the initial paragraph of this Agreement.

         "LICENSE" means any consent, permit, franchise, certificate, approval, order, license, rights-of-way (whether an easement, lease, contract or agreement in any form) or other authorization, including, without limitation, any FCC License but excluding any Contract Rights-of-Way.

         "LIEN"  means,  with respect to any  Property,  any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranty Agreements, the Security Documents, the Administrative Agent's Letter, the Collateral Agency Agreement, the Holdings Agreement, the Subordination Agreement, the Indemnity and Contribution Agreement and all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "LOAN PARTY" means the Borrower, Holdings, any Subsidiary of the Borrower, any Guarantor or any Person who grants a Lien on any Property to secure the payment or performance of the Obligations or any portion thereof, and "LOAN PARTIES" means all of such Persons; PROVIDED, HOWEVER, that PNI shall not be deemed to be a Loan Party by virtue of the fact that PNI is a party to the Approved Services Agreement.

         "LOANS" means the Term Loans A and the Term Loans B.

         "MAGTEN LITIGATION" means the litigation evidenced by the Complaint filed with the Supreme Court of the State of New York, County of New York, Index No. 602083/00 styled as Magten Partners, L.P. and others as plaintiffs against Pathnet, Inc., Pathnet Telecommunications, Inc., Richard Jalkut, The Bank of New York, Colonial Pipeline Company, The Burlington Northern and Sante Fe Railway Company and CSX Transportation, Inc., as defendants.

         "MASTER PURCHASE AGREEMENT" means the that certain Master Purchase Agreement, dated as of June 18, 1999, by and between PNI and Nortel Networks, as assigned to and assumed by Holdings and the Borrower and as amended, supplemented or restated from time to time.

         "MASTER RIGHTS-OF-WAY AGREEMENTS" means that certain (a) Fiber Optic Access Agreement dated as of March 30, 2000, between Holdings and The Burlington Northern and Santa Fe Railway Company, (b) Fiber Optic Access and License Agreement dated as of March 30, 2000, between CSX Transportation, Inc., for itself and as operator for New York Central Lines LLC, and Holdings, and (c) Fiber Optic Access and Purchase Agreement dated as of March 30, 2000, between Holdings and Colonial Pipeline Company, in each case including any leases or licenses executed or to be executed in connection therewith and as any such agreement may be amended or modified from time to time in accordance with
SECTION 9.15.

         "MATERIAL ADVERSE EFFECT" means any material adverse effect on (a) the business, assets, financial condition or results of operations of the Borrower individually or of the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any of the Loan Documents or the Liens, rights and/or remedies of the Collateral Agent, the Administrative Agent and/or the Lenders thereunder, or (c) the ability of any Loan Party to pay and perform its indebtedness, liabilities and/or obligations under any of the Loan Documents.

         "MATERIAL CONTRACTS" means (a) any Eligible Secured Debt Documents, (b) the Rights-of-Way Contribution Agreement and (c) as to any Loan Party, any Customer Agreement or supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, any Loan Party to such agreement or contract, or by which any Loan Party or any of its Properties is otherwise bound, during any fiscal year of such Loan Party exceeds (i) $[*] (or the equivalent amount in any currency) with respect to other than Customer Agreements or (ii) $[*] (or the equivalent amount in any currency) with respect to any Customer Agreement, and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "MATURITY DATE" means the earlier to occur of (a) June 30, 2006, or (b) June 30, 2004, if less than $10,000,000 in aggregate principal amount of the Loans has been advanced as of June 30, 2001.

         "MAXIMUM RATE" means, with respect to any Lender, the maximum non-usurious interest rate or an amount computed in reference to such rate (as applicable), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

         "MONTHLY DATE" means the last day of each month of each year, the first of which shall be August 31, 2000.

         "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security agreement, document or instrument granting, evidencing or creating a Lien on any Mortgaged Property as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent and the Collateral Agent executed by any Loan Party, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "MORTGAGED PROPERTIES" means each parcel of real Property or improvements thereto in which a Lien has been granted or purported to be granted pursuant to a Mortgage as may be required from time to time pursuant to this Agreement (including, without limitation, pursuant to ARTICLE 5).

         "MULTIEMPLOYER  PLAN"  means a  multiemployer  plan  defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from the Borrower or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "NET PROCEEDS" means, with respect to any Asset Disposition, (a) the gross amount of cash received by the Borrower or any of its Subsidiaries from such Asset Disposition, MINUS (b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), MINUS (c) the reasonable out-of-pocket costs and expenses incurred by the Borrower or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower, MINUS (d) amounts applied to the repayment of Debt (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "NET PROCEEDS" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in CLAUSES (B), (C) and (D) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain or condemnation or similar proceedings and awards in lieu of condemnation similar proceedings for the taking of Property under the power of eminent domain or otherwise.

         "NETWORK" means the Borrower's telecommunications network (including populated or unpopulated Conduit), consisting primarily of fiber optic cable but also including copper lines, wireless assets and other telecommunication media, for the provision of communications or related services developed, installed and/or operated, to be developed, installed and/or operated in the continental U.S. and, to the extent permitted by SECTION 9.10(E), Canada and Mexico, in each case as described in or contemplated by the Business Plan.

         "NORTEL NETWORKS" means Nortel Networks Inc., a Delaware corporation.

         "NORTEL NETWORKS EQUIPMENT" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to the Borrower or any other Subsidiary of the Borrower by Nortel Networks, Nortel Networks Corporation and/or their affiliates, including, without limitation, all equipment sold to the Borrower or a Subsidiary of the Borrower pursuant to the Master Purchase Agreement.

         "NORTEL NETWORKS GOODS AND SERVICES" means (a) Nortel Networks Equipment and related software (including Nortel Networks Software), (b) sales, installation and commissioning of Nortel Networks Equipment and related software (including Nortel Networks Software), and (c) project management, system design and installation services performed by personnel of Nortel Networks, Nortel Networks Corporation and/or their affiliates.

         "NORTEL NETWORKS SOFTWARE" means any and all software sold or licensed by Nortel Networks, Nortel Networks Corporation and/or their affiliates to the Borrower or any Subsidiary of the Borrower, including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

         "NOTES" means the Term Notes A and the Term Notes B, and "NOTE" means any of such promissory notes.

         "NOTICE OF BORROWING" means as specified in SECTION 2.9.

         "OBLIGATIONS" means any and all (a) indebtedness, liabilities and obligations of the Borrower or any other Loan Party to the Administrative Agent and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement and the Notes), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower or any other Loan Party to repay the Loans, to pay interest on the Loans (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any other Loan Party under any and all Interest Rate Protection Agreements that it may enter into with any Lender with the written consent of the Administrative Agent and the Required Lenders.

         "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery, performance or enforcement of, or otherwise with respect to, any Loan Document.

         "PAYOR" means as specified in SECTION 3.4.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "PENSION  PLAN" means an employee  pension  benefit  plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Borrower or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

         "PERFECTION CERTIFICATE" means a certificate in the form of EXHIBIT G or any other form approved by the Collateral Agent and the Administrative Agent.

         "PERMITTED HOLDERS" means (a) the Persons identified on SCHEDULE 1.1(A) hereto who are shareholders of Holdings as of the Closing Date together with any of their respective Affiliates if (and only if) such Affiliates satisfy either CLAUSE (B) or clause (c) of the definition of the term "Affiliate" as if the reference to "ten percent or more" contained in each of such CLAUSES (b) and (C) instead were a reference to "greater than 50%", and (b) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth or adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth or adoption or through marriage).

         "PERMITTED LIENS" mean:

                  (a)      Liens disclosed on SCHEDULE 1.1(B) hereto;

                  (b) Liens securing the Obligations in favor of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) or the Collateral Agent (for the benefit of the Administrative Agent and the Lenders and the other holders of Eligible Secured Debt) pursuant to the Loan Documents;

                  (c) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of the Borrower or any of its Subsidiaries to use such Property in its businesses;

                  (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens or the forfeiture or sale of which Property has been prevented by the posting of bonds or the taking of other appropriate actions, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                  (e) statutory Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens or the forfeiture or sale of which Property has been prevented by the posting of bonds or the taking of other appropriate actions, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                  (f) Liens resulting from good faith deposits to secure payment of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety, performance and appeal bonds, bids, contracts (other than for payment of Debt), Licenses, Contract Rights-of-Way or leases, all in the ordinary course of business;

                  (g) purchase-money Liens on any Property acquired after the Closing Date or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation (other than Qualifying Fiber or Conduit Purchases); PROVIDED that:

                           (i) any Property  subject to any of the foregoing (A)
                  is acquired by the Borrower or any of its Subsidiaries in the ordinary course of its respective business and (B) the Lien on such Property attaches concurrently or within 90 days after the acquisition thereof;

                           (ii) the Debt secured by any Lien so created, assumed
                  or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby (inclusive of the cost of engineering, furnishing and installation services directly relating to such Property) and shall not be less than 75% of the amortized value of the Property acquired with the proceeds of such Debt;

                           (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

                           (iv) the aggregate  amount of all Debt secured by all
                  such Liens, when aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation (other than Qualifying Fiber or Conduit Purchases) existing as of the Closing Date or at any other time, shall not exceed $[*] at any time outstanding in the aggregate;

                  (h) Liens created under the Eligible Secured Debt Documents securing the Eligible Secured Debt permitted to be incurred under this Agreement, which Liens must be pari passu and of equal priority to the Liens securing the Obligations and must be subject to the terms and provisions of the Collateral Agency Agreement;

                  (i) judgment liens in respect of judgments that do not constitute an Event of Default under CLAUSE (H) of SECTION 11.1;

                  (j) deposits with insurance companies to secure obligations in respect of insurance premiums other than life insurance premiums, which deposits do not exceed the lesser of the amount of premiums payable in respect of such insurance within one year after the date of deposit or $500,000 in aggregate amount at any time payable;

                  (k) any interest or title of a lessor under any lease not prohibited by this Agreement in respect of the leased asset, including rights of lessors under ground leases in respect of real Property;

                  (l) leases, subleases or rights-of-way granted to others that are not prohibited by this Agreement and do not materially interfere with the ordinary conduct of business of the Borrower or any Loan Party;

                  (m) rights in respect of the Network arising pursuant to Customer Agreements relating thereto, PROVIDED, however, that none of such rights may result in the Borrower's failure to comply with the terms and provisions of this Agreement, including, without limitation, CLAUSE (E) of SECTION 9.8;

                  (n) Liens attaching to Fiber or Conduit acquired as a result of Fiber or Conduit Purchases, which Liens existed at the time of such acquisition, were not created in contemplation of such acquisition and were not granted by any Loan Party and which Liens do not have a material adverse effect on or interfere with the Borrower's and its Subsidiaries' ability to operate such Fiber or Conduit; and

                  (o) Any extension, renewal or replacement of any of the foregoing Permitted Liens, PROVIDED that Liens permitted under this CLAUSE (O) shall not be extended or spread to cover any additional indebtedness or Property;

PROVIDED, HOWEVER, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent securing payment of the Obligations or, if the Collateral Agency Agreement is in effect, in favor of the Collateral Agent securing payment of the Obligations and Eligible Secured Debt) may attach or relate to (1) the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries or (2) any right, title or interest of the Borrower or any of its Subsidiaries in or to any Real Estate Assets except as permitted in accordance with SECTION 9.2(B) and (B) except for the Liens disclosed on SCHEDULE 1.1(B) which are expressly identified as constituting purchase money Liens, none of the Permitted Liens referred to in CLAUSE (A) preceding may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations.

         "PERMITTED TELECOMMUNICATIONS JOINT VENTURE" means a corporation, partnership or other entity engaged in one or more Telecommunications Businesses in which the Borrower owns, directly or indirectly, an equity interest.

         "PERSON"  means  any  individual,   corporation,   trust,  association,
company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

         "PFE" means as specified in the initial paragraph of this Agreement.

         "PLAN" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

         "PNI" means Pathnet, Inc., a Delaware corporation.

         "PNI SENIOR NOTES" means the "Notes" as such term is defined in the PNI Senior Notes Indenture.

         "PNI SENIOR NOTES INDENTURE" means that certain Indenture dated as of April 8, 1998, between PNI and The Bank of New York, as trustee, as amended and supplemented by that certain Supplemental Indenture dated as of March 30, 2000 between PNI, Holdings and The Bank of New York, as trustee.

         "PRE" means as specified in the initial paragraph of this Agreement.

         "PRINCIPAL  OFFICE"  means the principal  office of the  Administrative
Agent  in  Richardson,   Texas,   presently  located  at  2221  Lakeside  Blvd.,
Richardson, Texas 75082.

         "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "PROPERTY" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

         "QUALIFYING FIBER OR CONDUIT PURCHASES" means Fiber or Conduit Purchases which constitute Capital Lease Obligations and for which all consideration payable therefor was paid in full by the Borrower or its Subsidiaries at the time of acquisition.

         "QUARTERLY DATE" means the last day of each March, June, September and December of each year, the first of which shall be September 30, 2000.

         "REAL ESTATE ASSETS" means (a) the Rights-of-Way Contribution Agreement, the Contract Rights-of-Way and all other interests in real estate, or in contracts relating to real estate, comprising the right-of-way (whether an easement, lease, contract or agreement in any form) for the Network, (b) all the Fiber or Conduit installed in the Network, (c) any other assets comprising part of the Network that constitute real Property or fixtures and (d) all fiber optic cable or strands of fiber or conduit comprising or intended to comprise a part of the Network and obtained pursuant to any swap or exchange agreement, but excludes any real Property or interests therein not referred to in CLAUSES (A),
(B) or (C) preceding.

         "RECEIVABLES" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any of its Subsidiaries in respect of services rendered by the Borrower or any of its Subsidiaries.

         "REFERENCE BANK" means Citibank, N.A.

         "REGISTER" means as specified in SECTION 13.8(D).

         "REGISTERED NOTE" means as specified in SECTION 2.2(B).

         "REGISTERED NOTE REGISTER" means as specified in SECTION 13.8(H).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "REGULATORY CHANGE" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, guidelines or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "RELEASE" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, dispersement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "REMEDIAL ACTION" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "REORGANIZATION" means (a) the organization and capitalization of Holdings pursuant to which (i) one or more Persons contributed to Holdings interests in real estate comprising right-of-way for the Network (the "Initial Right-of-Way") in consideration of the issuance by Holdings of shares of its capital stock to such Persons and (ii) the then existing shareholders of PNI prior to such organization and capitalization contributed to Holdings all the outstanding shares of Capital Stock of PNI in consideration of the issuance by Holdings of shares of its Capital Stock to such then existing shareholders of PNI, (b) the PNI Senior Notes Indenture was amended or modified, or waivers were obtained thereunder, as necessary to permit, among other things, the transactions described in CLAUSE (A) above and CLAUSES (C) and (E) below, (c) Holdings executed and delivered the Holdings Note Guaranty in consideration of the amendments, modifications or waivers referred to in CLAUSE (B) above.

         "REPAYMENT" means, in respect of any Debt, the direct or indirect repayment, prepayment, redemption, purchase, acquisition, defeasance, retirement or other satisfaction of the principal of such Debt, in whole or in part, whether optional or mandatory. "REPAY" has a meaning correlative thereto.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA other than any such event for which the 30-day notice requirement has been waived in regulations issued by the PBGC.

         "REQUIRED LENDERS" means, at any date of determination, (a) Lenders holding two-thirds or more (in Dollar amount) of the sum of (i) the aggregate outstanding principal amount of the Loans PLUS (ii) the aggregate principal amount of the outstanding Commitments if, as of such date of determination, Nortel Networks holds 50% or more of the sum of the amounts referred to in CLAUSES (I) and (II) immediately preceding and (b) Lenders holding in excess of 50% (in Dollar amount) of the sum of (i) the aggregate outstanding principal amount of the Loans PLUS (ii) the aggregate principal amount of the outstanding Commitments if, as of such date of determination, Nortel Networks holds less than 50% of the sum of the amounts referred to in CLAUSES (I) and (II) immediately preceding.

         "REQUIRED PAYMENT" means as specified in SECTION 3.4.

         "RESERVE REQUIREMENT" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "RESPONSIBLE OFFICER" means, as to any Loan Party, the chief executive officer, the president, any vice president, the chief financial officer, the chief operating officer or the treasurer of such Person.

         "RESTRICTED PAYMENT" means (a) any dividend or other distribution, payment or penalty (whether in cash, Property or obligations), direct or indirect, paid or payable by the Borrower or any of its Subsidiaries on account of, with respect to or in connection with (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any subordinated debt (including, without limitation, Subordinated Debt and any Debt which is subordinated pursuant to the Subordination Agreement); and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

         "RIGHTS-OF-WAY CONTRIBUTION AGREEMENT" means that certain Right of Way Contribution Agreement dated as of the Closing Date among Holdings, as assignor, the Borrower, as assignee from Holdings and assignor to PRE, and PRE, as assignee, in form and substance satisfactory to the Administrative Agent, pursuant to which all rights, titles and interests of Holdings in and to the Master Rights-of-Way Agreements, as they relate to at least 4,000 route miles of Contract Rights-of-Way to be selected by the Borrower from time to time, is assigned to PRE.

         "SECURITY AGREEMENTS" means security agreements, pledge agreements, securities pledge agreements and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders or in favor of the Collateral Agent, and any such agreement, document or instrument subsequently executed in accordance or connection with this Agreement or any other Loan Document, and includes, without limitation, each of the Pledge and Security Agreements between the Borrower or any Subsidiary of the Borrower and the Collateral Agent substantially in the form of EXHIBIT H, as any such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "SECURITY DOCUMENTS" means the Security Agreements, the Holdings Pledge Agreement, the Mortgages and the Collateral Agency Agreement, as any such agreement may be amended, modified, supplemented, renewed, extended or restated from time to time with the prior written consent of the Administrative Agent and the Required Lenders, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Person as security or assurance for the payment or performance of the Obligations or any part thereof.

         "SENIOR DEBT" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the remainder of (a) Total Debt MINUS (b) the aggregate principal amount of Subordinated Debt then outstanding.

         "SIGNIFICANT POINT OF PRESENCE" means a Network point-of-presence where $1,500,000 or more of fair market value of equipment owned by the Borrower or any of its Subsidiaries is located.

         "SOLVENT" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SUBORDINATED DEBT" means Debt of the Borrower which meets all of the following requirements: (a) such Debt is wholly unsecured; (b) such Debt is contractually subordinated, as to payment, to payment of the Loans and other Obligations on terms, and pursuant to agreements in form and substance, satisfactory to the Administrative Agent and the Required Lenders; and (c) such Debt is evidenced and governed by agreements, documents and instruments in form and substance, and containing payment, subordination and other terms and provisions, which have been approved by the Administrative Agent and the Required Lenders in writing prior to the incurrence of such Debt.

         "SUBORDINATED DEBT DOCUMENTS" means any and all agreements, documents and instruments now or hereafter evidencing or governing any Subordinated Debt.

         "SUBORDINATION AGREEMENT" means the Subordination Agreement among the Loan Parties and the Collateral Agent, substantially in the form of EXHIBIT I, as any such agreement may be amended, modified, supplemented, renewed, extended or restated with the prior written consent of the Administrative Agent and the Required Lenders.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "TAXES"  means any and all present or future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "TELECOMMUNICATIONS ASSETS" means, with respect to any Person, assets (including, without limitation, rights-of-way, trademarks and licenses) directly or indirectly relating to or for the design, development, construction, installation, integration operation, maintenance or provision of the Network, including, without limitation, any businesses or services in which the Borrower is currently engaged and including any computer systems used in a Telecommunications Business. The determination of what constitutes Telecommunications Assets shall be made in good faith by the Board of Directors of the Borrower and evidenced by a resolution of such Board of Directors delivered to the Administrative Agent.

         "TELECOMMUNICATIONS BUSINESS" means the business of (a) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (b) constructing, creating, developing, acquiring or marketing Telecommunications Assets or other communications related network equipment, software and other devices for use in a telecommunications business or (c) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in CLAUSE (A) or (B) above; PROVIDED that the determination of what constitutes a Telecommunications Business shall be made in good faith by the board of directors of the Borrower.

         "TERM LOANS A" means as specified in SECTION 2.1(A).

         "TERM LOANS A COMMITMENT" means, as to any Lender, the obligation (if any) of such Lender to make Term Loans A hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans A Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Term Loans A Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to SECTION
2.13 or SECTION 11.2, and "Term Loans A Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Terms Loans A Commitments is $105,000,000.

         "TERM LOANS A COMMITMENT TERMINATION DATE" means the earliest to occur of (a) June 30, 2003, (b) the date upon which the Term Loans A are fully funded, or (c) June 30, 2001, if less than $10,000,000 in aggregate principal amount of the Loans has been advanced as of such date.

         "TERM LOANS A LENDERS" means the Lenders who hold any Term Loans A or who have any Term Loans A Commitments.

         "TERM LOANS B" means as specified in SECTION 2.1(B).

         "TERM LOANS B COMMITMENT" means, as to any Lender, the obligation (if any) of such Lender to make Term Loans B hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans B Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Term Loans B Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to SECTION
2.13 or SECTION 11.2, and "TERM LOANS B COMMITMENTS" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Terms Loans B Commitments is $105,000,000.

         "TERM LOANS B COMMITMENT TERMINATION DATE" means the earliest to occur of (a) June 30, 2003, (b) the date upon which the Term Loans B are fully funded, or (c) June 30, 2001, if less than $10,000,000 in aggregate principal amount of the Loans has been advanced as of such date.

         "TERM LOANS B LENDERS" means the Lenders who hold any Term Loans B or who have any Term Loans B Commitments.

         "TERM NOTES A" means the promissory notes in the form of EXHIBIT J-1 hereto made by the Borrower evidencing the Term Loans A and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to SECTION 13.8), and "TERM NOTE A" means any of such promissory notes.

         "TERM NOTES B" means the promissory notes in the form of EXHIBIT J-2 hereto made by the Borrower evidencing the Term Loans B and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to SECTION 13.8), and "TERM NOTE B" means any of such promissory notes.

         "TOTAL CAPITALIZATION" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the sum of (a) Total Debt of such Persons as of such date PLUS (b) the remainder of (i) Contributed Capital of such Persons as of such date MINUS (ii) if and to the extent that such amount is included in Contributed Capital, the aggregate principal amount of Subordinated Debt of such Persons outstanding as of such date, determined on a consolidated basis in accordance with GAAP.

         "TOTAL DEBT" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the aggregate principal amount of all Debt of such Persons outstanding, determined on a consolidated basis in accordance with GAAP.

         "TYPE"  means any type of Loan  (i.e.,  a Base Rate Loan or  Eurodollar
Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "U.S." means the United States of America.

         "U.S. PERSON" means a citizen or resident of the U.S., a corporation, partnership, limited liability company or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "U.S. TAXES" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

         "VENDOR" means Nortel Networks in its capacity as vendor under the Master Purchase Agreement.

         "VOTING STOCK" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, managers or general partners (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

         "WHOLLY-OWNED SUBSIDIARY" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         "YEAR 2000 COMPLIANT" means that (a) the services, products or other item(s) at issue accurately process, provide and/or receive all date/time data (including calculating, comparing, sequencing, processing and outputting) within, from, into and between centuries (including the twentieth and twenty-first centuries and the years 1999 and 2000), including leap year calculations, and (b) neither the performance nor the functionality nor the business' provision of the services, products and other item(s) at issue will be affected by any dates/times prior to, on, after or spanning January 1, 2000. The design of the services, products and other item(s) at issue to ensure compliance with the "year 2000" representations and warranties and covenants contained in this Agreement includes proper date/time data century recognition and recognition of 1999 and 2000, calculations that accommodate single century and multi-century formulae and date/time values before, on, after and spanning January 1, 2000, and date/time data interface values that reflect the century, 1999 and 2000. In particular, but without limitation, such design means that (i) no value for current date/time will cause any error, interruption or decreased performance in or for such services, products and other item(s), (ii) all manipulations of date and time related data (including calculating, comparing, sequencing processing and outputting) will produce correct results for all valid dates and times when used independently or in combination with other services, products and/or items, (iii) date/time elements in interfaces and data storage will specify the century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date/time element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords and zaps (purge functions) will function normally and in the same manner during, prior to, on and after January 1, 2000, including the manner in which they function with respect to expiration dates and CPU serial numbers, and (vi) the business' supply of the services, products and other item(s) will not be interrupted, delayed, decreased or otherwise affected by the advent of the year 2000.

         Section 1.2 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Administrative Agent within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with SECTION 13.11. The term "pro rata", as it relates to the application of payments to the Term Loans A and/or the Term Loans B, means pro rata based upon the relative outstanding principal amounts of such Loans. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. All references in this Agreement to any agreement shall be deemed to mean and refer to such agreement as it may be amended, modified or supplemented from time to time if (but only if) such amendment, modification or supplement has been approved by the Administrative Agent and the requisite Lenders, is expressly referred to in such reference or is otherwise expressly permitted by the terms of this Agreement.

         Section 1.3       ACCOUNTING TERMS AND DETERMINATIONS.

         (a) Except as may be expressly provided herein to the contrary, (i) all accounting terms (whether or not specifically defined herein) shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in SECTION 7.2(A), (ii) all financial information delivered to the Administrative Agent pursuant to SECTION 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements of the applicable Person referred to in SECTION 7.2 or in accordance with Section 8.7, and (iii) with respect to accounting terms or financial information defined or described in reference to a Person and its Consolidated Subsidiaries, all such terms and information shall be construed as applying to such Person and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP.

         (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual or quarterly financial statement under SECTION 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual or quarterly financial statements prepared in accordance with SECTION 1.3(A) preceding as to which no objection has been made by the Administrative Agent and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, the Borrower will not change the last day of its fiscal year from December 31 or the last days of the first three fiscal quarters of the Borrower in each of its fiscal years from March 31, June 30 and September 30, respectively.

         (d) Unless otherwise expressly provided herein to the contrary, all references herein to the Closing Date shall be deemed to mean and refer to the Closing Date after giving effect to all transactions which occur on or before such date.

         Section 1.4 FINANCIAL COVENANTS AND REPORTING. All financial statements and reports required to be delivered pursuant to this Agreement and the other Loan Documents, and all financial covenants (if any) contained in this Agreement, shall be prepared or determined (as applicable) in accordance with GAAP (except as may be expressly provided to the contrary herein) and, if and to the extent that such statements, reports or covenants are to be prepared or determined on a consolidated basis, shall be prepared or determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries except as may be expressly provided to the contrary herein.

                                    ARTICLE 2

                                      LOANS

         Section 2.1       COMMITMENTS.

         (a) TERM LOANS A. Subject to the terms and conditions of this Agreement (including, without limitation, SECTION 2.13(A) and ARTICLE 6), each Lender severally agrees to make one or more loans to the Borrower from time to time from and including the Closing Date to but excluding the Term Loans A Commitment Termination Date up to but not exceeding the amount (if any) of such Lender's Term Loans A Commitment as then in effect (such loans referred to in this SECTION 2.1(A) now or hereafter made by the Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Term Loans A Commitment Termination Date, are hereinafter collectively called the "TERM LOANS A"). The Borrower may not reborrow the Term Loans A which have been repaid.

         (b) TERM LOANS B. Subject to the terms and conditions of this Agreement (including, without limitation, SECTION 2.13(A) and ARTICLE 6), each Lender severally agrees to make one or more loans to the Borrower from time to time from and including the Closing Date to but excluding the Term Loans B Commitment Termination Date up to but not exceeding the amount (if any) of such Lender's Term Loans B Commitment as then in effect (such loans referred to in this SECTION 2.1(B) now or hereafter made by the Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Term Loans B Commitment Termination Date, are hereinafter collectively called the "TERM LOANS B"); PROVIDED, HOWEVER, that the Borrower may not borrow Term Loans B until the Term Loans A have been fully funded. The Borrower may not reborrow the Term Loans B which have been repaid.

         (c) CONTINUATION AND CONVERSION OF LOANS. Subject to the terms and conditions of this Agreement, the Borrower may borrow the Loans as Base Rate Loans or Eurodollar Loans and, until the Maturity Date with respect to the applicable Loans, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

         (d) LENDING OFFICES. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2       NOTES.

         (a) NOTES. Each of the Term Loans A and the Term Loans B made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of EXHIBIT J-1 and EXHIBIT J-2, respectively, hereto dated the Closing Date (or such appropriate later date if such Lender is a party to an Assignment and Acceptance), payable to the order of such Lender in a principal amount equal to (i) with respect to the Term Loans A, the sum of (A) the aggregate principal amount of the Term Loans A of such Lender PLUS (B) the aggregate principal amount of the unfunded Term Loans A Commitment of such Lender and (ii) with respect to the Term Loans B, the sum of (A) the aggregate principal amount of the Term Loans B of such Lender PLUS (B) the aggregate principal amount of the unfunded Term Loans B Commitment of such Lender, respectively, as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to the Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each applicable Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under any such Note or this Agreement in respect of any such Loan.

         (b) REGISTERED NOTES. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered as provided in SECTION 13.8(H) hereof (a "REGISTERED NOTE"). Registered Notes may not be exchanged for Notes that are not in registered form.

         Section 2.3       REPAYMENT OF LOANS.

         (a) REPAYMENT OF TERM LOANS A. The Borrower shall pay to the Administrative Agent for the account of each Term Loans A Lender the principal amount of the Term Loans A outstanding as of the Term Loans A Commitment Termination Date (and the principal amount of such Term Loans A outstanding as of such date shall be due and payable) in 12 quarterly installments, commencing on the Amortization Commencement Date and continuing on each Quarterly Date thereafter, each of which installments shall be in an amount equal to the percentage of the aggregate principal amount of such Term Loans A specified in the following table:

         ------------------------------------ -------------------------------------------------------------

                                              Percentage of the Aggregate Principal Amount of each of the
                Principal Installment                            Loans Due and Payable
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------
                          1                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          2                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          3                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          4                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          5                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          6                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          7                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------


                          8                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          9                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         10                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         11                                               [*]%
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         12                                               [*]%
         ------------------------------------ -------------------------------------------------------------

In addition, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Term Loans A (and all outstanding principal of the Term Loans A shall be due and payable in full) on the Maturity Date.

         (b) REPAYMENT OF TERM LOANS B. The Borrower shall pay to the Administrative Agent for the account of each Term Loans B Lender the principal amount of the Term Loans B outstanding as of the Term Loans B Commitment Termination Date (and the principal amount of such Term Loans B outstanding as of such date shall be due and payable) in 12 quarterly installments, commencing on the Amortization Commencement Date and continuing on each Quarterly Date thereafter, each of which installments shall be in an amount equal to the percentage of the aggregate principal amount of such Term Loans B specified in the following table:

         ------------------------------------ -------------------------------------------------------------

                                              Percentage of the Aggregate Principal Amount of each of the
                Principal Installment                            Loans Due and Payable
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          1                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          2                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          3                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          4                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          5                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          6                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          7                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          8                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                          9                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         10                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         11                                               [*]
         ------------------------------------ -------------------------------------------------------------
         ------------------------------------ -------------------------------------------------------------

                         12                                               [*]
         ------------------------------------ -------------------------------------------------------------

In addition, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Term Loans B (and all outstanding principal of the Term Loans B shall be due and payable in full) on the Maturity Date.



         Section 2.4       INTEREST.
                           --------

         (a) INTEREST RATE. The Borrower shall pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                  (i) during the periods such Loan is a Base Rate Loan, the lesser of (A) the Base Rate PLUS the Applicable Margin or (B) the Maximum Rate; and

                  (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Adjusted Eurodollar Rate PLUS the Applicable Margin or (B) the Maximum Rate.

         (b) PAYMENT DATES. Accrued interest on the Loans shall be due and payable as follows:


                  (i)      in the case of Base Rate Loans, on each Monthly Date;

                  (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

                  (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                  (iv) with respect to all Loans, on the Maturity Date with respect to such Loans.

         (c) DEFAULT INTEREST. Notwithstanding the foregoing, the Borrower shall pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate (i) at all times during which any Default has occurred and is continuing, on any principal of any Loan outstanding, and (ii) to the fullest extent permitted by law, any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest accrued and payable at the Default Rate shall be payable from time to time on demand by the Administrative Agent.

         Section 2.5       BORROWING PROCEDURE.

         (a) STANDARD PROCEDURE. The Borrower shall give the Administrative Agent notice of each Borrowing hereunder in accordance with SECTION 2.9. Not later than 1:00 p.m. (New York, New York time) on the date specified for each Borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each Borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 1:00 p.m. (New York, New York time) on the date specified for each Borrowing in the Notice of Borrowing therefor; PROVIDED, HOWEVER, that the Administrative Agent shall cause such amount to be made available on such date directly to or for the benefit of the Person who is to receive the proceeds of such Loan in accordance with SECTION 2.10 (e.g., the Vendor if and to the extent that proceeds of such Borrowing are used to pay for Nortel Networks Goods and Services). Notwithstanding anything to the contrary contained in this Agreement, if and to the extent that Nortel Networks is a Lender under this Agreement, the Borrower further hereby irrevocably agrees that each Loan to be advanced by Nortel Networks to the Borrower in accordance with this Agreement (and only in accordance with this Agreement and after the Administrative Agent's receipt of a Notice of Borrowing executed by the Borrower) may (in the discretion of Nortel Networks) be effectively disbursed on the date set forth in the Notice of Borrowing for such disbursement to the Borrower by virtue of a credit in the amount of such Loan given to the Borrower under the Master Purchase Agreement; PROVIDED, HOWEVER, that the initial advance of Loans made on the Closing Date shall be paid to the Borrower to the extent of amounts previously paid, at any time on or after January 1, 2000 and prior to the Closing Date, in cash by or on behalf of the Borrower to Nortel Networks to purchase Nortel Networks Goods and Services, including sales and use taxes and freight charges relating to such Nortel Networks Goods and Services, under the Master Purchase Agreement.

         (b) AUTOMATIC ADVANCEMENT OF LOANS. Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall, at the request of Nortel Networks so long as it is the only Lender hereunder, cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Notice of Borrowing is given in accordance with SECTION 2.9, (ii) any of the conditions precedent set forth in ARTICLE 6 hereof are satisfied,
(iii) any Default exists, or (iv) any other fact or circumstance exists, PROVIDED that Nortel Networks shall have given five Business Day's prior written notice to the Administrative Agent and the Borrower of Nortel Networks' desire to cause the Lenders to make such Loans and all proceeds of such Loans are used to pay the purchase price for Nortel Networks Goods and Services which has not been disputed by the Borrower and which has not been paid when due pursuant to the Master Purchase Agreement. All Loans advanced pursuant to this SECTION 2.5(B) shall be initially advanced as Eurodollar Loans with a one month Interest Period (unless the Borrower has requested in writing, at least three Business Days prior to such advance, that any of such Loans have an Interest Period with a different duration in accordance with the requirements of this Agreement) or, if the maximum number of Interest Periods for Eurodollar Loans is already then in effect, as Base Rate Loans and shall be advanced first as Term Loans A (until the Term Loans A are fully funded) and then as Term Loans B (but after such advancement, may be Converted or Continued in accordance with this Agreement).

         Section 2.6 OPTIONAL PREPAYMENTS, CONVERSIONS AND CONTINUATIONS OF LOANS. Subject to SECTION 2.8, the Borrower shall have the right from time to time to prepay the Loans in whole or in part (without premium or penalty except as may be provided pursuant to SECTION 4.5), to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; PROVIDED, HOWEVER, that (a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in SECTION 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period and any payment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in SECTION 4.5, (c) except for Conversions of Eurodollar Loans into Base Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Loans shall be applied to the principal of the Loans prepaid in the inverse order of the maturities of the then remaining installments of such Loans. No amounts prepaid pursuant to this SECTION 2.6 may be reborrowed.

         Section 2.7       MANDATORY PREPAYMENTS.

         (a) ASSET DISPOSITIONS, ETC. The Borrower shall, within two Business Days after it receives any Net Proceeds of any Asset Disposition, other than Asset Dispositions constituting either Fiber or Conduit Sales expressly permitted to be consummated in accordance with CLAUSE (E) of SECTION 9.8, proceeds of any Insurance Recovery or proceeds of or resulting from eminent domain, condemnation or similar proceedings (whether the same relate to the Collateral, the Real Estate Assets or other Property) aggregating in excess of $[*] during any period of 12 consecutive months or less (the aggregate amount of all such Net Proceeds or proceeds exceeding $[*] received during any such period are herein called the "EXCESS PROCEEDS AMOUNT"), pay to the Administrative Agent, as a prepayment of the Loans (which prepayment shall be without premium or penalty except as may be provided pursuant to SECTION 4.5), an aggregate amount equal to the Excess Proceeds Amount; PROVIDED, HOWEVER, that (i) no such prepayment will be required if and to the extent that the Excess Proceeds Amount is under binding contract to be re-invested in productive assets used in the ordinary course of the Borrower's or its Subsidiary's (as applicable) business within [*] days of the receipt of such Excess Proceeds Amount and is, in fact, so re-invested within [*] days of the receipt of such Excess Proceeds Amount,
(ii) the Excess Proceeds Amount shall be deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance satisfactory to the Administrative Agent until such time as such amount (exclusive of any interest accrued thereon) is either re-invested within such [*] day period or applied to the Loans or other Obligations as provided in this SECTION 2.7, and (iii) if, at the time of any such required prepayment, any Eligible Secured Debt is outstanding, then the Excess Proceeds Amount may be paid to the Collateral Agent (as opposed to the Administrative Agent) and distributed pro rata to the Administrative Agent and the holders of the Eligible Secured Debt (or their representatives) for application to the Loans or other Obligations and to such Eligible Secured Debt in accordance with the Collateral Agency Agreement.

         (b) EXCESS CASH FLOW. The Borrower shall, commencing on the first March 31 occurring after the Term Loans A Commitment Termination Date and continuing on each March 31 thereafter, pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Loans and other Obligations then outstanding (which prepayment shall be without premium or penalty except as may be provided pursuant to SECTION 4.5), an aggregate amount equal to [*] percent ([*]%) of Excess Cash Flow of the Borrower and its Subsidiaries for the fiscal year then most recently ended; PROVIDED, HOWEVER, that if, at the time of any such required prepayment, any Eligible Secured Debt is outstanding or the Collateral Agency Agreement shall be in effect, then the amount required to be prepaid pursuant to this SECTION 2.7(B) shall be paid to the Collateral Agent (as opposed to the Administrative Agent) and distributed pro rata to the Administrative Agent and the holders of the Eligible Secured Debt (or their representatives) for application to the Loans or other Obligations and to such Eligible Secured Debt in accordance with the Collateral Agency Agreement.

         (c) OTHER DEBT. In the event and on each occasion that the Borrower or any Subsidiary of the Borrower Repays any Debt of the Borrower or any such Subsidiary or Debt for borrowed money which the Borrower or any such Subsidiary has Guaranteed, then the Borrower shall, within three Business Days after the date of such Repayment, prepay the Loans in an aggregate principal amount equal to the product of (i) the sum of the aggregate principal amount of the Loans outstanding at the time, multiplied by (ii) a fraction, the numerator of which is the aggregate principal amount of such Repayment and the denominator of which is the amount of consolidated Debt of the Borrower and its Consolidated Subsidiaries immediately prior to such Repayment (excluding Debt in respect of the Loans and Debt outstanding under revolving credit facilities); PROVIDED that prepayments of the Loans shall not be required pursuant to this SECTION 2.7(C) in respect of (A) any Repayment of the Loans, (B) any scheduled repayment (excluding any voluntary or mandatory prepayment) of Debt, (C) any Repayment of Debt to the extent such Repayment is refinanced by incurring other Debt that (1) has a scheduled final maturity date that is on or after the scheduled final maturity date of the Debt being refinanced, (2) has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Debt being refinanced, determined immediately prior to giving effect to such Repayment, (3) does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into consideration in determining compliance with CLAUSE (2) above, and does not include other provisions that are materially more burdensome taken as a whole than provisions included in the Debt being refinanced (except that Eligible Secured Debt that is incurred to refinance other secured Debt permitted by SECTION 9.1 may have prepayment provisions that are substantially the same as those applicable to the Loans hereunder), (4) is issued or incurred by the same Person that issued or incurred the Debt being refinanced and is not Guaranteed or secured by any Lien unless the Debt being refinanced was Guaranteed or secured (in which case such Debt shall not be Guaranteed by any Person that did not Guarantee the Debt being refinanced and shall not be secured by a Lien on any asset that did not secure the Debt being refinanced), except that Eligible Secured Debt that is incurred to refinance other secured Debt permitted by SECTION 9.1 may be secured by the Security Documents if the assets securing such refinanced secured Debt become Collateral effective upon such refinancing, and (5) is subordinated to the Obligations on terms no less favorable than the terms on which the Debt being refinanced was so subordinated, if such refinanced Debt is subordinated to the Loans, or (D) any Repayment of Debt outstanding under a revolving credit facility to the extent that (1) the commitments of the lenders to make loans thereunder remain in effect after giving effect to such Repayment and (2) the borrower thereunder does not voluntarily reduce the principal amount available under such revolving credit facility within six months of any such prepayment.

         (d) SALE OF THE NETWORK. The Borrower shall, concurrently with any sale, transfer or other disposition of all or substantially all of the Network, prepay in full (i) the outstanding principal amount of all Loans, (ii) all interest accrued and unpaid with respect to all Loans and (iii) all other outstanding Obligations.

         (e) APPLICATION OF MANDATORY  PREPAYMENTS.  All prepayments pursuant to
SECTION 2.7(A), SECTION 2.7(B), SECTION 2.7(C) and SECTION 2.7(D) shall be applied first pro rata to the principal of the Term Loans A and the Term Loans B in the inverse order of the maturities of the then remaining installments of the Loans and then to the remaining outstanding Obligations in such order as the Administrative Agent may determine.

         (f) NO REBORROWING. No amounts prepaid pursuant to this SECTION 2.7 may be reborrowed.

         Section 2.8 MINIMUM AMOUNTS. Except for Conversions and prepayments pursuant to SECTION 2.7 and ARTICLE 4, each Borrowing, each Conversion and each optional prepayment of principal of the Loans shall be in an amount at least equal to $1,000,000 or an integral multiple of $100,000 in excess thereof (Borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate Borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

         Section 2.9 CERTAIN NOTICES. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of Borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. (New York, New York, time) on the applicable Business Day prior to the date of the relevant termination, reduction, Borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

------------------------------------------------------------------- ----------------------------------

                                                                                Number of
                             Notice                                        Business Days Prior
------------------------------------------------------------------- ----------------------------------
------------------------------------------------------------------- ----------------------------------

Terminations or Reductions of Commitments                                           1
------------------------------------------------------------------- ----------------------------------
------------------------------------------------------------------- ----------------------------------

Borrowings of Loans which are Base Rate Loans                                       2
------------------------------------------------------------------- ----------------------------------
------------------------------------------------------------------- ----------------------------------

Borrowings of Loans which are Eurodollar Loans                                      3
------------------------------------------------------------------- ----------------------------------
------------------------------------------------------------------- ----------------------------------

Prepayments of Loans                                                                3
------------------------------------------------------------------- ----------------------------------

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of Borrowing (a "NOTICE OF BORROWING"), Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to SECTION 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of Borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of termination, reduction, Borrowing, Conversion, Continuation or prepayment shall be in the form of EXHIBIT K hereto, appropriately completed as applicable. Each Notice of Borrowing (a) shall certify that all proceeds of the requested Loans are, concurrently with the making of such Loans, being used by the Borrower for the purpose specified in SECTION 2.10 and (b) shall be accompanied by such other evidence as to use of the proceeds of such Borrowing, as the Administrative Agent may reasonably request from time to time. Each notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this SECTION 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.10      USE OF PROCEEDS.

         (a) LOANS. The Borrower agrees that all proceeds of the Loans shall be used to finance the purchase price for Nortel Networks Goods and Services provided by the Vendor under the Master Purchase Agreement, [*] sales and use taxes and freight charges, which Nortel Networks Goods and Services shall be used in the construction and operation of the Network. None of the proceeds of the Loans may be used to reimburse the Borrower for its prior payment of the purchase price for any Nortel Networks Goods and Services; PROVIDED, HOWEVER, that the initial advance of the Loans made on the Closing Date may be used by the Borrower to reimburse the Borrower for any amounts previously paid in cash by the Borrower to Nortel Networks to purchase Nortel Networks Goods and Services, including sales and use taxes and freight charges relating to such Nortel Networks Goods and Services, under the Master Purchase Agreement.

         (b) TRANSFER OF PROCEEDS TO PFE. Notwithstanding anything to the contrary contained herein, the Borrower may, substantially currently with its receipt of the proceeds of any of the Loans, contribute such proceeds as equity to the capital of PFE, or loan such proceeds to PFE in accordance with CLAUSE
(H) of SECTION  9.1, if and to the extent  (but only if and to the extent)  that
(i) PFE, promptly upon its receipt of such proceeds, uses such proceeds as required by the terms and provisions of this SECTION 2.10 and (ii) the Nortel Networks Goods and Services purchased by PFE with such proceeds are promptly sold or leased by PFE to the Borrower pursuant to an installment sales contract or a lease, respectively, in compliance with SECTION 8.20.

         (c) MARGIN STOCK. None of the proceeds of any Loan may be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or to purchase or carry any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.11      FEES.

         (a) Subject to SECTION 13.12, the Borrower shall pay to the Administrative Agent for the account of each applicable Lender (i) a commitment fee on the daily average outstanding amount of each such Lender's Term Loans A Commitment (as the same may be terminated or reduced pursuant to SECTION 2.13), for the period from and including the later to occur of the Closing Date or the date on which such Lender (or its predecessor in interest with respect to a Commitment assigned to such Lender as to which a commitment fee has not previously been paid during the applicable period) initially became a Lender to but excluding the Term Loans A Commitment Termination Date at the rate of (A) [*] percent ([*]%) per annum at all times during which the daily average of the aggregate principal amount of the Term Loans A outstanding is equal to or less than [*] percent ([*]%) of the aggregate amount of the Term Loans A Commitments as originally in effect (i.e., without reduction as a result of the making of the Term Loans A), and (B) [*] percent ([*]%) per annum at all times during which the daily average of the aggregate principal amount of the Term Loans A outstanding is greater than [*] percent ([*]%) of the aggregate amount of the Term Loans A Commitments as originally in effect (i.e., without reduction as a result of the making of the Term Loans A), and (ii) subject to the proviso below, a commitment fee on the daily average outstanding amount of each such Lender's Term Loans B Commitment (as the same may be terminated or reduced pursuant to SECTION 2.13), for the period from and including the later to occur of the Closing Date or the date on which such Lender (or its predecessor in interest with respect to a Commitment assigned to such Lender as to which a commitment fee has not previously been paid during the applicable period) initially became a Lender to but excluding the Term Loans B Commitment Termination Date at the rate of (A) [*] ([*]%) per annum at all times during which the daily average of the aggregate principal amount of the Term Loans B outstanding is equal to or less than [*] percent ([*]%) of the aggregate amount of the Term Loans B Commitments as originally in effect (i.e., without reduction as a result of the making of the Term Loans B), and (B) [*] percent ([*]%) per annum at all times during which the daily average of the aggregate principal amount of the Term Loans B outstanding is greater than [*] percent ([*]%) of the aggregate amount of the Term Loans B Commitments as originally in effect (i.e., without reduction as a result of the making of the Term Loans B), in each case (i.e., as to each of CLAUSES (I) and (II) preceding) based on a [*] day year and the actual number of days elapsed and based upon the daily average outstanding amount of the Term Loans A Commitments or the Term Loans B Commitments, respectively, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Term Loans A Commitment Termination Date or the Term Loans B Commitment Termination Date, respectively; PROVIDED, HOWEVER, that it is agreed and understood that no commitment fee shall commence to accrue pursuant to this SECTION 2.11 on the daily average unused or unfunded amount of any Lender's Term Loans B Commitment until such time as the Term Loans A have been fully funded and that the commitment fee rate shall be calculated separately for the Term Loans A Commitments and the Term Loans B Commitments.

         (b) Subject to SECTION 13.12, the Borrower agrees to pay to the Administrative Agent and Nortel Networks such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

         Section 2.12 COMPUTATIONS. Interest and fees payable by the Borrower hereunder and under the other Loan Documents on (a) all Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and (b) all Eurodollar Loans shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest or fees which constitute interest (if applicable), such calculation would result in a usurious rate, in which case interest or fees which constitute interest (if applicable) shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.13      TERMINATION OR REDUCTION OF COMMITMENTS.

         (a) Notwithstanding anything to the contrary contained in this Agreement, each of the Commitments shall automatically terminate upon the earlier to occur of (i) the occurrence of any Change in Control, or (ii) any sale, transfer or other disposition of all or substantially all of the Network.

         (b) The Borrower shall have the right to terminate or reduce in part the unused portion of the Term Loans A Commitments and/or the Term Loans B Commitments at any time and from time to time prior to the Term Loans A Commitment Termination Date and the Term Loans B Commitment Termination Date, respectively; PROVIDED, HOWEVER, that (i) no such termination or reduction shall be effective unless the Borrower shall have given notice of each such termination or reduction as provided in SECTION 2.9 and (ii) each partial reduction of any such Commitment shall be in an aggregate amount at least equal to $1,000,000 or an integral multiple of $100,000 in excess thereof.

         (c) The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

                                    ARTICLE 3

                                    PAYMENTS

         Section 3.1 METHOD OF PAYMENT AND APPLICATION OF PAYMENTS. All payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York, New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as the Administrative Agent may elect, subject to this SECTION 3.1 and SECTION 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral and all other funds of the Borrower in the possession of the Administrative Agent or any Lender may be applied by the Administrative Agent to the Obligations in such order and manner as the Administrative Agent may elect, subject to SECTION 3.2; PROVIDED, HOWEVER, that in the event of any sale, disposition or liquidation of the Collateral or any portion thereof as a result of or in connection with the occurrence of an Event of Default and receipt by the Administrative Agent of any proceeds thereof, or in the event of any bankruptcy or similar proceedings involving the Borrower or any of its Subsidiaries and receipt by the Administrative Agent of any payments with respect to the Obligations in connection therewith, all proceeds thereof (i)
shall be applied in accordance with the Collateral Agency Agreement (if the Collateral Agency Agreement is then in effect) and (ii) all proceeds received by the Administrative Agent pursuant to the Collateral Agency Agreement (if the Collateral Agency Agreement is then in effect) or otherwise shall be applied by the Administrative Agent as follows unless otherwise agreed by the Administrative Agent and the Required Lenders: (A) first, to reimburse the Administrative Agent for all fees, costs and expenses relating to such sale, disposition or liquidation or bankruptcy or similar proceedings, (B) second, pro rata to the accrued and unpaid interest with respect to the Term Loans A and the Term Loans B, (C) third, pro rata to the principal of the Term Loans A and the Term Loans B (until such Loans are paid in full), and (D) fourth, to the then remaining outstanding Obligations in such order as the Administrative Agent may determine. Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 3.2 PRO RATA TREATMENT. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under SECTION 2.1, each payment of commitment fees under SECTION 2.11(A) shall be made for the account of the Lenders, as applicable, and each termination or reduction of the Commitments under SECTION 2.13 shall be applied to the Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by SECTION 4.4) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment by the Borrower of principal of or interest on Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

         Section 3.3 SHARING OF PAYMENTS, ETC. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of the Borrower.

         Section 3.4 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5       TAXES.

         (a) All payments by the Borrower of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future Indemnified Taxes or Other Taxes. If any Indemnified Taxes or Other Taxes are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any Indemnified Taxes or Other Taxes (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this
SECTION 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (PROVIDED that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such Indemnified Taxes or Other Taxes are levied or imposed by reason of the failure of such Lender to comply with the provisions of SECTION 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) Indemnified Taxes or Other Taxes levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the Borrower under or with respect to the Loans other than Indemnified Taxes or Other Taxes previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and (B) Indemnified Taxes or Other Taxes levied or imposed with respect to any Lender reimbursement under the foregoing CLAUSE (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount such Lender would have received if such Indemnified Taxes or Other Taxes on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

         (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future Indemnified Taxes or Other Taxes (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected). Any such indemnification shall be on an after-tax basis, taking into account any such Indemnified Taxes or Other Taxes imposed on the amounts paid as indemnity.

         (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower under this SECTION 3.5 shall survive the payment of the Loans and the other Obligations and termination of the Commitments.

         Section 3.6 WITHHOLDING TAX EXEMPTION. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it initially becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Administrative Agent, two duly completed copies of U.S. Internal Revenue Service Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent, two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

         Section 3.7 REINSTATEMENT OF OBLIGATIONS. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Parties and (d) all Liens for the benefit of the Administrative Agent and the Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

         Section 3.8 NO FORCE MAJEURE, DISPUTES. The Borrower's obligation to pay all amounts due under the Loans and the other Obligations shall not be affected by (a) any setoff, counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right which the Borrower may have against the Vendor for any reason whatsoever arising under or pursuant to the Master Purchase Agreement or otherwise relating to the purchase of goods or services from the Vendor, (b) any defect in the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any equipment or material or service provided by the Vendor, (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower or affecting any of its Properties, (d) any action of any Governmental Authority or any damage to or destruction of or any taking of the Borrower's Property or any part thereof, (e) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the other Loan Documents (except for express written modifications to this Agreement or other Loan Documents as and in the manner permitted under this Agreement or the other Loan Documents), (f) any dissolution of the Borrower or any other Loan Party, (g) any inability or illegality with respect to the use or ownership of the Borrower's Property, (h) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements, (i) the invalidity or unenforceability of any of the Loan Documents or any other infirmity therein or any lack of power or authority of the Administrative Agent or any Lender or the Borrower, or (j) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not the Borrower shall have notice or knowledge of any of the foregoing, it being the intention of the Administrative Agent and the Lenders and the Borrower that the Obligations of the Borrower shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been terminated pursuant to an express provision thereof or of any of the other Loan Documents.

                                    ARTICLE 4

                         YIELD PROTECTION AND ILLEGALITY

         Section 4.1       ADDITIONAL COSTS.

         (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than Excluded Taxes);

                  (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in
         SECTION 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition affecting this Agreement or the Notes or any extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify (and provide reasonable supporting documentation to) the Borrower (with a copy to the Administrative Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this
SECTION 4.1(A) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, PROVIDED that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this SECTION 4.1(A). If any Lender requests compensation from the Borrower under this SECTION 4.1(A), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 hereof shall be applicable).

         (b) Without  limiting the effect of the  foregoing  provisions  of this
SECTION 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of SECTION 4.4 hereof shall be applicable).

         (c)  Determinations  and allocations by any Lender for purposes of this
SECTION 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.


         Section 4.2 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in SECTION
1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

         (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in SECTION 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of SECTION 4.4 hereof shall be applicable).

         Section 4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to SECTION 4.1 or SECTION 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by SECTION 4.1(B) or SECTION 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTION 4.1 or SECTION 4.3 hereof which gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

         (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower that the circumstances  specified in
SECTION 4.1 or SECTION 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this SECTION 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 COMPENSATION. The Borrower shall pay to the Administrative Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

         (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to SECTION 11.2) on a date other than the last day of an Interest Period for such Loan; or

         (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in ARTICLE 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such Borrowing, Conversion or prepayment specified in the relevant notice of Borrowing, prepayment or Conversion under this Agreement.

         Section 4.6 CAPITAL ADEQUACY. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this SECTION 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, PROVIDED that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

                                    ARTICLE 5

                                    SECURITY

         Section 5.1  COLLATERAL.  To secure the full and  complete  payment and performance of the Obligations, the Borrower will, and will cause each Subsidiary of the Borrower to, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien on all of the right, title and interest of the Borrower and the Subsidiaries of the Borrower in and to all of their Properties (as more specifically described in the Security Documents) and on all of the right, title and interest of Holdings in and to all Capital Stock of the Borrower and intercompany Debt owed to or held by Holdings and the Rights-of-Way Contribution Agreement (as more specifically described in the Security Documents) whether now owned or hereafter acquired, pursuant to the Security Documents, including, without limitation, the following:

         (a) all Capital Stock of the Borrower and each of the Subsidiaries of the Borrower;

         (b) all of the Property (as such Property is more specifically described in the Security Documents), including tangible and intangible Property and real and personal Property, of the Borrower and each of the Subsidiaries of the Borrower, including, without limitation, the following: Investments (including certificates of deposit); accounts; inventory (including, without limitation, work in process); equipment; deposit accounts (including cash collateral accounts); brokerage accounts; investment property; instruments; contract rights (including, without limitation, the Asset Contribution Agreement, the Rights-of-Way Contribution Agreement, all contracts relating to Contract Rights-of-Way and other rights-of-way, easements, leases and all related contracts and all other contracts relating to the construction or operation of the Network, and all consents and waivers necessary or appropriate from all parties to such contracts, including, without limitation, all consents and waivers necessary or appropriate to permit the collateral assignment of or security interest in such contracts); customer deposits in connection with purchase orders; general intangibles; real Property and interests therein (if and to the extent required pursuant to SECTION 5.4); chattel paper; Licenses; Intellectual Property; and intercompany Debt;

         (c) all Debt (i) owed by Holdings to the Borrower or any Subsidiary of the Borrower, (ii) owed by the Borrower to Holdings or any Subsidiary of the Borrower, or (iii) owed by any Subsidiary of the Borrower to Holdings or the Borrower or another Subsidiary of the Borrower; and

         (d) all cash and non-cash proceeds and products of any of the foregoing.

Notwithstanding anything to the contrary contained in this ARTICLE 5 or SECTION 8.10, unless and until an Event of Default has occurred and is continuing, neither the Borrower nor any of its Subsidiaries shall be required, by virtue of this ARTICLE 5 or SECTION 8.10, to execute any mortgage, deed of trust or similar agreement or UCC financing statement granting or perfecting a Lien on any Real Estate Assets or fixtures if and to the extent that such mortgage, deed of trust or similar agreement or UCC financing statement is required to be filed in any county, parish or equivalent subdivision of any State; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries shall be required to execute and deliver
(A) UCC financing  statements (1) constituting  transmitting  utility filings or
(2) constituting fixture filings in all counties, parishes or equivalent subdivisions of any State whereat any Significant Points of Presence are located whether or not an Event of Default has then occurred and is continuing and (B) all such mortgages, deeds of trust or similar agreements and all UCC financing statements referred to in this sentence above upon the request of the Administrative Agent or the Required Lenders and at any time and from time to time after the occurrence and during the continuance of an Event of Default.

         Section 5.2 GUARANTIES. The Borrower will cause each of the Subsidiaries of the Borrower (whether owned as of the Closing Date or thereafter organized or created) to Guarantee the payment and performance of the Obligations pursuant to the Guaranties.

         Section   5.3   NEW    SUBSIDIARIES;    ADDITIONAL    CAPITAL    STOCK.
Contemporaneously with the creation or acquisition of any Subsidiary of the Borrower after the Closing Date, the Borrower will:

         (a) grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock of such Subsidiary owned by Holdings or the Borrower or any Subsidiary of the Borrower (to the extent such Capital Stock was not previously pledged to the Administrative Agent);

         (b) cause each such Subsidiary to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent a Guaranty or a joinder therein acceptable to the Administrative Agent; and

         (c) cause each such Subsidiary to execute and deliver to the Administrative Agent a Security Agreement and such other Security Documents, in form and substance acceptable to the Administrative Agent, as the Administrative Agent may request to grant the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien on all Property of such Subsidiary.

Contemporaneously with the issuance of any additional Capital Stock of the Borrower or any of the Subsidiaries of the Borrower after the Closing Date, the Borrower will, and will cause Holdings and each of the Subsidiaries of the Borrower to (as applicable), grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in the Borrower or such Subsidiary of the Borrower owned by Holdings, the Borrower or any Subsidiary of the Borrower (to the extent such Capital Stock or other ownership interests are already not so pledged to the Administrative Agent). The Borrower covenants that none of the Capital Stock to be pledged in accordance with this SECTION 5.3 will be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws, such restrictions existing as of the Closing Date which have been disclosed to the Administrative Agent in the Security Documents and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower will, and will cause Holdings and each of the Subsidiaries of the Borrower and other appropriate Persons (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it (or the Collateral Agent, as applicable) to obtain and maintain the perfected, first priority Liens to be granted in accordance with this SECTION 5.3.

         Section 5.4       MORTGAGED PROPERTIES; SUBORDINATIONS AND WAIVERS.

         (a) Without limiting the generality of the other terms and provisions of this ARTICLE 5, the Borrower will, and the Borrower will cause each of the Subsidiaries of the Borrower to, on the Closing Date (with respect to any fee real Property or leasehold interest therein owned as of the Closing Date) or contemporaneously with the acquisition of any fee real Property or leasehold interest therein (with respect to any fee real Property or leasehold interest therein acquired after the Closing Date), execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to an existing Mortgage covering all fee real Property and all leasehold interests therein owned by any such Loan Party, together with evidence in form and substance reasonably satisfactory to the Administrative Agent and its counsel that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate (as applicable), in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders securing the payment and performance of the Obligations (including, without limitation and if requested by the Administrative Agent, a commitment for a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status created by such Mortgage or a title opinion in favor of the Administrative Agent, and together with current appraisals and surveys certified to the Administrative Agent and the Lenders complying with all applicable regulatory requirements (if and to the extent required by applicable regulatory requirements)), all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; PROVIDED, HOWEVER, that, with respect to any particular parcel of fee real Property, the Borrower and its Subsidiaries shall not be required to execute a Mortgage or Mortgages in favor of the Administrative Agent unless such fee real Property has a fair market value (exclusive of equipment but inclusive of buildings and other fixtures) of more than $[*]; PROVIDED, FURTHER, HOWEVER, that, with respect to any particular leasehold interest in real Property, the Borrower and its Subsidiaries shall not be required to execute a Mortgage or Mortgages in favor of the Administrative Agent unless such leasehold interest has an aggregate fair market value of more than $[*] (based upon the intrinsic value of such leasehold interests in excess of the rental payable thereunder). In addition, if requested by the Administrative Agent, the Borrower shall, and shall cause each of the Subsidiaries of the Borrower with a fee interest in such Property having a fair market value (exclusive of equipment but inclusive of buildings and other fixtures) of more than $[*] to, provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent. This SECTION 5.4(A) shall not apply to any Contract Rights-of-Way.

         (b) With respect to each lease of real Property executed by the Borrower or any of its Subsidiaries, the Borrower will, and will cause each of the Subsidiaries of the Borrower to, obtain waivers or subordinations of landlord's and similar Liens from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure the Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of such Loan Party that is the lessee under the lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries will only be required to use commercially reasonable efforts to obtain such waivers, subordinations or other agreements from landlords or owners and their lenders (without the giving of monetary consideration to the Persons providing such agreements as consideration for such agreements). This SECTION 5.4(B) shall not apply to any Contract Rights-of-Way.

         (c) The Borrower will, and will cause its Subsidiaries to, cause any carrier, warehouseman, mechanic, materialman, repairman, landlord, owner, bailee or other similar Person in possession of Fiber or Conduit or otherwise relating to any Contract Rights-of Way included in the Network to execute a written agreement, in form and substance satisfactory to the Administrative Agent, waiving or subordinating any Liens on such Fiber or Conduit or Contract Rights-of-Way, respectively; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries will only be required to use commercially reasonable efforts to obtain such a written agreement from landlords or owners and their lenders or parties to Contract Rights-of-Way (without the giving of monetary consideration to the Persons providing such agreements as consideration for such agreements).

         Section 5.5 FURTHER ASSURANCES. In addition to the foregoing, the Borrower will, and will cause each of the other Loan Parties and other appropriate Persons (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, Security Documents and financing statements) as the Administrative Agent may reasonably request from time to time in order for it to obtain and maintain valid, perfected, first priority Liens (subject only to Permitted Liens which are, as provided in the definition of the term "Permitted Liens", permitted to have priority equal to or greater than the Liens securing the Obligations) to be granted in accordance with this ARTICLE 5.

         Section 5.6 SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Loan Party (any such notice being hereby expressly waived by the Borrower and the other Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding any trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations now or hereafter existing under this Agreement, such Lender's Note or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.



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



         Section 5.7 THE COLLATERAL AGENT; THE COLLATERAL AGENCY AGREEMENT; REQUIRED PRIORITY OF LIENS. Notwithstanding anything to the contrary contained in this ARTICLE 5, (a) so long as any Eligible Secured Debt remains outstanding, all Liens securing the Obligations shall be granted in favor of the Collateral Agent for the benefit of the Administrative Agent and the Lenders and the holders of the Eligible Secured Debt and shall be subject to the terms and provisions of the Collateral Agency Agreement and (b) all references to "first priority" contained in this ARTICLE 5 shall mean first priority but subject to any Permitted Liens which are, as provided in the definition of the term "Permitted Liens", expressly permitted to have priority equal to or greater than the Liens securing the Obligations. No breach of ARTICLE 5 or any other provision of this Agreement shall be deemed to have occurred by virtue of the Liens in favor of the Collateral Agent, or the rights or remedies of the Collateral Agent, governed by the Collateral Agency Agreement.

         Section 5.8 RELEASE. The Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) shall, at the expense of the Borrower and in a reasonably prompt fashion after receiving a written request from the Borrower to do so, release its Lien on any portion of the Collateral (or rights therein and thereto) which is permitted to be sold in accordance with
SECTION 9.8 and which is then being sold; PROVIDED, HOWEVER, that the Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) shall not be obligated to provide such a release until concurrently with the consummation of such sale and unless the Borrower and the other Loan Parties have complied with, or are then complying with, all terms and provisions of this Agreement in connection with such sale (including, without limitation and if applicable, the mandatory prepayment requirements of SECTION 2.7(A)). Each release provided pursuant to this SECTION 5.8 shall be in form and substance reasonably satisfactory to the Administrative Agent.

         Section 5.9       NON-DISTURBANCE AND ATTORNMENT.  [*]

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

         Section 6.1 INITIAL EXTENSION OF CREDIT. The obligation of each Lender to make its initial Loan under this Agreement is subject to the receipt by the Administrative Agent (and the Collateral Agent in the case of the documents referred to in clause (h) below), on or before the Closing Date, of all of the following in form and substance satisfactory to the Administrative Agent (and the Collateral Agent in the case of the documents referred to in CLAUSE (H) below) and the Lenders and, in the case of actions to be taken, the taking of the following required actions and evidence that such actions have been taken to the satisfaction of the Administrative Agent:

         (a) RESOLUTIONS. Resolutions of the Board of Directors or equivalent governing body (as applicable) certified by the Secretary or an Assistant Secretary or equivalent officer or representative of each Loan Party which authorize the execution, delivery and performance by such Loan Party of the Loan Documents to which it is or is to be a party;

         (b) INCUMBENCY CERTIFICATE. A certificate of incumbency certified by the Secretary or an Assistant Secretary (or other analogous officer) of each Loan Party certifying as to the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

         (c) CERTIFICATES OR ARTICLES OF INCORPORATION, ETC. The certificate or articles of incorporation or other analogous constitutional documents of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state of incorporation or organization of such entity and dated as of a Current Date;

         (d) BYLAWS, ETC. The bylaws or other analogous constitutional documents of each Loan Party certified by its Secretary or an Assistant Secretary (or other analogous officer or representative);

         (e) GOVERNMENTAL CERTIFICATES. Certificates of appropriate officials as to the existence and good standing of each of the Loan Parties in its jurisdiction of incorporation or organization and in all jurisdictions in which such Loan Party is qualified or is required to qualify to do business as a foreign entity, each such certificate to be dated as of a Current Date;

         (f) NOTES. The Notes duly completed and executed by the Borrower (one payable to the order of each Lender with respect to each of its Term Loans A Commitment and Term Loans B Commitment, as applicable);

         (g) ADMINISTRATIVE AGENT DOCUMENTS. Counterparts of (i) the Subordination Agreement signed on behalf of all Loan Parties, (ii) the Indemnity and Contribution Agreement signed on behalf of the Borrower and each Subsidiary of the Borrower and (iii) the Parent Agreement signed on behalf of the Parent;

         (h)      ADMINISTRATIVE AGENT AND COLLATERAL AGENT DOCUMENTS.

                  (i) counterparts of (A) the Guaranty Agreements signed on behalf of each Subsidiary of the Borrower and (B) the Security Agreements signed on behalf of the Borrower and each Subsidiary of the Borrower;

                  (ii) a counterpart of the Collateral Agency Agreement signed on behalf of the Borrower;

                  (iii) as and to the extent required by this Agreement, evidence satisfactory to the Administrative Agent and the Collateral Agent that all agreements, documents and instruments, including UCC financing statements, required by law or reasonably requested by the Administrative Agent or the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement have been so filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

                  (iv) evidence satisfactory to the Administrative Agent and the Collateral Agent that all filing fees and taxes payable in connection with the filings, registrations and recordations referred to in the foregoing CLAUSE (III) have been paid or provided for;

                  (v) counterparts of the Holdings Pledge Agreement signed on behalf of Holdings;

                  (vi) certificates representing all the outstanding shares of Capital Stock of, or other ownership interests in (if such ownership interest shall be certificated), the Borrower and each Subsidiary of the Borrower owned by or on behalf of any Loan Party;

                  (vii) promissory notes evidencing all intercompany Debt owed to any Loan Party by the Borrower or any Subsidiary of the Borrower, including, without limitation, the promissory note made by PFE payable to the order of the Borrower, which promissory note shall evidence the subordinated, intercompany Debt permitted in accordance with CLAUSE (H) of SECTION 9.1 relating to proceeds of the Loans loaned by the Borrower to PFE as contemplated by SECTION 2.10(B);

                  (viii) stock or bond powers and instruments of transfer, endorsed in blank, with respect to such certificates and promissory notes;

                  (ix) a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the UCC (or equivalent) filings made with respect to the Borrower and each Subsidiary of the Borrower in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent and the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by SECTION 9.2 or have been released;

                  (x)      [intentionally omitted];

                  (xi) with respect to each existing lease of real Property where Collateral is located and if and to the extent required by
         SECTION 5.4, waivers or subordinations of landlord's Liens from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure the Collateral Agent's perfected, first priority Lien on the Collateral or Property affected thereby (subject to the terms of the Collateral Agency Agreement), the Collateral Agent's access to such Collateral or Property and the right of the Collateral Agent, the Lenders or their designee to succeed to the rights of the Loan Party that is the lessee under the lease, in each case in form and substance satisfactory to the Administrative Agent; and

                  (xii) if and to the extent required by SECTION 5.4, Mortgages executed by the Borrower and/or the Subsidiaries of Borrower (as applicable) pertaining to the real Property Collateral owned or leased by such Loan Party (one Mortgage executed by each such Loan Party) and, with respect to each tract of such real Property, a mortgagee policy of title insurance insuring the Collateral Agent's first priority Lien status (subject to the terms of the Collateral Agency Agreement) of each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements (if and to the extent required by applicable regulatory requirements) and an environmental survey acceptable to the Administrative Agent;

         (i) INSURANCE CERTIFICATES AND POLICIES. Certificates evidencing all insurance policies required by this Agreement and the other Loan Documents and, if requested by the Administrative Agent, copies of all such insurance policies;

         (j) LIEN SEARCHES. Lien searches in the name of each of the Loan Parties (and in all names under which any of them has done business within the last five years) in each jurisdiction where such Loan Party maintains an office or has Property, showing no financing statements or other Lien instruments of record affecting the Collateral except for Permitted Liens and Liens being released prior to or concurrently with the making of the initial Loan;

         (k) MASTER PURCHASE AGREEMENT. The Master Purchase Agreement shall have been executed and delivered by all parties thereto, and the Administrative Agent shall have received a copy of the Master Purchase Agreement as so executed and delivered, certified by a Responsible Officer of the Borrower as being a true and correct copy of such document;

         (l) PAYMENT OF FEES AND EXPENSES. The Borrower shall have paid all fees due on or before the Closing Date as specified in this Agreement or in the Administrative Agent's Letter and all fees, costs and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

         (m) COMPLIANCE WITH LAWS. The Borrower and the other Loan Parties shall have complied in all material respects with all Governmental Requirements necessary to execute and deliver this Agreement and the other Loan Documents and to perform and consummate the transactions contemplated by this Agreement and the other Loan Documents;

         (n) NO PROHIBITIONS. No Governmental Requirement shall prohibit the execution or delivery of this Agreement or any other Loan Document or the performance or consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and, except for the Magten Litigation (as to which there shall not have been any adverse determination or ruling as of the Closing Date), no litigation or other proceeding shall be pending or to the Borrower's knowledge, threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material respect the execution or delivery of this Agreement or any other Loan Document or the performance or consummation of the transactions contemplated by this Agreement or any other Loan Document or otherwise have a Material Adverse Effect;

         (o) FINANCIAL STATEMENTS. Copies of each of the financial statements referred to in SECTION 7.2, in each case as certified by a Responsible Officer of the applicable Loan Party as having been prepared in accordance with GAAP and as fairly presenting the financial condition of the applicable Loan Party as of the respective dates indicated therein and results of operations for the respective periods indicated therein;

         (p) OPINIONS OF COUNSEL. Favorable legal opinions of counsel for the Loan Parties, in form and substance and issued by law firms satisfactory to the Administrative Agent, with respect to the Loan Parties and with respect to the Loan Documents and a favorable legal opinion of regulatory counsel to the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent;

         (q) LEGAL MATTERS AND LOAN DOCUMENTS. All matters of a legal nature relating to the Borrower and the other Loan Parties and this Agreement and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other agreements, documents and instruments, each in form and substance and executed and delivered by all parties, as the Administrative Agent may have reasonably requested to receive;

         (r) BUSINESS PLAN. A copy of the Business Plan in form and substance satisfactory to the Administrative Agent;

         (s) MATERIAL CONTRACTS, ETC. A true and correct and fully executed copy of each of the Eligible Secured Debt Documents (as executed and delivered by all parties thereto), the Master Rights-of-Way Agreements and all other Material Contracts in existence as of the Closing Date, in form and substance satisfactory to the Administrative Agent;

         (t) LICENSES AND CONTRACT RIGHTS-OF-WAY. Copies of all Licenses from Governmental Authorities and Contract Rights-of-Way (including, without limitation, leases relating thereto) relating to the Network and affecting any Loan Party in connection with its businesses or any of the Properties owned or leased by it and in connection with its businesses to be conducted and Properties to be owned or leased as contemplated by the Business Plan, and evidence satisfactory to the Administrative Agent that the Borrower and each other Loan Party is able to construct and operate the Network and otherwise conduct its businesses as currently conducted with the use of such Licenses from Governmental Authorities and Contract Rights-of-Way in full force and effect, PROVIDED, HOWEVER, that, given the incremental nature of the build-out plan for the Network as contemplated by the Business Plan, Licenses and Contract Rights-of-Way with respect to portions of the Network not yet built out are not required to have been obtained or to be in effect pursuant to this CLAUSE (T); and the Administrative Agent shall be satisfied that (i) the Borrower and each other Loan Party has the appropriate right to use each of such Licenses and Contract Rights-of-Way pursuant to license agreements, rights-of-way agreements, leases or other agreements, documents or instruments in form and substance reasonably satisfactory to the Administrative Agent, which rights shall be assignable (other than rights thereunder which are not, by their terms, assignable except that the Contract Rights-of-Way for the long-haul portion of the Network shall be assignable) shall be assignable to the Administrative Agent and by the Administrative Agent to its transferees upon the occurrence of an Event of Default, and (ii) the Borrower and each other Loan Party has complied with all initial and on-going conditions of the issuance and use of all such Licenses and Contract Rights-of-Way and all other terms and provisions thereof (except with respect to Contract Rights-of-Way which is not material to the business of the Borrower or any of its Subsidiaries);

         (u) WAIVERS AND CONSENTS. To the extent not referred to in CLAUSE (H) preceding, copies of all material waivers and consents necessary for the execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is a party, including, without limitation, any waivers and consents in connection with the Master Purchase Agreement and the Eligible Secured Debt Documents as the Administrative Agent may require and the grant of a security interest in each Material Contract of the Borrower and its Subsidiaries, which waivers and consents shall be certified by a Responsible Officer of the Borrower as true and correct copies of such consents as of the Closing Date;

         (v) REGULATORY APPROVALS. Evidence satisfactory to the Administrative Agent that all filings, consents or approvals with or of Governmental Authorities necessary or appropriate to execute and deliver this Agreement and the other Loan Documents and to perform and consummate the transactions contemplated by the Loan Documents have been made and obtained, as applicable;

         (w) NO MATERIAL ADVERSE CHANGE. As of the Closing Date, (i) no material adverse change shall have occurred with respect to the businesses, assets, financial condition, results of operations, operations, capitalization, indebtedness, liabilities, obligations, profitability or prospects or Properties or of the general affairs or management of the Borrower individually or of the Borrower and its Subsidiaries taken as a whole, in each case since March 31, 2000, and (ii) the Administrative Agent shall be satisfied that the financial performance of the Borrower and its Subsidiaries prior to the Closing Date is not materially different from the financial projections for such Person(s) through the Closing Date that were previously submitted to the Administrative Agent;

         (x) ACCOUNTANT'S LETTER. A letter from Holdings and the Borrower authorizing the independent public accountants of Holdings and the Borrower to communicate with the Administrative Agent and the Lenders (so long as representatives of the Borrower have an opportunity to be present) and requesting that such accountants acknowledge reliance by the Administrative Agent and the Lenders on past, present and future financial statements;

         (y) SOLVENCY. A certificate from each of the Loan Parties certifying that each of the Loan Parties is Solvent;

         (z) HOLDINGS EQUITY CONTRIBUTION. At least $60,000,000 in cash and at least $70,000,000 in aggregate fair market value of rights-of-way and related assets constituting a part of the Real Estate Assets shall have been contributed as equity to the capital of the Borrower by Holdings pursuant to the Asset Contribution Agreement, and, in addition to the foregoing, rights to acquire at least 4,000 miles of Contract Rights-of-Way shall have been contributed as equity to the capital of the Borrower by Holdings pursuant to the Rights-of-Way Contribution Agreement;

         (aa) COLLATERAL AGENCY AGREEMENT. The Collateral Agency Agreement shall have been executed and delivered by all parties thereto and the Administrative Agent shall be satisfied that the Collateral Agency Agreement creates valid and binding obligations of such parties which are enforceable in accordance with the terms thereof (subject to bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity);

         (bb) NO-DEFAULT CERTIFICATE. A certificate executed by a Responsible Officer of the Borrower evidencing that, as of the Closing Date, all Loan Parties are in compliance with all covenants contained in the Loan Documents;

         (cc) REORGANIZATION. The Reorganization shall have been consummated, the terms and conditions of the Reorganization and all related transactions shall be reasonably satisfactory in all material respects to the Administrative Agent and the Lenders, copies of all material agreements and other documents pursuant to which the Reorganization and all related transactions shall have been effected shall have been delivered to the Administrative Agent and shall be reasonably satisfactory in all material respects to the Administrative Agent and the Lenders;

         (dd) RIGHTS-OF-WAY CONTRIBUTION AGREEMENT AND HOLDINGS AGREEMENT. Each of the Rights-of-Way Contribution Agreement and the Holdings Agreement shall have been executed by Holdings, the Borrower and PRE and, pursuant to the Rights-of-Way Contribution Agreement and in accordance therewith, PRE and its successors and assigns shall have acquired the unconditional right to use all Contract Rights-of-Way relating to the Network;

         (ee) APPROVED SERVICES AGREEMENT. A true and correct copy of the Approved Services Agreement in effect as of the Closing Date and, pursuant thereto and in accordance therewith, the Borrower and its Subsidiaries shall have acquired the right to use collocation, interconnection and other rights held by PNI as are appropriate for the Borrower to operate the Network in the markets served by PNI which are contemplated to be served by the Borrower as specified in the Business Plan;

         (ff) APPROVED TAX ALLOCATION AGREEMENT. A true and correct copy of the Approved Tax Allocation Agreement in effect as of the Closing Date;

         (gg) PNI SENIOR NOTES INDENTURE AND RELATED REGISTRATION RIGHTS AGREEMENT. A true and correct copy of the PNI Senior Notes Indenture and all other material agreements entered into in connection therewith;

         (hh) NOTICES TO PARTIES TO MASTER RIGHTS-OF-WAY AGREEMENTS. Holdings shall have provided to each of the other parties to the Master Rights-of-Way Agreements written notice of the assignments by Holdings of certain rights under the Master Rights-of-Way Agreements to the Borrower and the subsequent assignments by the Borrower of such rights to PRE, together with agreements by the Borrower and PRE to be bound by the terms of each of the Master Rights-of-Way Agreements;

         (ii) TELECOMMUNICATIONS ASSETS. The Board of Directors of Holdings shall have adopted a resolution determining that all Nortel Networks Goods and Services that may be financed by the Borrower pursuant to this Agreement constitute "Telecommunications Assets" as such term is defined in the PNI Senior Notes Indenture and a copy of such resolutions shall have been delivered to the trustee under the PNI Senior Notes Indenture; and

         (jj) LICENSE OF MARKS. Agreements shall have been executed pursuant to which PNI grants to Holdings, and Holdings grants to the Borrower and its Subsidiaries, the royalty-free right to use the "Pathnet" and other trademarks, service marks, logos and designs.

The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this SECTION 6. 1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders. After the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this SECTION 6.1.

         Section 6.2 ALL EXTENSIONS OF CREDIT. The obligation of each Lender to make any Loan (including the initial Loan) under this Agreement is subject to the continued satisfaction of each of the conditions precedent set forth in
SECTION 6.1 and each of the following additional conditions precedent:

         (a) NO DEFAULT OR MATERIAL ADVERSE EFFECT. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan;

         (b) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Borrower and the other Loan Parties contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent made with reference to an earlier date;

         (c) USE OF PROCEEDS. The Borrower shall have certified to the Administrative Agent that all proceeds of the Loans then being made by the Lenders are, concurrently with the making of such Loans, being used by the Borrower for the purposes specified in SECTION 2.10;

         (d) MASTER PURCHASE AGREEMENT. The Master Purchase Agreement shall not have been terminated by the Borrower or any other Loan Party and shall remain in full force and effect;

         (e) FULL DISCLOSURE. Neither the Borrower nor any other Loan Party shall have failed to disclose to the Administrative Agent or any Lender any material fact with respect to the Network or its business or its financial condition (including any contingent liabilities), or shall have failed to disclose any information, the absence of which makes any information previously disclosed to the Administrative Agent or any Lender materially misleading; and

         (f) ADDITIONAL DOCUMENTATION. The Administrative Agent shall have received such additional approvals, agreements, documents and instruments as the Administrative Agent may reasonably request.

         Section 6.3 CLOSING CERTIFICATES. The Borrower shall, concurrently with the Closing Date (with respect to the conditions precedent set forth in SECTION 6.1) and concurrently with the date of the making of each other Loan if requested by the Administrative Agent, execute and deliver to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in this ARTICLE 6 which are required to be satisfied on or before such date (without regard to whether such matters are, in fact, satisfactory to the Administrative Agent to the extent that such satisfaction is required hereunder).

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                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are (on the Closing Date, and after giving effect to the funding of the initial Loans on the Closing Date), and continuing after the Closing Date will be (as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder), true, correct and complete:

         Section 7.1 EXISTENCE. Each of the Loan Parties (a) is a corporation (or other entity) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization), (b) has all requisite corporate or other entity (as applicable) power and authority to own its Properties and carry on its business as now conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of the Loan Parties has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is or may become a party.

         Section 7.2       FINANCIAL STATEMENTS.

         (a) The Borrower has delivered to the Administrative Agent and the Lenders (i) the audited consolidated and consolidating financial statements (including balance sheet and statements of income or operations, shareholders' equity and cash flows) of Holdings and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 1999, (ii) the unaudited financial statements (including balance sheet and statements of income or operations, shareholders' equity and cash flows) of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of and for the fiscal period ended March 31, 2000, and (iii) an unaudited pro forma balance sheet of the Borrower and its Consolidated Subsidiaries dated as of the Closing Date which gives effect to the initial Loans made on the Closing Date and the other transactions to occur on such date or on the Closing Date. Such financial statements are true and correct (subject to any estimates or approximations permitted in accordance with GAAP), have been prepared in accordance with GAAP (except, in the case of other than annual financial statements, for year-end adjustments and the absence of financial statement footnotes required by GAAP) and fairly and accurately present, in all material respects, on a consolidated and consolidating (where applicable) basis, the financial condition of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) or, with respect to the pro forma balance sheet referred to in clause (iii) preceding, the Borrower and its Consolidated Subsidiaries, in each case as of such dates and the results of operations for the respective periods indicated therein. There has not been, as of the Closing Date, any material adverse change in the financial condition, results of operations, businesses, operations, Properties, capitalization, assets, liabilities or prospects of the Borrower on an individual basis, of the Borrower and its Subsidiaries taken as a whole or of Holdings and its Subsidiaries taken as a whole, in each case since December 31, 1999.

         (b) The Business Plan (including, without limitation, the financial projections contained therein) represents, as of the Closing Date, the good faith estimate of the Borrower and its respective senior management concerning the probable financial condition and performance of the Borrower and its Subsidiaries for the time period covered thereunder based upon the assumptions believed by such management to be reasonable at the time made.


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


         Section 7.3 CORPORATE ACTION; NO BREACH. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite entity action and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constituent documents of such Loan Party, (ii) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental
Authority) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, including, without limitation, the PNI Senior Notes Indenture, the Master Rights-of-Way Agreements, the Rights-of-Way Contribution Agreement and the Customer Agreements or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent or the Collateral Agent under the Collateral Agency Agreement for and on behalf of the Lenders under the Security Documents as provided in ARTICLE 5) upon any of the revenues or Property of any Loan Party. Without limiting the generality of the foregoing, (A) the Loans and other Obligations constitute (or will constitute when incurred) "Telecommunications Indebtedness" and "Permitted Indebtedness" as such terms are defined in the PNI Senior Notes Indenture and therefore constitute (or will constitute when incurred) Debt permitted to be incurred in accordance with the PNI Senior Notes Indenture (including Section 1011 thereof), (B) the Liens granted pursuant to the Security Documents which secure the payment and performance of the Obligations constitute (or will constitute when created) "Permitted Liens" as such term is defined in the PNI Senior Notes Indenture and therefore constitute (or will constitute when created) Liens permitted to exist in accordance with the PNI Senior Notes Indenture (including Section 1015 thereof) and (C) the limitations and restrictions on the payment of dividends and the making of other Restricted Payments are permitted in accordance with the PNI Senior Notes Indenture (including Section 1018 thereof).


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



         Section 7.4 OPERATION OF BUSINESS; LICENSES AND CONTRACT RIGHTS-OF-WAY. Each of the Loan Parties (a) possesses all Licenses from Governmental Authorities and Contract Rights-of-Way that are material to the conduct of its businesses as then conducted (PROVIDED, HOWEVER, that the Administrative Agent and the Lenders acknowledge that the Borrower and its Subsidiaries do not have, as of the Closing Date, any Licenses to provide competitive local exchange carrier services but have contracted with PNI to provide such services pursuant to the Approved Services Agreement), and (b) has complied with all initial and on-going conditions to the issuance and use of all such Licenses and Contract Rights-of-Way except where failure to comply could not reasonably be expected to have a Material Adverse Effect. None of such Persons is in violation of any such Licenses or Contract Rights-of-Way which could be expected to result in any termination or cessation thereof. All of such Licenses required by any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any state public utility commission) or issued by any Governmental Authority as of the Closing Date are summarized by category or type, as relevant to the operation of each Loan Party, on SCHEDULE
7.4. Such Licenses set forth on SCHEDULE 7.4 have been duly issued by the appropriate Governmental Authority (as applicable) and are in full force and effect, and all provisions of such Licenses have been complied with in all material respects. As of the Closing Date, no such License set forth on SCHEDULE
7.4 is subject to any pending or, to the knowledge of the Borrower, threatened revocation or termination proceeding or action. The provision by PNI of "Professional Services", "Wireless Services", "CLEC Services" (as such terms are defined in the Approved Services Agreement) and other associated services and access rights and other rights to the Borrower does not and will not (i) violate or conflict with, or result in a breach of, or require any consent under (A) the certificate or articles of incorporation, bylaws or other constituent documents of PNI, (B) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental
Authority) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (C) any material agreement, document or instrument to which PNI is a party or by which PNI or any of its Property is bound or subject, including, without limitation, the PNI Senior Notes Indenture or (ii) constitute a default under any such material agreement, document or instrument.

         Section 7.5 INTELLECTUAL PROPERTY. As of the Closing Date, all Intellectual Property of a material nature owned or used by each of the Loan Parties in the operation of its business is set forth on SCHEDULE 7.5. Except as set forth on SCHEDULE 7.5, each of the Loan Parties owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not materially alter or impair, individually or in the aggregate, any of such rights of any of the Loan Parties. To the Borrower's knowledge and except as set forth on SCHEDULE 7.5, no product or service of any of the Loan Parties infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Borrower, threatened against any Loan Party contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.


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



         Section 7.6 LITIGATION AND JUDGMENTS. Each material action, suit, investigation or proceeding in any court or before any arbitrator or mediator or before or by any Governmental Authority (whether or not any Governmental Authority is a party thereto) pending or, to the knowledge of the Borrower, threatened against or affecting any Loan Party, or that relates to any of the Loan Documents as of the Closing Date, is disclosed on SCHEDULE 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, reasonably be expected to have a Material Adverse Effect, other than the Magten Litigation which could, if adversely determined, have a Material Adverse Effect, PROVIDED, HOWEVER, that, as of the Closing Date, the Borrower does not believe that the Magten Litigation will be determined in a manner that is materially adverse to PNI or Holdings. Except as may be disclosed on SCHEDULE 7.6, as of the Closing Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

         Section 7.7 RIGHTS IN PROPERTIES AND CONTRACT RIGHTS-OF-WAY; LIENS. Except as disclosed on SCHEDULE 7.7A and except for Contract Rights-of-Way, none of the Loan Parties owns any fee or leasehold interest in any real Property as of the Closing Date. SCHEDULE 7.7B discloses all Contract Rights-of-Way owned by each Loan Party as of the Closing Date. Each Loan Party has good and marketable title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in SECTION 7.2(A), except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties or leasehold interests of any Loan Party is subject to any Lien, except Permitted Liens. Except for any Permitted Liens, none of the Loan Parties has granted or voluntarily allowed or permitted to exist any Lien to or in favor of any Person (other than the Administrative Agent for and on behalf of the Lenders as security for the Obligations) which attaches or relates to any of the Collateral and the Liens on the Collateral in favor of the Administrative Agent are perfected, first priority Liens (subject to the terms of the Collateral Agency Agreement).

         Section 7.8 ENFORCEABILITY. The Loan Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Loan Documents constitute the legal, valid and binding obligations of each such Loan Party, enforceable against each such Loan Party in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.9 APPROVALS. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority (including the FCC) or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or any of the Material Contracts to which it is or will be a party or for the validity or enforceability thereof, except for such authorizations, approvals, consents and filings as have been validly obtained or made and are in full force and effect or, with respect to Material Contracts only, as to which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents and the Material Contracts does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Loan Parties has failed to obtain any material License from any Governmental Authority (including, without limitation, any FCC License) or Contract Rights-of-Way necessary or appropriate for the ownership or use of any of its Properties, conduct of its business and performance of the Business Plan as currently conducted.

         Section 7.10 DEBT. The Loans made and contemplated to be made in accordance with this Agreement and the Obligations are permitted to be incurred, and are permitted to be secured by all Collateral, in accordance with the Collateral Agency Agreement. As of the Closing Date, neither the Borrower nor any of its Subsidiaries has any Debt other than (a) the Obligations, and (b) the Debt disclosed on SCHEDULE 7.10 hereto.

         Section 7.11 TAXES. Each of the Loan Parties has filed (a) all tax returns (federal, state and local) and reports required to be filed, including, without limitation, all income, franchise, employment, Property and sales tax returns, and (b) all other material tax returns and reports required to be filed except where failure to file any such return or report could not reasonably be expected to have a Material Adverse Effect, and has paid all federal and other material taxes (shown on such returns or reports to be due and payable), assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable before they become delinquent, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded. There is no proposed tax assessment against any Loan Party which could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

         Section 7.12 MARGIN SECURITIES. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal
Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.


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



         Section 7.13 ERISA. None of the Loan Parties or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on SCHEDULE 7.13. Each Plan of any Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. None of the Loan Parties or any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or with respect to all of their Pension Plans subject to such requirements, and, as of the Closing Date except as specified on SCHEDULE 7.13, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. None of the Loan Parties or any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or, to the Borrower's knowledge, threatened concerning or involving any Plan that could reasonably be expected to have a Material Adverse Effect. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if the Borrower were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $100,000, with respect to any such Plan, or $200,000 with respect to all such Plans, in the aggregate as of the Closing Date, on either a going-concern basis or a wind-up basis.

         Section 7.14 DISCLOSURE. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to the Borrower which has had a Material Adverse Effect.

         Section 7.15 LOAN PARTIES; CAPITALIZATION. SCHEDULE 7.15 attached hereto contains, as of the Closing Date, complete and accurate information regarding (a) the identities of each of the Subsidiaries of the Borrower and each of the Subsidiaries of Holdings, (b) the number of issued and outstanding shares of each class of Capital Stock issued by the Borrower and each of its Subsidiaries and the identities of, and number and percentage of each of such shares held by, the owner(s) (both of record and beneficially) of such Capital Stock and (c) the jurisdiction of incorporation or other organization of each Loan Party. Holdings owns, beneficially and of record, all of the issued and outstanding shares of Capital Stock of the Borrower, and the Borrower owns, beneficially and of record, all of the issued and outstanding shares of Capital Stock of each of PRE and PFE.

         Section 7.16 COMPLIANCE WITH LAWS. None of the Loan Parties is in violation of any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental Authority), except for instances of non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 7.17 INVESTMENT COMPANY ACT. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.18 PUBLIC UTILITY HOLDING COMPANY ACT. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.


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


         Section 7.19      ENVIRONMENTAL MATTERS.

         (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

                  (i) Each of the Loan Parties and all of its respective Properties and operations are in full compliance with all Environmental Laws. The Borrower is not aware of, and no Loan Party has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by such Loan Party with all Environmental Laws;

                  (ii) Each of the Loan Parties has obtained all Licenses that are required under applicable Environmental Laws, and all such Licenses are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                  (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of the Borrower) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of any Loan Party except in compliance with applicable Environmental Laws. The use which each of the Loan Parties makes and intends to make of its respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their currently owned Properties except in compliance with applicable Environmental Laws;

                  (iv) There are no conditions or circumstances associated with the currently owned or leased Properties or operations of any Loan Party that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities;

                  (v) None of the Loan Parties and none of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of the Borrower, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

                  (vi) None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that it is or will be subject to, any Environmental Liabilities;


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                  (vii) None of the  Properties  of any of the Loan Parties is a
         treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET SEQ., regulations thereunder or any comparable provision of state law. The
         Loan  Parties  are  in  compliance   with  all   applicable   financial
         responsibility requirements of all Environmental Laws; and

                  (viii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

         (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any of the Loan Parties.

         Section 7.20 YEAR 2000 COMPLIANCE. Each of the Loan Parties believes that it is Year 2000 Compliant as of the Closing Date except as could not reasonably be expected to have a Material Adverse Effect.

         Section 7.21 LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the Properties of any of the Loan Parties are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could reasonably be expected to have a Material Adverse Effect.

         Section 7.22 MATERIAL CONTRACTS. Attached hereto as SCHEDULE 7.22 is a complete list, as of the Closing Date, of all Material Contracts of each of the Loan Parties, other than the Loan Documents. All of the Material Contracts are in full force and effect and none of the Loan Parties is in default under any Material Contract and, to the knowledge of the Borrower after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Except as may be provided on SCHEDULE 7.22, (a) each of the Material Contracts is currently in the name of a Loan Party and (b) each of the Material Contracts (other than Material Contracts of Holdings and other than agreements relating to other Debt of the Loan Parties) is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. The Borrower has delivered to the Administrative Agent a complete and current copy of each Material Contract of the Borrower and/or any of its Subsidiaries (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date.

         Section 7.23 BANK ACCOUNTS. As of the Closing Date, SCHEDULE 7.23 sets forth the account numbers and location of all bank accounts (including lock box and special deposit accounts) of the Borrower and/or any of its Subsidiaries.

         Section 7.24 OUTSTANDING SECURITIES. All outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of each of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.



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         Section 7.25 SOLVENCY.  Each of the Loan Parties, as a separate entity, is Solvent, both before and after giving effect to the Loans.

         Section 7.26 EMPLOYEE MATTERS. Except as set forth on SCHEDULE 7.26, as of the Closing Date (a) neither any Loan Party nor any of its employees is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any such Person. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower after due inquiry, threatened against, any Loan Party or its respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on SCHEDULE 7.26, as of the Closing Date, none of the Loan Parties is subject to an employment contract.

         Section 7.27 INSURANCE. SCHEDULE 7.27 sets forth a complete and accurate description of all policies of insurance that are in effect as of the Closing Date for the Loan Parties and their Properties. As of the Closing Date, all premiums in respect of such insurance have been paid. No notice of cancellation has been received for any of such policies and each of the Loan Parties and the owner and holder of each such policy are in compliance with all of the terms and conditions of such policies.

         Section 7.28 COMMON ENTERPRISE. The Borrower and its Subsidiaries are members of an affiliated group with each other such Person and are collectively engaged in a common enterprise with one another. Each of the Loan Parties expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group.

         Section 7.29 NO DEFAULT UNDER OTHER AGREEMENTS. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

         Section 7.30 REORGANIZATION; CONTRACT RIGHTS-OF-WAY; COLLOCATION SITES.

         (a) The Reorganization has been fully consummated in accordance with the agreements, documents and contracts relating thereto, true and correct copies of which have been delivered to the Administrative Agent.

         (b)  Each  of  the  Master   Rights-of-Way   Agreements  is  valid  and
enforceable and in full force and effect.



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


         (c) Pursuant to the Master Rights-of-Way Agreements, Holdings previously acquired, or has the unrestricted right (except as expressly set forth in the Master Rights-of-Way Agreements) to acquire, all interests in the real estate comprising the Contract Rights-of-Way for the Network that are, or are contemplated to be as of the Closing Date, necessary for the construction, installation and operation of the long-haul portion of the Network as contemplated by the Business Plan. Except for obligations expressly set forth in the Master Rights-of-Way Agreements, Holdings previously paid and performed, in full, all indebtedness, liabilities and obligations at any time payable or performed by Holdings under the Master Rights-of-Way Agreements such that all rights of Holdings under the Master Rights-of-Way Agreements are irrevocable.

         (d) All rights, titles and interests of Holdings pursuant to the Master Rights-of-Way Agreements are fully assignable by Holdings to its Affiliates (including, without limitation, PRE and the Borrower) without revocation and, pursuant to the Rights-of-Way Contribution Agreement, rights to 4,000 route miles have been irrevocably assigned by Holdings to PRE. No indebtedness, liabilities or obligations are payable or performable by Holdings, PRE or any other Loan Party with respect to the Contract Rights-of-Way under the Master Rights-of-Way Agreements or otherwise other than as expressly set forth in the Master Rights-of-Way Agreements.

         (e) PNI has granted to the Borrower and its Subsidiaries, pursuant to the Approved Services Agreement, access to such rights and services held by PNI as are appropriate for the Borrower to operate the Network in the markets served by PNI which are contemplated to be served by the Borrower as specified in the Business Plan.

         Section 7.31 PNI SENIOR NOTES. The maturity date of the PNI Senior Notes is April 15, 2008 and no payments or prepayments of any principal of, or original issue discount with respect to, the PNI Senior Notes is due or payable prior to April 15, 2008 other than as expressly set forth in the PNI Senior Notes Indenture.

         Section 7.32 STATUS OF NETWORK BUILD-OUT. As of the Closing Date, the status of the Borrower's build-out of the long-haul portion of the Network is a follows: (a) Fiber has been installed on all of the route miles of the route from Chicago, Illinois to Omaha, Nebraska; (b) Fiber has been installed on 432 of the 571 total route miles of the route from Omaha, Nebraska to Denver, Colorado; (c) Fiber has been installed on all of the route miles of the route from Albuquerque, New Mexico to Farmington, New Mexico; (d) Fiber has been installed on 16 of the 571 total route miles of the route from Farmington, New Mexico to Grand Junction, Colorado; and (e) no Fiber has been installed on the route from El Paso, Texas to Albuquerque, New Mexico, but construction is scheduled to commence on September 1, 2000.

         Section 7.33 NATURE OF ASSETS CONTRIBUTED TO THE BORROWER. The assets contributed to the Borrower by Holdings pursuant to the Asset Contribution Agreement consist of cash or cash equivalents and Holding's interest in the fiber optic development projects constructed pursuant to the following agreements:

         (a) Construction Agreement dated March 31, 1999 with Pacific Fiber Link, LLC;

         (b) Fiber Optic Cable Construction and Use Agreement dated June 9, 1999 with Public Service Company of New Mexico;



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


         (c) Fiber Optic Cable License Agreement dated December 23, 1999 with Public Service Company of New Mexico;

         (d) Agreement with CapRock Telecommunications dated November 18, 1999;

         (e) Dark Fiber Network Agreement dated August 1999 between Tri-State Generation and Transmission Association, Inc., Empire Electric Association, Inc., La Plata Electric Association, Inc., Delta-Montrose Electric Association, Inc. San Miguel Power Association, Inc.; and

         (f) Fiber Optic Lease with Burlington Northern and Santa Fe Railway Company dated March 31, 2000.

                                    ARTICLE 8

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 REPORTING REQUIREMENTS. The Borrower will furnish (or will cause to be furnished) to the Administrative Agent and each Lender:

         (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 105 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 2000, either (i) a copy of the Form 10-K (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal year then ended, together with audited consolidating schedules for each of the Borrower and its Subsidiaries with respect to the financial statements contained therein, or (ii) a copy of the annual audit report (including the consolidated balance sheet) of Holdings and its Subsidiaries (including, without limitation, the Borrower) as of the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, together with audited consolidating schedules for the Borrower and its Subsidiaries with respect to each of such financial statements, in each case setting forth in comparative form the figures for the previous fiscal year (except to the extent that a Person was not then in existence), and accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records;


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


         (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending March 31, 2000 with respect to CLAUSE (I) succeeding and June 30, 2000 with respect to CLAUSE (II) succeeding, either (i) a copy of the Form 10-Q (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal quarter then ended, together with consolidating schedules for each of the Borrower and its Subsidiaries with respect to each of the financial statements contained therein, or (ii) a copy of the unaudited consolidated balance sheet of Holdings and its Subsidiaries (including, without limitation, the Borrower) as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows and quarterly operating budgets for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for the Borrower and its Subsidiaries with respect to each of such financial statements and quarterly operating budgets, in each case setting forth in comparative form the information or figures and quarterly operating budget figures, respectively, for the corresponding period of the preceding fiscal year (except to the extent that a Person was not then in existence), and certified by an appropriate Responsible Officer of the Borrower as fairly presenting, in accordance with GAAP, the financial position and the results of operations of Holdings and its Subsidiaries (including, without limitation, the Borrower), except for year-end adjustments and financial statement footnotes required by GAAP;

         (c) COMPLIANCE CERTIFICATE. Concurrently with the delivery of each of the financial statements referred to in CLAUSES (A) and (B) of this SECTION 8.1, a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of EXHIBIT L hereto, appropriately completed, stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

         (d) NOTICE OF ACTIONS, SUITS, INVESTIGATIONS OR PROCEEDINGS. Promptly after the commencement thereof, notice of all actions, suits, investigations and proceedings in any court or before any arbitrator or mediator or before or by any Governmental Authority (including the FCC) (whether or not any Governmental Authority is a party thereto) affecting any Loan Party or any License or Contract Rights-of-Way, which, if determined adversely to any Loan Party, could reasonably be expected to have a Material Adverse Effect;

         (e) NOTICE OF DEFAULT, ETC. As soon as possible and in any event immediately upon the Borrower's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower and/or any of its Subsidiaries has taken and, if and to the extent known, proposes to take with respect thereto;

         (f) ERISA PLAN REPORTS. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Pension Plan or for which the Borrower has any potential liability; and as soon as possible and in any event within five days after the Borrower knows or has reason to know that any Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC, the Borrower or any ERISA Affiliate has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of the Borrower setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that the Borrower and/or any of its Subsidiaries has taken and proposes to take with respect thereto;


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


         (g) PROXY STATEMENTS, ETC. As soon as available, one copy of each (if any) financial statement, report, notice or proxy statement sent by Holdings or the Borrower to its stockholders or other security holders generally and one copy of each (if any) regular, periodic or special report (including, without limitation, reports on forms 10-K, 10-Q and 8-K), registration statement or prospectus filed by Holdings or the Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency;

         (h) INSURANCE. Within 60 days prior to the end of each fiscal year of the Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Borrower and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

         (i) PLAN INFORMATION. From time to time, as reasonably requested by the Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of the Borrower or any ERISA Affiliate, or a transfer of assets of a Pension Plan covering employees of the Borrower or any ERISA Affiliate, written notification thereof; promptly upon the Borrower's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

         (j) BUSINESS PLAN, ETC. Not later than the last Business Day of January of each year, an update of the Business Plan for such year in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Closing Date, which update shall reflect the corresponding information for the prior year; and, promptly upon any preparation thereof, any proposed amendment, modification or supplement to the Business Plan;

         (k) MANAGEMENT LETTERS. Promptly upon each receipt thereof by any Loan Party, a copy of any management letter or other written report submitted to such Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any Loan Party;

         (l) REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, a copy of any financial or other material statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this SECTION 8.1;

         (m) NOTICE OF MATERIAL ADVERSE EFFECT. Within two Business Days after any Loan Party becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;


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         (n) ENVIRONMENTAL  ASSESSMENTS AND NOTICES.  Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any Property of any Loan Party and each notice sent by any Governmental Authority to any Loan Party relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

         (o) NOTICES UNDER MATERIAL CONTRACTS. Promptly after the receipt thereof by any Loan Party and promptly after the delivery thereof by any Loan Party, a copy of each written notice delivered under any Material Contract or real Property lease as to which the Borrower is obligated to cause a landlord's waiver or subordination to be provided in accordance with SECTION 5.4, which notice (i) relates to any alleged default under or noncompliance with or proposed termination of such Material Contract or real Property lease or (ii) otherwise relates to any matter under any Material Contract or real Property lease which could reasonably be expected to have a Material Adverse Effect;

         (p) ACCOUNTS RECEIVABLE AND PAYABLE. As soon as available and in any event within 60 days after the end of each fiscal quarter, an aged trial balance of all then-existing Receivables and all then existing accounts payable of the Borrower and its Subsidiaries;

         (q) MATERIAL CONTRACTS AND LEASES. Concurrently with the delivery of each of the financial statements referred to in CLAUSES (A) and (B) of this
SECTION 8.1, a true and correct copy of each Material Contract to which the Borrower or any of its Subsidiaries is a party or (directly or indirectly) subject and each Contract Rights-of-Way or lease of real Property to which the Borrower or any of its Subsidiaries is a party or beneficiary or is (directly or indirectly) subject and as to which a waiver or subordination of landlord's Lien is required to be provided in accordance with SECTION 5.4;

         (r) QUARTERLY REPORT AS TO KEY BUSINESS STATISTICS. As soon as available and in any event within 60 days after the end of each fiscal quarter, reports as to key business and operational statistics of the Borrower and its Subsidiaries, including, without limitation, reports as to the number of fiber miles completed, the total number of customers and such related information as the Administrative Agent may reasonably request from time to time;

         (s)      INFORMATION REGARDING COLLATERAL.

                  (i) Promptly upon any occurrence thereof, written notice of any change (A) in any Loan Party's name or in any trade name used to identify it in the conduct of its business or in the ownership of its Properties, (B) in the location of any Loan Party's chief executive office, its principal place of business or any asset constituting Collateral (including the installation of any asset constituting Collateral at a location where Collateral has not previously been located), (C) in any Loan Party's identity or corporate structure or
         (D) in any Loan Party's Federal taxpayer identification number;



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



                  (ii) promptly upon any incurrence thereof, written notice of any material casualty or damage to, or any destruction of, the Collateral or any Real Estate Assets or the commencement of any action or proceeding for the taking of any Collateral or Real Estate Assets or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding; and

                  (iii) concurrently with the delivery of the financial statements referred to in CLAUSE (A) of SECTION 8.1, a certificate of a Responsible Officer of the Borrower (A) setting forth the information required pursuant to Sections 1 and 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Agreement and (B) certifying that all UCC financing statements
         (including fixture filings, as applicable) or other appropriate filings, recordings or registrations (which are required to have been filed, recorded or registered in accordance with this Agreement), including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to CLAUSE (A) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

         (t) ACQUISITION OF MATERIAL ASSETS. Promptly upon the acquisition thereof, written notice of any acquisition of any material asset by the Borrower or any Subsidiary of the Borrower after the Closing Date (other than assets constituting Collateral under the Pledge Agreement or the Security Agreement and other than Real Estate Assets owned by PRE); and

         (u) GENERAL INFORMATION. Promptly, such other business, financial, corporate affairs and other similar information concerning the Loan Parties and/or the Collateral as the Administrative Agent or any Lender may from time to time reasonably request and, in addition to the foregoing, access (upon reasonable advance notice and during normal business hours) to personnel of the Borrower reasonably necessary or appropriate to discuss the matters or information referred to in this SECTION 8.1.


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



         Section 8.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. The Borrower will, and will cause each of the other Loan Parties to, obtain (if not previously obtained), preserve and maintain (a) its entity existence, (b) all of its leases, privileges, consents, approvals, Licenses, Contract Rights-of-Way, franchises, qualifications (including, without limitation, good standing status in such Loan Party's jurisdiction of organization and in other jurisdictions in which the nature of such Loan Party's business makes qualification therein necessary), Intellectual Property, intangible Property and contract and other rights that are necessary or appropriate to operate the Network as then operated in the ordinary conduct of its business except to the extent that the failure to obtain, preserve or maintain the same could not reasonably be expected to have a Material Adverse Effect, and (c) the requisite power and authority to own its Properties and carry on its business as now conducted and proposed to be conducted (including, without limitation, the power and authority and legal right to execute, deliver and perform its indebtedness, liabilities and obligations under the Loan Documents). Without limiting the generality of the foregoing, each of the Loan Parties has entered into, or will timely enter into, such Contract Rights-of-Way as are, at any time of determination, then necessary to the operation of the Network as then operated. The Borrower will, and will cause each of the other Loan Parties to, conduct its business in accordance with good business practices.

         Section 8.3 OWNERSHIP AND MAINTENANCE OF PROPERTIES AND LICENSES AND CONTRACT RIGHTS-OF-WAY.

         (a) The Borrower will, in a reasonably prompt and prudent fashion, use commercially reasonable efforts to obtain competitive local exchange carrier Licenses in all jurisdictions where it is contemplated to provide services requiring such Licenses in accordance with the Business Plan, except to the extent that PNI has such Licenses and the Borrower has contracted with PNI to provide competitive local exchange carrier services under such Licenses of PNI pursuant to the Approved Services Agreement. The Borrower will, and will cause each of the other Loan Parties to, (i) maintain, keep and preserve all of its Properties, Licenses and Contract Rights-of-Way (including, without limitation, all Collateral and Real Estate Assets) material to the conduct of the businesses of the Borrower and its Subsidiaries as then conducted , taken as a whole, in good working order and condition (ordinary wear and tear excepted) and (ii) make all repairs, renewals and replacements and improvements thereof to the extent necessary to ensure compliance with CLAUSE (I) preceding. Without limiting the generality of the foregoing, each of the Loan Parties will (A) own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as then conducted, without any known conflict with the rights of others, and (B) maintain and preserve good and marketable title to, or, with respect to leasehold interests, valid leasehold interests in, all of its material Properties and assets, real and personal, including the material Properties and leasehold interests reflected in the financial statements described in CLAUSE (A) of SECTION 7.2, except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect.

         (b) On and after the Closing Date, all Real Estate Assets relating to the Network or otherwise owned or acquired by the Borrower or any of its Subsidiaries shall be owned, acquired and held by PRE or PFE (with respect to the Fiber or Conduit constituting a part of the Real Estate Assets only), and Holdings and the Borrower will not, and will not permit any other Subsidiary (other than PRE or PFE) to, own, lease, or otherwise hold any such Real Estate Assets.

         Section 8.4 TAXES AND CLAIMS. The Borrower will, and will cause each of the other Loan Parties to, pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, could result in the creation of a Lien upon any of its Property; PROVIDED, HOWEVER, that none of the Loan Parties shall be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

         Section 8.5       INSURANCE.
                           ---------


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         (a) The  Borrower  will,  and will cause each of the other Loan Parties to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible entities engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities and each of the Loan Parties which is the owner or holder of any such policy will comply in all material respects with all of the terms and conditions thereof, PROVIDED that in any event the Loan Parties will maintain:

                  (i) PROPERTY INSURANCE. Insurance against loss or damage covering substantially all of the tangible real and personal Property (including, without limitation, the Nortel Networks Equipment and other equipment related to the Network) and improvements of such Person by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are (A) reasonably available as determined by the Borrower's independent insurance broker and (B) reasonably acceptable to the Administrative Agent.

                  (ii) AUTOMOBILE LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE. Insurance in respect of all vehicles (whether owned, hired or rented by such Person) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

                  (iii) COMPREHENSIVE GENERAL LIABILITY INSURANCE. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Person, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

         (iv) WORKER'S COMPENSATION INSURANCE. Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.


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Without  limiting  the  generality  of the  foregoing,  the Loan  Parties  shall purchase and maintain in effect all-risk, property and casualty insurance (including casualty insurance covering earthquake and flood damage) reasonably acceptable and in amounts reasonably acceptable to the Administrative Agent covering all Nortel Networks Equipment and other equipment related to the Network and liability insurance covering the operations of the Borrower and its
Subsidiaries.   All  insurance  shall  be  written  by  financially  responsible companies selected by the applicable Loan Party and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. Each policy referred to in this SECTION 8.5 shall name the Administrative Agent (for the benefit of itself and the other Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the
Administrative   Agent  and  shall  also  provide  that  the  interests  of  the
Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of any Loan Party; PROVIDED, HOWEVER, that, so long as any Eligible Secured Debt is outstanding, the Collateral Agent (as opposed to the Administrative Agent) shall be so named as loss payee and additional insured and shall receive such prior written notice of cancellation, amendment or reduction. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "PERIL" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

         (b) The Borrower will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by any Loan Party) payable by any insurance company to be deposited promptly with the Administrative Agent or the Collateral Agent if the Collateral Agency Agreement shall be in effect as security for the Obligations if a Default has then occurred and is continuing, and will promptly pay all Insurance Recoveries to the Administrative Agent for application against the Obligations if and to the extent required in accordance with SECTION 2.7(A).

         (c) If a Default shall have occurred and be continuing, the Borrower will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be promptly paid directly to the Administrative Agent or the Collateral Agent if the Collateral Agency Agreement shall be in effect to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

         Section 8.6 INSPECTION RIGHTS. The Borrower will, and will cause each of the other Loan Parties to, permit representatives and agents of the Administrative Agent and the Lenders, during normal business hours and upon reasonable notice to the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Borrower will authorize, and will cause each of the other Loan Parties to authorize, its accountants in writing (with a copy to the Administrative Agent) to comply with this SECTION 8.6. The Administrative Agent and/or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams for such purposes as the Administrative Agent may reasonably request; PROVIDED, however, that, unless a Default has occurred and is continuing (in which case all such field exams shall be at the Borrower's expense), no more than one such field exam during any calendar year shall be at the Borrower's expense.



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         Section 8.7 KEEPING  BOOKS AND  RECORDS.  The Borrower  will,  and will cause each of the other Loan Parties to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in SECTION 8.1 are hereafter required or permitted by GAAP and are adopted by the Borrower (as applicable) with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the covenants, standards or terms contained in this Agreement, the Borrower and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the financial condition or performance of the Loan Parties shall be the same after such changes in GAAP as if such changes in GAAP had not been made.

         Section 8.8 COMPLIANCE WITH LAWS. The Borrower will, and will cause each of the other Loan Parties to, comply with all Governmental Requirements applicable to the operation of its business (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental Authority), except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.9 COMPLIANCE WITH AGREEMENTS. The Borrower will, and will cause each of the other Loan Parties to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. With respect to each Material Contract (other than purchase orders entered into in the ordinary course of business) of any Loan Party (other than Holdings) entered into after the Closing Date, the Borrower will deliver to the Administrative Agent a complete and current copy of such Material Contract in a reasonably prompt fashion after the creation thereof.

         Section 8.10 FURTHER ASSURANCES. The Borrower will execute and deliver, and will cause each of the other Loan Parties to execute and deliver, such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such further actions as may be reasonably requested by the Administrative Agent to carry out the terms and provisions and purposes of this Agreement and the other Loan
Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent (and/or the Collateral Agent) for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens. Without limiting the generality of the foregoing, the Borrower will, and will cause each of the other Loan Parties to, (a) take all necessary actions to and otherwise ensure that, at all times, the Obligations will rank senior in respect of priority of payment to any Subordinated Debt (to the extent of the subordination provisions in the Subordinated Debt Documents governing such Subordinated Debt) and will rank at least PARI PASSU in respect of priority of treatment with all other present and future Debt of the Borrower (excluding rights of secured parties with respect to Permitted Liens) and (b) take all necessary actions to and otherwise ensure that, at all times, the indebtedness, liabilities and obligations of each Guarantor under the Guaranty executed by it will rank at least pari passu in respect of priority of treatment with all other present and future Debt of such Guarantor (excluding rights of secured parties with respect to Permitted Liens). The Borrower agrees that it shall not, and shall not permit any other Loan Party to, effect or permit any change referred to in CLAUSE (S) of SECTION 8.1 unless all filings have been made under the UCC or otherwise that are required in accordance with this Agreement in order for the Administrative Agent or the Collateral Agent (as applicable) to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.



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         Section 8.11 ERISA. The Borrower will, and will cause each of its ERISA
Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any material liability thereunder.

         Section 8.12 NON-CONSOLIDATION. The Borrower will, and will cause each of the other Loan Parties to: (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such Loan Party; (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such Loan Party; and (c) provide that its Board of Directors or other analogous governing body will hold all appropriate meetings to authorize and approve such Person's entity actions, which meetings will be separate from those of other Loan Parties.

         Section 8.13 YEAR 2000 COMPLIANCE. Except for such instances as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, all of the material computer software, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized or software systems that are used or relied upon by any Loan Party in the conduct of its business are and will continue to be Year 2000 Compliant and, without limiting the generality of the foregoing, will not malfunction, will not cease to function, will not generate incorrect data and will not produce incorrect results when processing, providing or receiving (a) date-related data into and between the twentieth and twenty-first centuries and (b) date-related data in connection with any valid date in the twentieth and twenty-first centuries. The Borrower will promptly notify the Administrative Agent in the event any Loan Party discovers or determines that any computer application (including those of its suppliers and vendors) that is material to such Loan Party's business and operations will not be Year 2000 Compliant on a timely basis.

         Section 8.14 TRADE ACCOUNTS PAYABLE. The Borrower will, and will cause each of the other Loan Parties to, pay all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed $100,000 at any time outstanding and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of any Loan Party, threatened.

         Section 8.15 DELIVERY OF CERTAIN AMENDMENTS, MATERIAL CONTRACTS AND SUBORDINATED DEBT DOCUMENTS. The Borrower will, and will cause each of the other Loan Parties to, promptly deliver to the Administrative Agent any amendment, modification or supplement to (a) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of any Loan Party, (b) any Material Contract to which it is a party, (c) any License or Contract Rights-of-Way which it possesses, and (d) any Subordinated Debt Document; PROVIDED, HOWEVER, that any such amendment, modification or supplement shall be subject to the provisions of SECTION 9.15. The Borrower will, and will cause each of the other Loan Parties to, deliver to the Administrative Agent, promptly after such Material Contract or Subordinated Debt Document comes into existence, a true and correct copy of each such Material Contract or Subordinated Debt Document in existence which is not identified on
SCHEDULE 7.22.



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         Section 8.16 INTEREST RATE PROTECTION. The Borrower will, commencing on or before the 90th day after the Closing Date, maintain in full force and effect through the final Maturity Date one or more Interest Rate Protection Agreements, in form and substance reasonably satisfactory to the Administrative Agent, with one or more counterparties rated in one of the three highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent, that enable the Borrower to fix or place a limit upon a rate of interest with respect to not less than an aggregate notional amount (not less than zero) equal to fifty percent (50.0%) of the remainder of the aggregate amount of Total Debt of the Borrower and its Consolidated Subsidiaries MINUS the aggregate amount of such Total Debt of the Borrower and its Consolidated Subsidiaries with a fixed interest rate. The maximum amount for which interest may be fixed or limited under all such Interest Rate Protection Agreements shall not exceed one hundred percent (100%) of the Total Debt of the Borrower and its Subsidiaries bearing interest at a variable rate.

         Section 8.17 OWNERSHIP OF CERTAIN ASSETS AND BUSINESSES. The Borrower shall, at all times and except as may be set forth on SCHEDULE 8.17 or as is required with respect to Fiber, Conduit, Contract Rights-of-Way and real Property as provided in this SECTION 8.17 below, own all Telecommunications Assets used or useful in the operation of the Telecommunications Business of the Borrower and its Subsidiaries. Notwithstanding the foregoing, all rights, titles and interest in and to all Fiber, Conduit, Contract Rights-of-Way and real Property of the Borrower and its Subsidiaries shall be owned or held by PRE or PFE (with respect to Fiber or Conduit only), it being acknowledged and agreed that the interests of PRE or PFE in Fiber, Conduit, Contract Rights-of-Way and real Property may not be fee interests and may consist of a variety of interests, including irrevocable rights to use, easements, leases and other contract rights but that all such interests shall be free and clear of all Liens created by PRE, PFE and the other Loan Parties other than Permitted Liens subject to SECTION 9.2(B). All payments and other consideration at any time paid or payable under any Customer Agreement shall be paid and payable directly to the Borrower. The Borrower and its Subsidiaries will at all times ensure that none of the restrictions or other terms, provisions or conditions relating to their ownership of or other right to use Fiber or Conduit shall materially adversely affect or interfere with their ability to operate or otherwise use any Fiber.

         Section 8.18 VERACITY AND ACCURACY OF FINANCIAL STATEMENTS. All financial statements to be delivered to the Administrative Agent in accordance with this Agreement will be, when delivered, true and correct (subject to any estimates or approximations permitted in accordance with GAAP), will be prepared in accordance with GAAP (except, in the case of other than annual financial statements, for year-end adjustments and the absence of financial statement footnotes required by GAAP and, in the case of the unaudited pro forma balance sheet, the pro forma nature of such financial statement) and will fairly and accurately present, on a consolidated and consolidating basis (as applicable), the financial condition of Holdings and its Consolidated Subsidiaries (including without limitation, the Borrower) as of the respective dates indicated therein and the results of operations for the respective periods indicated therein.


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         Section 8.19 INVESTMENT  COMPANY ACT AND PUBLIC UTILITY HOLDING COMPANY
ACT. Each of the Loan Parties will take such actions as may be necessary or appropriate to ensure that it is not, and does not become, (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 8.20 INSTALLMENT SALES OR LEASES OF NORTEL NETWORKS GOODS AND SERVICES. Substantially concurrently with the use of any proceeds of the Loans by PFE to purchase Nortel Networks Goods and Services in accordance with SECTION 2.10(B), PFE shall sell or lease all of the Nortel Networks Goods and Services purchased with such proceeds to the Borrower pursuant to an installment sales contract or a lease contract in form and substance reasonably satisfactory to the Administrative Agent, which sale or lease shall be made at or (in the case of a lease, rental payments thereunder shall be based upon) the same price paid by PFE; PROVIDED, HOWEVER, that (a) the indebtedness of the Borrower owed to PFE in connection with each such installment sales contract or lease must be permitted in accordance with, and must satisfy each of the requirements set forth in, CLAUSE (H) of SECTION 9.1 and (b) none of such installment sales contracts or leases shall include the grant of any Lien in the Nortel Networks Goods and Services or any other Property or shall constitute chattel paper.

         Section 8.21 MANAGEMENT SERVICES. The Borrower shall not terminate the Approved Services Agreement and, except to the extent that Professional Services (as defined in the Approved Services Agreement) are provided by employees of the Borrower, shall continue to receive the Professional Services from PNI as set forth therein.

         Section 8.22 POST-CLOSING CONSENTS. The Borrower and its Subsidiaries shall use their commercially reasonable efforts to obtain, within 30 days after the Closing Date and continuing thereafter so long as may be necessary or appropriate, consents, from each of the third parties party to the Master Rights-of-Way Agreements and the Material Contracts identified as items 3 through 11 and 14 on SCHEDULE 7.22 hereto, pursuant to which each of such third parties consents to the Liens granted in the rights under the Master Rights-of-Way Agreements and such Material Contracts by the Loan Parties to secure the payment and performance of the Obligations and the exercise of all rights and remedies of a secured party, which consents shall be in form and substance reasonably satisfactory to the Administrative Agent.

                                    ARTICLE 9

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 DEBT. The Borrower will not, and will not permit any Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt, except (subject to the proviso below):

         (a)      Debt to the Lenders pursuant to the Loan Documents;



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

         (b) unsecured Debt under Interest Rate Protection Agreements entered into in compliance with SECTION 8.16; PROVIDED, HOWEVER, that Debt thereunder may be secured if such Debt constitutes a part of the Obligations;

         (c) existing Debt in the principal amounts and as otherwise described on SCHEDULE 7.10 hereto;


         (d) Debt of the Borrower incurred to finance the acquisition, construction, installation or improvement of any capital assets; PROVIDED that
(i) such Debt is incurred within [*] days of such acquisition or the completion of such construction, installation or improvement, (ii) any such Debt incurred in connection with any particular acquisition, construction, installation or improvement shall not exceed [*]% of the cost of such acquisition, construction, installation or improvement, and (iii) the aggregate principal amount of all Debt permitted by this CLAUSE (D) or a refinancing thereof permitted by CLAUSE
(I) below shall not exceed $1,000,000 at any time outstanding;

         (e) Subordinated Debt of the Borrower which has been approved by the Administrative Agent and the Required Lenders in writing;

         (f)      Eligible Secured Debt;

         (g) liabilities of the Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default;

         (h) intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business (including, without limitation, Debt owed by the Wholly-Owned Subsidiaries of the Borrower to the Borrower in connection with loans of proceeds of (x) the Loans made by the Borrower to such Subsidiaries, the proceeds of which loans are used for the purposes permitted by SECTION 2.10 and (y) other loans constituting Eligible Secured Debt made by other lenders, the proceeds of which are used to purchase assets to be used in the construction and operation of the Network), subject to the following requirements: any and all of the Debt permitted pursuant to this CLAUSE (H) (i) shall not exceed $1,000,000 in aggregate principal amount outstanding (exclusive of any loans made by the Borrower to PFE pursuant to SECTION 2.10(B)), (ii) shall be unsecured, (iii) shall be evidenced by instruments satisfactory to the Administrative Agent which will be pledged to the Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) for the benefit of the Administrative Agent and the Lenders, and (iv) shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent; PROVIDED, HOWEVER, that temporary advances made from time to time in the ordinary course of business not to exceed $100,000 in aggregate principal amount at any time owing by any Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to meet the requirements of CLAUSE (III) or CLAUSE (IV) preceding;

         (i) purchase money Debt (including Capital Lease Obligations) secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of CLAUSE (G) (including SUBCLAUSES (I), (II), (III) and
(IV) thereof) of the definition of Permitted Liens contained in SECTION 1.1;


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         (j) Debt of the Borrower  incurred to refinance any Debt referred to in
CLAUSE (C), (D) or (E) above; PROVIDED that (i) the principal amount of any such Debt does not exceed the principal amount of, plus accrued interest and any prepayment premiums applicable to, the Debt refinanced thereby plus any commitment fees or any other out-of-pocket expenses incurred in connection with such refinancing, (ii) any such Debt has a scheduled final maturity date that is on or after the scheduled final maturity date of the Debt refinanced thereby,
(iii) any such Debt has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Debt refinanced thereby, determined immediately prior to giving effect to such refinancing, (iv) any such Debt does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into consideration in determining compliance with CLAUSE (III) above, and does not include other provisions that are materially more burdensome taken as a whole than the provisions included in the Debt being refinanced (except that Eligible Secured Debt that is incurred to refinance other Eligible Secured Debt permitted by this SECTION 9.1 may have prepayment provisions that are substantially the same as those applicable to the Loans hereunder), (v) any such Debt shall not be Guaranteed or secured by any Lien unless the Debt being refinanced was Guaranteed or secured (in which case such Debt shall not be Guaranteed by any Person that did not Guarantee the Debt being refinanced and shall not be secured by a Lien on any asset that did not secure the Debt being refinanced), except that Eligible Secured Debt that is incurred to refinance other secured Debt permitted by SECTION 9.1 may be secured by the Security Documents if the assets securing such refinanced secured Debt become Collateral effective upon such refinancing, and (vi) if the Debt being refinanced is Subordinated Debt, then any Debt incurred to refinance such Subordinated Debt shall be subordinated to the Obligations on terms no less favorable to the Lenders than the terms of the Subordinated Debt being refinanced;

         (k) Debt consisting of Qualifying Fiber or Conduit Purchases entered into in the ordinary course of business; and

         (l) Guaranties by the Borrower of Debt of its Subsidiaries, other than PRE, permitted pursuant to this Agreement, and Guaranties by the Subsidiaries of the Borrower, other than PRE, of Debt of the Borrower permitted pursuant to this Agreement;

PROVIDED, HOWEVER, notwithstanding the foregoing or anything to the contrary contained in this Agreement, (i) PRE shall not incur, create, assume or permit to exist any Debt other than the Debt referred to in CLAUSE (A) preceding and Guarantees of Eligible Secured Debt referred to in CLAUSE (F) preceding, (ii) PFE shall not incur, create, assume or permit to exist any Debt other than the Debt referred to in CLAUSE (A) preceding and Guarantees of Eligible Secured Debt referred to in CLAUSE (F) preceding and subordinated, intercompany Debt owed to the Borrower referred to in CLAUSE (H) preceding, and (iii) the Borrower will not, and will not permit any Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt which is secured by any Lien created, evidenced or governed by any of the Security Documents other than the Obligations and other Eligible Secured Debt.


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         Section 9.2       LIMITATION ON LIENS.

         (a) The Borrower will not, and will not permit any Subsidiary of the Borrower to, (i) incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens and (ii) enter into any negative pledge or similar arrangement in favor of other creditors in any way restricting, limiting or otherwise affecting its power, authority, right or ability (whether by contract or otherwise) to grant, create or permit to exist any Lien on any of its Properties (other than such negative pledge or similar arrangement under purchase money
Debts and Capital Lease Obligations with respect to the assets financed or secured thereby or under Eligible Secured Debt Documents which expressly permit the Liens securing the Obligations and Liens required to be granted in the future to secure the Obligations in accordance with the Loan Documents).

         (b) Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the Borrower will not, and will not permit any Subsidiary of the Borrower to, grant, create, assume or permit to exist any Lien (i) on any Collateral except as permitted to attach to such Collateral in accordance with the definition of the term "Permitted Liens", (ii) on any Real Estate Assets except (A) Liens created under the Security Documents and (B) Liens described in CLAUSE (C), (D), (E), (G), (H), (K), (L), (m), (N) or (O) (to the extent, but only to the extent, that such CLAUSE (O) relates to extensions, renewals or replacements of the Liens permitted under CLAUSES (C), (D), (E), (G), (H), (K),
(L), (M) or (N)) of the definition of the term "Permitted Liens", or (iii) pursuant to any of the Security Documents other than Liens securing the Obligations and other Eligible Secured Debt; PROVIDED, HOWEVER, that neither PRE nor PFE may grant or create any Lien described in CLAUSE (G) of the definition of the term "Permitted Liens".

         Section 9.3 MERGERS, ETC. The Borrower will not, and will not permit any Subsidiary of the Borrower to, (a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person; PROVIDED, HOWEVER, that (i) any Subsidiary of the Borrower may merge with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower if the Borrower or a Wholly-Owned Subsidiary of the Borrower is the surviving entity in such merger, PROVIDED that no consideration is given by the surviving entity in such merger other than the issuance of any Capital Stock of the surviving entity and such Capital Stock is pledged to the Administrative Agent, for and on behalf of the Administrative Agent and the Lenders, as security for the Obligations pursuant to SECTION 9.6 and (ii) the Borrower or the PRE may purchase or acquire Fiber or Conduit that constitutes all or a material or substantial part of the business or properties of a Person as referred to in CLAUSE (C) preceding pursuant to a purchase, swap or exchange agreement. The surviving entity in any such merger shall ratify the Guaranty, the Security Documents and other indebtedness, liabilities and obligations of the non-surviving entity under the Loan Documents.

         Section 9.4 RESTRICTED PAYMENTS. The Borrower will not, and will not permit any Subsidiary of the Borrower to, make or pay, or obligate itself to make or pay, any Restricted Payments, except:



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         (a)  subject to the  subordination  provisions  relating  thereto,  the
Borrower may make (and may obligate itself to make) regularly scheduled payments of interest accrued on any Subordinated Debt if and to the extent (but only if and to the extent) permitted by the express terms of the Subordinated Debt Documents governing such Subordinated Debt, which terms shall have been expressly approved in writing by the Administrative Agent;

         (b) Subsidiaries of the Borrower may make Restricted Payments to the Borrower; and

         (c) commencing on or after March 15, 2001 (but not prior thereto), if and to the extent permitted by applicable law, the Borrower may declare and pay (and may obligate itself to declare and pay) dividends to Holdings during any fiscal year in an aggregate amount not to exceed the positive remainder, if any, of (i) the accrued interest on the PNI Senior Notes required to be paid in cash in accordance with the PNI Senior Notes Indenture and, subject to the proviso below, actually paid in cash by Holdings or PNI, MINUS (ii) the aggregate amount of cash that is otherwise available to PNI or Holdings at such time for the payment of such accrued interest, which amount referred to in this CLAUSE (II) shall be determined in good faith from time to time by PNI and Holdings and shall be certified by the chief financial officer of each of such entities to the Administrative Agent and the Borrower as being true and correct at least 30 days prior to the date upon which such dividends are proposed to be paid by the Borrower, PROVIDED, HOWEVER, that the entirety of the proceeds of such dividends must be used, substantially concurrently with the payment of such dividends by the Borrower, by Holdings or PNI to pay the same amount of accrued interest on the PNI Senior Notes required to be paid in accordance with the PNI Senior Notes Indenture, and actually paid, by Holdings or PNI in cash (and no such dividends may be paid by the Borrower to Holdings more than 30 days prior to the applicable date upon which such accrued interest is required to be paid and is actually paid by Holdings or PNI or in amounts exceeding the amounts of such accrued interest required to be paid and actually paid by Holdings in cash);

         (d) the Borrower and its Subsidiaries may make temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $[*] in aggregate amount at any time outstanding;

PROVIDED,  HOWEVER,  that no Restricted  Payments may be made pursuant to CLAUSE
(A), CLAUSE (B) or CLAUSE (C) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

         Section 9.5 INVESTMENTS. The Borrower will not, and will not permit any Subsidiary of the Borrower to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "INVESTMENTS"), except:

         (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or another Loan Party;

         (b) existing Investments identified on SCHEDULE 9.5 hereto;


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         (c)  Investments in securities  issued or guaranteed by the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

         (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000;

         (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in CLAUSE (C) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000;

         (f) Investments in commercial paper of a domestic issuer rated A-2 or better or P-2 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 270 days from the date of acquisition;

         (g) (i) Investments (other than intercompany Debt referred to in CLAUSE
(H) below) by the Borrower in its direct Wholly-Owned Subsidiaries existing on the Closing Date or required to occur in accordance with this Agreement, (ii) additional Investments by the Borrower in PFE made after the Closing Date consisting of capital contributions, investments or loans to PFE with the proceeds of (A) the Loans in accordance with SECTION 2.10(B) or (B) other loans constituting Eligible Secured Debt made by other lenders which are used by PFE to purchase assets to be used in the construction and operation of the Network,
(iii) additional Investments by the Borrower in PFE and PRE after the Closing Date made in the ordinary course of business in amounts sufficient to permit (but not in excess of the amounts sufficient to permit) PFE and PRE to pay reasonable operating expenses of PFE and PRE, respectively, in the ordinary course of their businesses relating to the Network, and (iv) additional Investments by the Borrower in its direct Wholly-Owned Subsidiaries made after the Closing Date which, together with intercompany Debt referred to in CLAUSE
(H) below, does not exceed $1,000,000 in aggregate amount at any time outstanding;

         (h) intercompany Debt permitted pursuant to CLAUSE (H) of SECTION 9.1;

         (i) Interest Rate Protection Agreements entered into in compliance with
SECTION 8.16;

         (j) temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $1,000,000 in aggregate amount at any time outstanding; and

         (k) cash investments in one or more Permitted Telecommunications Joint Ventures, PROVIDED, HOWEVER, that the remainder of (i) the aggregate amount of all such investments MINUS (ii) the aggregate amount of income received in cash as a direct result of such investments, exclusive of any interest received on the amount invested, shall not exceed $[*].

PROVIDED, HOWEVER, that no Investments may be made by the Borrower pursuant to CLAUSES (G)(II), (H) or (K) preceding if a Default exists at the time of such Investment or would result therefrom.


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



         Section 9.6 LIMITATION ON ISSUANCES OF CAPITAL STOCK. The Borrower will not, and will not permit any Subsidiary of the Borrower to, at any time, issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock, in each case to any Person other than Holdings (in the case of Capital Stock of the Borrower) or the Borrower (in the case of Capital Stock of a Subsidiary of the Borrower). All such Capital Stock, securities, options, warrants and other rights issued, sold, assigned or disposed of shall be, and shall continue to be, subject to a first priority Lien in favor of the Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) and the Lenders as security for the payment and performance of the Obligations.

         Section 9.7       TRANSACTIONS WITH AFFILIATES.

         (a) The Borrower will not, and will not permit any Subsidiary of the Borrower to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of the Borrower or other Loan Party except (i) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's (as applicable) business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary (as applicable) than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary (as applicable), (ii) pursuant to the Approved Services Agreement and the Approved Tax Allocation Agreement or (iii) as may be approved in writing by the Required Lenders; PROVIDED, HOWEVER, that transactions between or among the Borrower and its Affiliates may be on terms more favorable to the Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower and the Approved Tax Allocation Agreement and the Approved Services Agreement are not prohibited by this SECTION 9.7(A). Except as permitted pursuant to CLAUSE (II) or CLAUSE (III) of the preceding sentence, no transactions between or among (A) Affiliates of the Borrower and (B) the Borrower and its Subsidiaries relating to the purchases of equipment from any such Affiliate or the provision of services by any such Affiliate shall be permitted unless the same are purchased or provided at the cost to such Affiliate or pursuant to terms and provisions of the Approved Services Agreement or which have been disclosed to and approved by the Administrative Agent and the Lenders.

         (b) None of the Borrower and its Subsidiaries will make any loan, advance or payment to any officer, director, employee, shareholder or member of any Loan Party (other than a shareholder or member consisting of a Loan Party), except for loans or advances in an aggregate amount not to exceed $[*] at any time outstanding, or reasonable compensation paid, to officers, directors or employees in the ordinary course of business and payments made for goods sold or services rendered which comply with SECTION 9.7(A).


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         (c)  Neither  the  Borrower  nor any of its  Subsidiaries  may make any payment to Holdings or PNI or any of their Affiliates with respect to any liability of the Borrower or any of its Subsidiaries for Taxes, PROVIDED, HOWEVER, that the Borrower may make such payments to Holdings from time to time in amounts which are based upon the liabilities of the Borrower and its Subsidiaries for Taxes in order for Holdings to pay Taxes as a part of a consolidated, combined or unitary Tax filing group, PROVIDED, FURTHER, however, that (i) the amounts of such payments shall not exceed the amounts of liabilities for Taxes that would be payable by the Borrower and its Subsidiaries if they were not part of a consolidated, combined or unitary Tax filing group with respect to such Taxes, (ii) all such payments shall be required to be paid in accordance with the terms and provisions of the Approved Tax Allocation Agreement and shall not be paid substantially prior to the dates upon which the corresponding amounts would be required to be paid by Holdings to the applicable tax authorities, and (iii) at least 10 days prior to the making of any payment referred to in this SECTION 9.7(C), the Borrower shall have given the Administrative Agent written notice of its intention to make such payment and the amount thereof and shall have delivered to the Administrative Agent calculations and other appropriate information, in reasonable detail, evidencing and certifying that such payment is permitted in accordance with this SECTION 9.7(C).

         (d) Neither the Borrower nor any of its Subsidiaries may make any payment or reimbursement to Holdings with respect to any management, administrative, overhead, legal, accounting, operating, reporting, compliance or other costs or expenses, PROVIDED, HOWEVER, that the Borrower may pay to Holdings, or reimburse Holdings for Holdings' payment of, management fees in accordance with SECTION 9.13 and administrative, overhead, legal, accounting, operating, reporting and compliance expenses, which management fees and which expenses shall not exceed $[*] in aggregate amount during any calendar year, if (but only if) all such payments or reimbursements shall be required to be paid by the Borrower to Holdings in accordance with the terms and provisions of the Approved Services Agreement.

         (e) Neither the Borrower nor any of its Subsidiaries may make any payment (whether cash or other Property, but excluding Property in the form of Capital Stock of Holdings) to or for the benefit of the employees, officers or directors of Holdings, the Borrower or any Subsidiary of the Borrower with respect to any stock option or other benefit plan relating to any Capital Stock, PROVIDED, HOWEVER, that the Borrower may make such payments pursuant to and in accordance with stock option or other benefit plans for employees, officers or directors of Holdings, the Borrower or any Subsidiary of the Borrower in an aggregate amount not to exceed $[*] during any calendar year.

         Section 9.8 DISPOSITION OF PROPERTY. The Borrower will not, and will not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of its real or personal Property (including, without limitation, the Nortel Networks Equipment and the Nortel Networks Software and Capital Stock of any Subsidiary owned by such Person), except (subject to the succeeding proviso):

         (a) dispositions of Inventory (other than equipment) by the Borrower and its Subsidiaries in the ordinary course of business, and expenditures of money (including, without limitation, money held in deposit accounts and expenditures to pay Debt and other liabilities) made in the ordinary course of business or for the purpose of making Restricted Payments expressly permitted in accordance with this Agreement or Investments expressly permitted in accordance with this Agreement;


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         (b) Asset  Dispositions  of  Property,  other than the  Network (or any portion thereof), Fiber, Conduit, accounts or Receivables, by the Borrower and its Subsidiaries if each of the following conditions have been satisfied: (i)(A) the Net Proceeds from any such single Asset Disposition or series of related Asset Dispositions in any fiscal year do not exceed $[*] and the Net Proceeds from all such Asset Dispositions in any fiscal year do not exceed $[*] and (B) the Borrower or its Subsidiary (as applicable) receives fair consideration for such assets and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (c) Asset Dispositions of Property, accounts and Receivables, by the Borrower and its Subsidiaries to any Wholly-Owned Subsidiary of the Borrower if each of the following conditions have been satisfied: (i) the assets sold, disposed of or otherwise transferred to a Wholly-Owned Subsidiary of the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens securing the Obligations) in favor of the Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) and the Lenders, and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (d) dispositions of obsolete, uneconomic or surplus Property no longer used or useful in the ordinary course of business, including, without limitation, dispositions of equipment being exchanged or replaced with comparable or better equipment;

         (e) subject to the proviso below, Fiber or Conduit Sales pursuant to Customer Agreements for full and fair consideration in the ordinary course of the Borrower's or its Subsidiaries' business and in accordance with or as contemplated by the Business Plan, PROVIDED that the Borrower will ensure that it and its Subsidiaries retain, at all times, the ownership of or right to use a minimum of six strands of Fiber with respect to each long-haul segment of the Network, PROVIDED, HOWEVER, that, in connection with any Fiber or Conduit Purchases, the Borrower and its Subsidiaries may acquire and retain a minimum of two strands of Fiber installed or intended to be installed in the Network;

         (f) subject to the proviso below and except as permitted by CLAUSE (E) preceding, dispositions of an entire operating segment of the Network if (i) the Borrower receives fair consideration for such segment of the Network disposed of and (ii) no Default exists at the time of or will result from such disposition, PROVIDED, HOWEVER, that, as of any date of determination, not more than [*]% of the aggregate amount of completed Network route miles at any time owned or then previously owned by the Borrower and its Subsidiaries (excluding any Network route miles exchanged for other Network route miles) may be, or have been, disposed of after giving effect to all previous dispositions and all dispositions being made or proposed to be made as of such date of determination; and

         (g) sales or leases of customer premises equipment or other equipment intended for resale at the time of its acquisition or sublicenses of software, in each case made in the ordinary course of business and for full and fair consideration;

PROVIDED, HOWEVER, that, except as permitted in CLAUSE (B) preceding, the Borrower will not, and will not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of the Nortel Networks Equipment or any other equipment used in connection with the Network without the prior written consent of the Required Lenders and Nortel Networks.


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

         Section 9.9 SALE AND LEASEBACK. The Borrower will not, and will not permit any Subsidiary of the Borrower to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that, substantially concurrently with such lease, has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 9.10      LINES OF BUSINESS.

         (a) The Borrower will not, and will not permit any Subsidiary of the Borrower to, (i) engage in any business other than (A) the build-out, development, installation, operation and ownership of the Network (including the provision of services relating to the Network) and other Telecommunications Businesses in the U.S. and the conduct of related Telecommunications Businesses and matters incidental thereto and (B) the sale, lease, transfer, swap, exchange or other disposition of Fiber or Conduit pursuant to Customer Agreements and activities relating thereto or (ii) discontinue any line or lines of business which provide material net revenues to the Borrower or a Subsidiary of the Borrower in which it is engaged on the Closing Date.

         (b) The Borrower will not permit Holdings to own any Real Estate Assets other than rights under the Master Rights-of-Way Agreements that are not contributed to the Borrower or any Subsidiary of the Borrower pursuant to the Rights-of-Way Contribution Agreement.

         (c) The Borrower will not permit any Subsidiary to (i) engage in any business other than the ownership of the Real Estate Assets (as to PRE) or Fiber and Conduit and Nortel Networks Goods and Services and other equipment (as to PFE) and matters incidental thereto, (ii) own or acquire any Properties or assets other than the Real Estate Assets (as to PRE) or Fiber and Conduit and Nortel Networks Goods and Services and other equipment (as to PFE), (iii) incur any Debt other than pursuant to the Guaranty Agreement and the Security Documents or, as to PFE, intercompany Debt owed to the Borrower, or incur any other monetary liability other than liabilities for franchise and property taxes and similar liabilities incidental to its existence and those relating to the assets or Properties owned or held by it, (iv) enter into or become a party to any agreement, document, instrument or contract other than (A) the Loan Documents, (B) any Customer Agreement, (C) the Rights-of-Way Agreements and agreements granting to PRE the Contract Rights-of-Way for the Network, (D) as set forth on SCHEDULE 9.10, and (E) the Master Purchase Agreement.

         (d) The Borrower will not permit PNI to engage in, and PNI shall not engage in, the business of constructing or operating a long-haul fiber network or route; PROVIDED, HOWEVER, that PNI is a party to the Approved Services Agreement and provides certain services and shares certain assets with the Borrower pursuant thereto.


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         (e) The Borrower will not, and will not permit any of its  Subsidiaries to, own, develop, install or operate any portion of the Network at any location outside the continental U.S., except that a portion of the Network may be owned, developed, installed or operated in Canada or Mexico if (i) the total number of miles of individual strands of Fiber that are owned, developed, installed or operated in Canada and Mexico does not at any time exceed 5% of the total number of miles of individual strands of Fiber that are owned, developed, installed or operated by the Borrower and its Subsidiaries comprising the Network at such time and (ii) the Borrower and its Subsidiaries shall take such action as either Agent or the Required Lenders shall reasonably request to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority thereof in Canada or Mexico, as applicable.

         Section 9.11 ENVIRONMENTAL PROTECTION. The Borrower will not, and will not permit any Subsidiary of the Borrower to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which any Loan Party would be responsible, except for circumstances or events described in CLAUSES (A) through (D) preceding that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.12 INTERCOMPANY TRANSACTIONS. Except as may be expressly permitted or required by the Loan Documents, the Borrower will not, and will not permit any Subsidiary of the Borrower to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary of the Borrower to (a) pay dividends or make any other distribution to the Borrower or any Subsidiary of the Borrower in respect of the Capital Stock of such Loan Party or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to the Borrower or any Subsidiary of the Borrower, (c) make any loan or advance or capital contribution to the Borrower or any Subsidiary of the Borrower, (d) sell, lease or transfer any of its Property to the Borrower or any Subsidiary of the Borrower, or (e) grant any Lien on any of its Properties.

         Section 9.13 MANAGEMENT FEES. The Borrower will not, and will not permit any Subsidiary of the Borrower to, pay any management fees to any Affiliate of the Borrower other than management fees (if any) as may be required to be paid by the Borrower to PNI pursuant to the Approved Services Agreement.

         Section 9.14 MASTER PURCHASE AGREEMENT. The Borrower will not, and will not permit any Subsidiary of the Borrower to, terminate the Master Purchase Agreement prior to the Amortization Commencement Date.



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


         Section 9.15 MODIFICATION OF CERTAIN AGREEMENTS. The Borrower will not, and will not permit any other Loan Party to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of the Borrower or any other Loan Party, (b) the Rights-of-Way Contribution Agreement, (c) any Material Contract to which it is a party, or any License with any Governmental Authority or Contract Rights-of-Way which it possesses, (d) any Subordinated Debt Documents,
(e) any Master Rights-of-Way Agreements, the Approved Services Agreement or the Approved Tax Allocation Agreement, or (f) any agreements or documents with any Affiliate existing on the Closing Date; PROVIDED, HOWEVER, that the Loan Parties may amend or modify (i) the documents referred to in CLAUSE (A) preceding if and to the extent that such amendment or modification is not substantive or material and could not be adverse to any Loan Party, the Administrative Agent or any Lender, PROVIDED, HOWEVER, that none of such documents referred to in CLAUSE (A) preceding may be amended or modified as they relate to, in any way, any capital contribution to the Borrower or any obligation or agreement relating thereto,
(ii) the Material Contracts, Licenses and Contract Rights-of-Way referred to in CLAUSE (C) preceding if and to the extent that such amendment or modification could not reasonably be expected to be materially adverse to any Loan Party, the Administrative Agent or any Lender, (iii) the Subordinated Debt Documents referred to in CLAUSE (D) preceding if and to the extent that such amendment or modification is not material and does not result in the Debt evidenced or governed thereby not being "Subordinated Debt" as such term is defined herein and (iv) the agreements and documents referred to in CLAUSES (E) and (F) preceding if and to the extent that such amendment or modification (taken as a whole as to each such amendment or modification), in the judgment of the Administrative Agent, is not materially adverse to any Loan Party, any Agent or the Lenders.

         Section 9.16 ERISA. The Borrower will not, and will not permit any Subsidiary of the Borrower to:

         (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created that exceeds $100,000 with respect to any such Plan or $200,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

         (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

         Section 9.17 NO PREPAYMENT OF DEBT, ETC. The Borrower will not, and will not permit any Subsidiary of the Borrower to, directly or indirectly, make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt, prior to 30 days before its originally stated maturity (or its stated maturity as of the Closing Date in the case of Debt outstanding on the Closing Date), or in the case of interest, its stated due date, or directly or indirectly become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

         (a) prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents;

         (b) prepayments of Eligible Secured Debt permitted by and in accordance with the terms and provisions of the Collateral Agency Agreement, PROVIDED, HOWEVER, that, if and to the extent required by the Collateral Agency Agreement, such prepayments must be shared with the Administrative Agent and the Lenders in accordance with the terms and provisions of the Collateral Agency Agreement;


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


         (c) prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (i) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the Debt being prepaid (including as a result of any prepayment or redemption upon the occurrence of a condition), (ii) such new Debt (A) is subordinated to the Obligations to at least the same extent as the Debt being refinanced if such Debt is subordinated debt or (B) is permitted in accordance with this Agreement, and (iii) no Default or Event of Default then exists or would result from such prepayment or refinancing;

         (d) prepayments of purchase money Debt permitted to be incurred in accordance with SECTION 9.1(D); and

         (e) prepayments of trade payables incurred in the ordinary course of business.

In addition, the Borrower will not, and will not permit any Subsidiary of the Borrower to, prepay any rent or other obligations under any operating lease or any other Material Contract prior to 90 days before the originally stated due date therefor (or the due date therefor as of the Closing Date in the case of operating leases or Material Contracts in existence on the Closing Date).

         Section 9.18 RIGHTS OF THIRD PARTIES IN INTELLECTUAL PROPERTY. The Borrower will not, nor will it permit any other Loan Party to, (a) allow any product or service of any of the Loan Parties to infringe upon any Intellectual Property of any other Person or (b) violate any right of any such other Person with respect to any Intellectual Property owned or used by any such other Person, except to the extent that such infringement or violation could not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE 10

                               FINANCIAL COVENANTS

         Section 10.1 TOTAL DEBT TO TOTAL CAPITALIZATION. The Borrower will not permit the ratio of (a) Total Debt of the Borrower and its Consolidated Subsidiaries outstanding at the end of any of the calendar quarters set forth on
SCHEDULE 10.1 to (b) Total Capitalization of the Borrower and its Consolidated Subsidiaries on such date, to exceed the ratio set forth opposite such date on such Schedule.

         Section 10.2 TOTAL DEBT TO ANNUALIZED EBITDA. The Borrower will not permit the ratio of (a) Total Debt of the Borrower and its Consolidated Subsidiaries outstanding at the end of any of the calendar quarters set forth on
SCHEDULE 10.2 to (b) Annualized EBITDA of the Borrower and its Consolidated Subsidiaries for the period ending on such date, to exceed the ratio set forth opposite such date on such Schedule.


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


         Section 10.3 EBITDA TO DEBT SERVICE COVERAGE. The Borrower will not permit the ratio of (a) EBITDA of the Borrower and its Consolidated Subsidiaries for any four consecutive calendar quarters ending on any of the calendar quarters set forth on SCHEDULE 10.3 to (b) Debt Service of the Borrower and its Consolidated Subsidiaries for such four consecutive calendar quarters, to be less than the ratio set forth opposite such date on such Schedule.

         Section 10.4 EBITDA TO CONSOLIDATED INTEREST EXPENSE. The Borrower will not permit the ratio of (a) EBITDA of the Borrower and its Consolidated Subsidiaries for any four consecutive calendar quarters ending on any of the calendar quarters set forth on SCHEDULE 10.4 to (b) Consolidated Interest Expense of the Borrower and its Consolidated Subsidiaries for such four consecutive calendar quarters, to be less than the ratio set forth opposite such date on such Schedule.

         Section 10.5 GROSS REVENUES. The Borrower will not permit Gross Revenues for any four consecutive calendar quarters ending on any of the calendar quarters set forth on SCHEDULE 10.5 to be less than the amount set forth opposite such date on such Schedule.

                                   ARTICLE 11

                                     DEFAULT

         Section 11.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "EVENT OF DEFAULT":

         (a) (i) The Borrower shall fail to pay, repay or prepay when due, any amount of principal or interest of any Loan owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) the Borrower or any other Loan Party shall fail to pay, within three Business Days after the due date thereof, any fee, expense or other amount or other Obligation owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document.

         (b) Any representation or warranty made or deemed made by or on behalf of any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

         (c) Any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Section 5.1, 5.2, 8.1(E) or 8.2,
ARTICLE 9 or ARTICLE 10; any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in SECTION 5.3, 5.5, 8.1 (other than 8.1(E)), 8.3, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.13, 8.15, 8.17 or 8.21, and
such failure is not remedied or waived within ten days after such failure commenced; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.


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


         (d) Any Loan Party ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

         (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "BANKRUPTCY CODE"), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or other applicable Governmental Requirement, (vii) dissolve, or (viii) take any entity action for the purpose of effecting any of the foregoing.

         (f) A proceeding or case shall be commenced, without the application or consent of any Loan Party, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, arrangement, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator, administrator or the like of it or of all or any substantial part of its Property, or (iii) similar relief in respect of it, under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against any Loan Party and shall continue unstayed and in effect for any period of 60 consecutive days.

         (g) Any Loan Party shall fail to discharge within a period of 60 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $[*] against any of its Properties.

         (h) A final judgment or judgments for the payment of money in excess of $[*] in the aggregate shall be rendered by a court or courts against any Loan Party on claims not covered by insurance and the same shall not be discharged, bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and any Loan Party shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

         (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt of such Loan Party (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $1,000,000 or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

         (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has further liability or obligation under any of the Loan Documents; or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, perfected Lien upon any of the Collateral purported to be covered thereby, with the priority required by this Agreement or the applicable Security Document.

         (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Pension Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $100,000.

         (l) Nortel Networks shall terminate the Master Purchase Agreement as a result of a default by the Borrower, PFE or any other Loan Party thereunder or the Borrower, PFE or any other Loan Party shall terminate the Master Purchase Agreement (other than as a result of a default by Nortel Networks thereunder).

         (m) Any termination, revocation or non-renewal by the FCC or any federal or state public utility commission or other Governmental Authority of any material License of the Borrower or any of its Subsidiaries.

         (n)      The occurrence of any Material Adverse Effect.

         (o)      The occurrence of any Change in Control.

         (p) If, at any time, the subordination provisions of any of the Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.


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


         (q) If, at any time, any event or circumstance shall occur which gives any holder of any Subordinated Debt the right to request or require the Borrower or any other Loan Party to redeem, purchase or prepay any Subordinated Debt.

         (r) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) any Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Subordinated Debt Document has not been invoked, and (E) such waiver or consent is not made in connection with any material amendment or modification of any such Subordinated Debt Documents or in connection with any payment to the holders of any Subordinated Debt, (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) any Subordinated Debt Document, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) any Subordinated Debt Document, or (iv) any acceleration of the maturity of any Subordinated Debt.

         (s) The occurrence of any event of default as such term is used or defined in any of the Eligible Secured Debt Documents.

         (t) The occurrence of any "Event of Default" or "Change of Control" as such terms are defined in the PNI Senior Notes Indenture.

         Section 11.2 REMEDIES. If any Event of Default shall occur and be continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

         (a) ACCELERATION. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower;

         (b) TERMINATION OF COMMITMENTS. Terminate each of the Commitments without notice to the Borrower or any other Loan Party;

         (c)      JUDGMENT.  Reduce any claim to judgment;

         (d) FORECLOSURE. Foreclose or otherwise enforce any Lien granted to the Administrative Agent (or the Collateral Agent, if the Collateral Agency Agreement is in effect) for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

         (e) RIGHTS. Exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;


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PROVIDED, HOWEVER, that upon the occurrence of an Event of Default under SECTION
11.1(E) or SECTION 11.1(F), the Commitments of all of the Lenders shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower. In addition to the foregoing, if any Event of Default shall occur and be continuing (i) the Collateral Agent may foreclose or otherwise enforce any Lien granted to it for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations and may exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by the Collateral Agency Agreement or any of the other Loan Documents, by equity or otherwise, and (ii) as between the Loan Parties (on the one hand) and the Administrative Agent and the Lenders (on the other hand), any and all rights or remedies available to the Administrative Agent or the Collateral Agent under the Loan Documents (including, without limitation, the Security Agreements, the Mortgages, the Collateral Agency Agreement and the other Loan Documents) may be exercised by the Administrative Agent and/or the Collateral Agent, as the Administrative Agent and the Collateral Agent may agree from time to time.

         Section 11.3 PERFORMANCE BY THE ADMINISTRATIVE AGENT, ETC. If the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at its Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower, any Loan Party or any other Person under this Agreement or any of the other Loan Documents.

                                   ARTICLE 12

                            THE ADMINISTRATIVE AGENT



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


         Section 12.1 APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders,
(d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Administrative Agent shall not be deemed to have any fiduciary relationship with any Lender or any Loan Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to the Administrative Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine of any applicable law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties.

         Section 12.2 RIGHTS OF ADMINISTRATIVE AGENT AS A LENDER. With respect to its Commitments, the Loans made by it and the Note(s) issued to it, Nortel Networks (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Borrower or any of its Affiliates and any other Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.


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

         Section 12.3 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to SECTION 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

         Section 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTION 13.1 AND SECTION 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTION 13.1 AND SECTION 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS
AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS
SECTION 12.4, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 12.5 INDEPENDENT CREDIT DECISIONS. Each Lender agrees that it has independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party (or any other Person). Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the
Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party which may come into the possession of the Administrative Agent or any of its Affiliates.

         Section 12.6 SEVERAL COMMITMENTS. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with any of its Commitments shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.


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

         Section 12.7 SUCCESSOR ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. Each Administrative Agent (including each successor
Administrative Agent) agrees that, so long as it is acting as Administrative Agent under this Agreement, it shall be a Lender under this Agreement.

                                   ARTICLE 13

                                  MISCELLANEOUS

         Section 13.1 EXPENSES. The Borrower hereby agrees, on demand, to pay or reimburse the Administrative Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with the arranging, drafting, preparation, negotiation, execution and/or delivery of the Loan Documents and in connection with any and all waivers, amendments, modifications, renewals, extensions and supplements of or to the Loan Documents, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender,
(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all out-of-pocket costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.



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         Section 13.2  INDEMNIFICATION.  THE BORROWER HEREBY AGREES TO INDEMNIFY
THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE DRAFTING, PREPARATION, NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY FORECLOSURE RIGHT OR OTHER RIGHT OR REMEDY WHETHER OR NOT SUCH EXERCISE IS IN COMPLIANCE WITH LAWS AFFECTING OTHER PERSONS OR RESULTS IN DAMAGES PAYABLE TO OTHER PERSONS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY LOAN PARTY OF ANY MATERIAL REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE USE OR PROPOSED USE OF ANY LOAN, (E) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL,
REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, OR (F)
ANY   INVESTIGATION,   LITIGATION  OR  OTHER  PROCEEDING,   INCLUDING,   WITHOUT
LIMITATION,  ANY  THREATENED  INVESTIGATION,   LITIGATION  OR  OTHER  PROCEEDING
RELATING TO ANY OF THE FOREGOING, WHETHER BROUGHT BY ANY LOAN PARTY, ANY CREDITOR OR ANY OTHER PERSON; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.



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



         Section 13.3 LIMITATION OF LIABILITY. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by the Borrower, any Loan Party or any Affiliate of the Borrower in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases and agrees not to sue the Administrative Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         Section 13.4 NO DUTY. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Administrative Agent and the Lenders shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Borrower, any Loan Party or any of their respective Affiliates or any other Person.

         Section 13.5 NO FIDUCIARY RELATIONSHIP. The relationship between the Borrower and each Lender is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with the Borrower, any Loan Party or any of their respective Affiliates, and no term, provision or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Lender, between any other Loan Party and any Lender or between any such Affiliate and any Lender to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among the Borrower, any Loan Party or any of their respective Affiliates and the Lenders.

         Section 13.6 EQUITABLE RELIEF. The Borrower recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. The Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 13.8      SUCCESSORS AND ASSIGNS.


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



         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement,
(iv) the Borrower and the other Loan Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve (or under which the consent of the participant must be obtained prior to the Lenders' being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases any Commitment, (B) reduces the interest rate or the amount of principal or fees applicable to the Loans or Commitments in which such participant is participating, (C) extends any Maturity Date, (D) releases any of the Collateral (except as provided for herein or in any other Loan Document) or any guaranty of the Obligations, or (E) releases any Loan Party from its monetary Obligations under any of the Loan Documents.

         (b) The Borrower and each of the Lenders agree that any Lender (the "ASSIGNING LENDER") may at any time assign to one or more Eligible Assignees (each an "ASSIGNEE") all or any part of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and/or Loans); PROVIDED, HOWEVER, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of (A) an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents or (B) an assignment by a Lender to an Affiliate of such Lender, to another Lender or to an Approved Fund, the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 calculated based upon the aggregate amount of the Commitment(s) and/or Loans assigned and
(iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, PROVIDED that such Lender's rights under ARTICLE 4,
SECTION 13.1 and SECTION 13.2 accrued through the date of assignment shall continue).



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         (c) By executing  and  delivering  an Assignment  and  Acceptance,  the
Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of the Borrower, any Loan Party or any of their respective Affiliates or the performance or observance by the Borrower, any Loan Party or any of their respective Affiliates of any of their respective obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in SECTION 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to
enter  into  such   Assignment   and   Acceptance;   (iv)  such  Assignee  will,
independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note(s) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at the Borrower's expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of EXHIBIT J-1 or EXHIBIT J-2 hereto, as applicable.


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         (f) Any Lender may, in connection with any assignment or  participation or proposed assignment or participation pursuant to this SECTION 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to the Borrower, any Loan Party or any of their respective Affiliates furnished to such Lender by or on behalf of the Borrower, any Loan Party or any of their respective Affiliates; PROVIDED that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of
SECTION 13.20.

         (g) Any Lender may assign and pledge any Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; PROVIDED, HOWEVER, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         (h) The Borrower shall maintain, or cause to be maintained, a register (the "REGISTERED NOTE REGISTER") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement) shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this SECTION 13.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the other Loan Parties and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

         (i) The Borrower will not, and will not permit any other Loan Party to, become a party to any loan agreement, credit agreement or similar agreement which restricts or prohibits the right or ability of any lender which is a party thereto to become a Lender under this Agreement.


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



         (j) The Borrower shall provide prompt and reasonable assistance to the Administrative Agent and the Lenders in connection with their efforts in syndicating the Loans and Commitments. Such assistance shall include making senior officers and other representatives of the Borrower and their respective Affiliates available for meetings with prospective Lenders upon reasonable prior notice and providing, in a timely manner, such assistance as may be reasonably requested by the Administrative Agent or its advisors, including, without limitation, providing information to and responding to inquiries from prospective Lenders with respect to the business, operations, Business Plan, results and other matters relating to the business of the Borrower and the other Loan Parties, PROVIDED that the foregoing requested assistance shall not unduly interfere with the conduct of the Borrower's business.

         Section 13.9 SURVIVAL. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the
Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under
ARTICLE 4, SECTION 13.1 and SECTION 13.2, and the obligations of the Lenders to the Administrative Agent under SECTION 12.4, shall survive repayment of the Loans and the Reimbursement Obligations and the other Obligations.

         SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS (INCLUDING, WITHOUT LIMITATION, ANY COMMITMENT LETTER), TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.



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



         Section 13.11 AMENDMENTS. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrower in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrower, do any of the following: (a) increase the Commitments of the Lenders (or any Lender) or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in SECTION 3.2,
SECTION 3.3, SECTION 5.1 or this SECTION 13.11 or modify the definition of "Required Lenders" contained in SECTION 1.1; or (f) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents; and PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent relating to SECTIONS 12.1, 12.2, 12.3, 12.4 or 12.5 shall require the agreement of the Borrower. Notwithstanding anything to the contrary contained in this SECTION 13.11 and in addition to any other consent required pursuant to this SECTION 13.11, no amendment, waiver or consent shall be made with respect to (i) ARTICLE 12 hereof without the prior written consent of the Administrative Agent, (ii) the definition of "Master Purchase Agreement", "Nortel Networks Equipment", "Nortel Networks Goods and Services" or "Nortel Networks Software" or SECTION 2.10 hereof without the prior written consent of Nortel Networks (whether or not Nortel Networks is then a Lender hereunder),
(iii) any condition precedent set forth in ARTICLE 6 with respect to the making of any Loans without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent (A) with respect to any condition precedent to the making of any Loan under the Term Loans A Commitments, at least a majority (in Dollar amount) of the sum of the outstanding principal amount of the Term Loans A PLUS the outstanding Term Loans A Commitments and (B) with respect to any condition precedent to the making of any Loan under the Term Loans B Commitments, at least a majority (in Dollar amount) of the sum of the outstanding principal amount of the Term Loans B PLUS the outstanding Term Loans B Commitments, or (iv) the interest rate applicable to the Term Loans A or the Term Loans B or the Maturity Date of the Term Loans A or the Term Loans B, in each case without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent, at least a majority (in Dollar amount) of the sum of the outstanding principal amount of the Term Loans A PLUS the outstanding Term Loans A Commitments or the sum of the outstanding principal amount of the Term Loans B PLUS the outstanding Term Loans B Commitments, respectively.

         Section 13.12     MAXIMUM INTEREST RATE.

         (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "CONTRACT RATE") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.



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



         (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, IPSO FACTO and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this SECTION 13.12(B) or (ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower or other appropriate Loan Party. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (A) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (B) exclude voluntary prepayments and the effects thereof, and (C) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; PROVIDED THAT, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower or other appropriate Loan Party the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

         Section 13.13 NOTICES. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made in writing and shall be telecopied, mailed by certified mail return receipt requested or personally delivered (via courier or otherwise) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with SECTION 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this SECTION 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; PROVIDED, however, that notices to the Administrative Agent shall be deemed given when received by the Administrative Agent.



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



         SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF
(1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (4) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 13.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 HEADINGS. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 CONSTRUCTION. The Borrower, the Administrative Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20     CONFIDENTIALITY.


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


         (a) LENDERS' OBLIGATIONS. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to such Lender which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and whose disclosure of confidential information is subject to this SECTION 13.20(A); PROVIDED that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and Affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this SECTION 13.20.

         (b) LOAN PARTIES' AND AFFILIATES' OBLIGATIONS. The Borrower agrees that it will, and will cause the other Loan Parties and their Affiliates to, keep the terms and provisions of this Agreement and the other Loan Documents confidential from anyone other than individuals employed or retained by the Borrower, any other Loan Party or any of their Affiliates who are or are expected to become engaged in financial matters or matters relating to compliance with the Loan Documents, PROVIDED that nothing herein shall prevent any such Person from disclosing such information (i) to any such other Loan Party or Affiliate, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Loan Party or Affiliate, (iv) which has been publicly disclosed, or (v) to such Loan Party's or Affiliate's legal counsel and independent auditors; PROVIDED, HOWEVER, that the Borrower will deliver to the Administrative Agent written notice of any intention or obligation of any Loan Party to deliver or provide a copy of this Agreement or any other Loan Document or any term or provision hereof or thereof to any Governmental Authority at least ten Business Days prior to the initial date upon which any such delivery or provision occurs and the Borrower shall, and shall cause each of the other Loan Parties to, use all reasonable efforts to redact or delete from such copy or such term or provision such terms or provisions or language relating to rates of interest, fees, financial covenants, availability and other terms or provisions of a sensitive nature as may be requested by the Administrative Agent to be so redacted or deleted before the same is so delivered or provided. Without limiting the generality of the foregoing, the Borrower agrees that it will not, and will not permit any other Loan Party or its Affiliates to, without the prior written consent of the Administrative Agent, and the Administrative Agent and the Lenders agree that they will not, without the prior written consent of the Borrower, issue or publish a press release, tombstone or other similar announcement or publication relating to this Agreement or any other Loan Document or the transactions contemplated hereby unless they or it are required to do so by the order of any court or administrative agency or in accordance with applicable law.

         SECTION 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE
ACTIONS OF THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         Section 13.22 APPROVALS AND CONSENT. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement or the other Loan Documents where the approval, consent or exercise of judgment of the Administrative Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent or such Lender, respectively, and the Administrative Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Administrative Agent or such Lender, and (b) no approval or consent of the Administrative Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

         Section 13.23 SERVICE OF PROCESS. The Borrower irrevocably consents to the service of process by the mailing thereof by the Administrative Agent or the Required Lenders by registered or certified mail, postage prepaid, to the Borrower at its address listed on the signature pages hereof. Nothing in this
SECTION 13.23 shall affect the right of the Administrative Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or any of their respective Property in the court of any jurisdiction.


                                [Remainder  of this page is  intentionally  left
blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                BORROWER:

                                PATHNET OPERATING, INC.

                                By:/s/ James M. Craig
                                   -------------------------
                                   Name:    James M. Craig
                                   Title:   Executive Vice President
                                             and Chief Financial Officer

                                ADDRESS FOR NOTICES:
                                -------------------
                                11720 Sunrise Valley Drive
                                Reston, Virginia 20191
                                Attention:   Chief Financial Officer
                                              and General Counsel
                                Telephone:   703-390-1000
                                Telecopy:    703-860-5682

                                PATHNET FIBER EQUIPMENT LLC

                                By:/s/ James M. Craig
                                   -------------------------
                                   Name:    James M. Craig
                                   Title:   Executive Vice President
                                             and Chief Financial Officer

                                ADDRESS FOR NOTICES:
                                -------------------
                                11720 Sunrise Valley Drive
                                Reston, Virginia 20191
                                Attention:   Chief Financial Officer
                                              and General Counsel
                                Telephone:   703-390-1000
                                Telecopy:    703-860-5682

                                PATHNET REAL ESTATE LLC

                                By:/s/ James M. Craig
                                   -------------------------
                                   Name:    James M. Craig
                                   Title:   Executive Vice President
                                             and Chief Financial Officer

                                ADDRESS FOR NOTICES:
                                -------------------
                                11720 Sunrise Valley Drive
                                Reston, Virginia 20191
                                Attention:   Chief Financial Officer
                                              and General Counsel
                                Telephone:   703-390-1000
                                Telecopy:    703-860-5682

                                ADMINISTRATIVE AGENT:
                                --------------------

                                NORTEL NETWORKS INC.,
                                as Administrative Agent


                                By: /s/  Mitchell L. Stone
                                     ---------------------------------------
                                Name:   Mitchell L. Stone
                                     ---------------------------------------
                                Title: Director
                                     ---------------------------------------

                                ADDRESS FOR NOTICES:
                                -------------------
                                Nortel Networks Inc.
                                Mail Stop 991 15 A40
                                2221 Lakeside Blvd.
                                Richardson, Texas 75082-4399
                                Attention: Paul D. Day
                                Vice President, Customer Finance Americas
                                Telephone: 972-684-2271
                                Telecopy: 972-684-3679

                                       and

                                Nortel Networks Inc.
                                Mail Stop 468/05/B40
                                2100 Lakeside Blvd.
                                Richardson, Texas 75082-4399
                                Attention: Kimberly Poe
                                Director, Loan Administration
                                Telephone: 972-684-7687
                                Telecopy: 972-685-3613

                                LENDERS:

                                NORTEL NETWORKS INC.
Term Loans A
Commitment:       $105,000,000  By:     /s/ Mitchell L. Stone
                                        -------------------------------
                                Name:   Mitchell L. Stone
                                        -------------------------------
                                Title:  Director
                                        --------------------------------

Term Loans B
Commitment:       $105,000,000
                   -----------
                                ADDRESS FOR NOTICES:
                                -------------------
Total                           Nortel Networks Inc.
Commitment:       $210,000,000  Mail Stop 991 15 A40
                   ===========  2221 Lakeside Blvd.
                                Richardson, Texas 75082-4399
                                Attention: Paul D. Day
                                Vice President, Customer Finance Americas
                                Telephone: 972-684-2271
                                Telecopy: 972-684-3679

                                       and

                                Nortel Networks Inc.
                                Mail Stop 468/05/B40
                                2100 Lakeside Blvd.
                                Richardson, Texas 75082-4399
                                Attention: Kimberly Poe
                                Director, Loan Administration
                                Telephone: 972-684-7687
                                Telecopy: 972-685-3613

                                LENDING OFFICE FOR BASE RATE LOANS:
                                ----------------------------------
                                Nortel Networks Inc.
                                2221 Lakeside Blvd.
                                Richardson, Texas 75082

                                LENDING OFFICE FOR EURODOLLAR LOANS:
                                -----------------------------------
                                Nortel Networks Inc.
                                2221 Lakeside Blvd.
                                Richardson, Texas 75082

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT B

                       FORM OF COLLATERAL AGENCY AGREEMENT

                                    EXHIBIT C

                           FORM OF GUARANTY AGREEMENT

                                    EXHIBIT D

                           FORM OF HOLDINGS AGREEMENT

                                    EXHIBIT E

                        FORM OF HOLDINGS PLEDGE AGREEMENT

                                    EXHIBIT F

                  FORM OF INDEMNITY AND CONTRIBUTION AGREEMENT

                                    EXHIBIT G

                         FORM OF PERFECTION CERTIFICATE

                                    EXHIBIT H

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT I

                         FORM OF SUBORDINATION AGREEMENT

                                   EXHIBIT J-1

                               FORM OF TERM NOTE A

                                   EXHIBIT J-2

                               FORM OF TERM NOTE B

                                    EXHIBIT K

                   FORM OF NOTICE OF BORROWINGS, CONVERSIONS,
                          CONTINUATIONS AND PREPAYMENTS

                                    EXHIBIT L

                         FORM OF COMPLIANCE CERTIFICATE

                                 SCHEDULE 1.1(A)

                            CERTAIN PERMITTED HOLDERS

                                 SCHEDULE 1.1(B)

                             CERTAIN PERMITTED LIENS

                                  SCHEDULE 7.4

                                    LICENSES

                                  SCHEDULE 7.5

                              INTELLECTUAL PROPERTY

                                  SCHEDULE 7.6

                                LITIGATION, ETC.

                                  SCHEDULE 7.7

                      REAL PROPERTY; CONTRACT RIGHTS-OF-WAY

                                  SCHEDULE 7.10

                                  EXISTING DEBT

                                  SCHEDULE 7.13

                                      PLANS

                                  SCHEDULE 7.15

                          LOAN PARTIES; CAPITALIZATION

                                  SCHEDULE 7.22

                               MATERIAL CONTRACTS

                                  SCHEDULE 7.23

                                  BANK ACCOUNTS

                                  SCHEDULE 7.26

                                EMPLOYEE MATTERS

                                  SCHEDULE 7.27

                                    INSURANCE

                                  SCHEDULE 8.17

                       TELECOMMUNICATIONS ASSETS NOT OWNED
                      BY THE BORROWER AND ITS SUBSIDIARIES

                                  SCHEDULE 9.5

                               CERTAIN INVESTMENTS

                                  SCHEDULE 9.10

                       CERTAIN AGREEMENTS OF SUBSIDIARIES

                                  SCHEDULE 10.1

                       TOTAL DEBT TO TOTAL CAPITALIZATION

          ------------------------------------------------- ----------------------------------------
                                                                  Maximum Ratio of Total Debt
          Calendar Quarter Ending                                   to Total Capitalization
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          June 30, 2000                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2000                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2000                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2001                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2001                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2001                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2001                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2002                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2002                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2002                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2002                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2003                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2003                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2003                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2003                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2004                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2004                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2004                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2004                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2005                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2005                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2005                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2005                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2006                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2006                                                       [*]
          ------------------------------------------------- ----------------------------------------


                                  SCHEDULE 10.2

                         TOTAL DEBT TO ANNUALIZED EBITDA

          ------------------------------------------------- ----------------------------------------

                                                                  Maximum Ratio of Total Debt
          Calendar Quarter Ending                                    to Annualized EBITDA
          June 30, 2002                                                       [*]

          September 30, 2002                                                  [*]

          December 31, 2002                                                   [*]

          March 31, 2003                                                      [*]

          June 30, 2003                                                       [*]

          September 30, 2003                                                  [*]

          December 31, 2003                                                   [*]

          March 31, 2004                                                      [*]

          June 30, 2004                                                       [*]

          September 30, 2004                                                  [*]

          December 31, 2004                                                   [*]

          March 31, 2005                                                      [*]

          June 30, 2005                                                       [*]

          September 30, 2005                                                  [*]

          December 31, 2005                                                   [*]

          March 31, 2006                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2006                                                       [*]
          ------------------------------------------------- ----------------------------------------

                                  SCHEDULE 10.3

                             EBITDA TO DEBT SERVICE

          ------------------------------------------------- ----------------------------------------

                                                                    Minimum Ratio of EBITDA
          Calendar Quarter Ending                                       to Debt Service
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          September 30, 2002                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2002                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2003                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2003                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2003                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2003                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2004                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2004                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2004                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2004                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2005                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2005                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2005                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2005                                                   [*]

          March 31, 2006                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2006                                                       [*]
          ------------------------------------------------- ----------------------------------------

                                  SCHEDULE 10.4

                     EBITDA TO CONSOLIDATED INTEREST EXPENSE

          ------------------------------------------------- ----------------------------------------

                                                                    Minimum Ratio of EBITDA
          Calendar Quarter Ending                              to Consolidated Interest Expense
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          September 30, 2002                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          December 31, 2002                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          March 31, 2003                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          June 30, 2003                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          September 30, 2003                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          December 31, 2003                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          March 31, 2004                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          June 30, 2004                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          September 30, 2004                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          December 31, 2004                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          March 31, 2005                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          June 30, 2005                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          September 30, 2005                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          December 31, 2005                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          March 31, 2006                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------
          June 30, 2006                                                       [*]
          ------------------------------------------------- ----------------------------------------

                                  SCHEDULE 10.5

                                 GROSS REVENUES

          ------------------------------------------------- ----------------------------------------

          Calendar Quarter Ending                                   Minimum Gross Revenues
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2000                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2000                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2000                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2001                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2001                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2001                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2001                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2002                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2002                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2002                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2002                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2003                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2003                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2003                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2003                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2004                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2004                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2004                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2004                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2005                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2005                                                       [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          September 30, 2005                                                  [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          December 31, 2005                                                   [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          March 31, 2006                                                      [*]
          ------------------------------------------------- ----------------------------------------
          ------------------------------------------------- ----------------------------------------

          June 30, 2006                                                       [*]
          ------------------------------------------------- ----------------------------------------